        As filed with the Securities and Exchange Commission on July 24, 1998
                                                File Nos. 333-8653 and 811-07725
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

                     REGISTRATION STATEMENT UNDER THE SECURITIES
                                     ACT OF 1933                       / /

                             Pre-Effective Amendment No.
                                                                       / /
                            POST-EFFECTIVE AMENDMENT NO. 2
                                                                        X
                                        AND/OR
                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                     ACT OF 1940                       / /
                                   AMENDMENT NO. 4                      X
                           (Check appropriate box or boxes)

                                SEASONS SERIES TRUST
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 1 SunAmerica Center
                             Los Angeles, CA 90067-6022

                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 858-8850

                                Robert M. Zakem, Esq.
                      Senior Vice President and General Counsel
                                The SunAmerica Center
                          SunAmerica Asset Management Corp.
                             733 Third Avenue - 3rd Floor
                                 New York, NY  10017
                       (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                       COPY TO:

                Susan L. Harris, Esq.                 Margery K. Neale, Esq.
                SunAmerica Inc.                       Shereff, Friedman,
                                                      Hoffman, &
                                                      Goodman, LLP
                1 SunAmerica Center                   919 Third Avenue
                Los Angeles, CA 90067-6022            New York, NY  10022

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / immediately upon filing                 X on July 28, 1998  pursuant to
    pursuant to paragraph (b) of Rule 485    paragraph (b) of Rule 485

/ / 60 days after filing pursuant to       / / on (date) pursuant to paragraph
    paragraph (a) of Rule 485                 (a) of Rule 485

                               ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                SEASONS SERIES TRUST

                                CROSS REFERENCE SHEET
                               Pursuant to Rule 481(b)
                           Under the Securities Act of 1933


PART A
Item No.    Registration Statement Caption        Caption In Prospectus
--------    ------------------------------        ---------------------
      1     Cover Page                            Cover Page

      2     Synopsis                                   *


      3     Condensed Financial Information       Financial Highlights

      4     General Description of Registrant     The Trust; Investment
                                                  Objectives, Policies and
                                                  Restrictions; Investment
                                                  Techniques and Risk
                                                  Factors; General Information

      5     Management of the Fund                Management


      5A    Management's Discussion of Fund
            Performance                                *


      6     Capital Stock and Other               Dividends, Distributions and
            Securities                            Federal Taxes

      7     Purchase of Securities Being          Purchases and Redemptions;
                                                  Price of Shares

      8     Redemption or Repurchase              Purchases and Redemption


      9     Pending Legal Proceedings                  *


PART B                                            Caption In Statement
Item No.    Registration Statement Caption        of Additional Information
-------     ------------------------------        -------------------------
     10     Cover Page                            Cover Page

     11     Table of Contents                     Table of Contents

     12     General Information and History       The Trust

     13     Investment Objectives and             Investment Objectives and
            Policies                              Policies;Investment
                                                  Restrictions; Portfolio
                                                  Turnover; Appendix

     14     Management of the Fund                Trust Officers and Trustees

     15     Contact Persons and Principal         The Trust
            Holders of Securities

     16     Investment Advisory and Other         Investment Advisory and
            Services                              Management Agreement;
                                                  Subadvisory Agreements;
                                                  General Information

     17     Brokerage Allocation and Other        Execution of Portfolio
            Practices                             Transactions

     18     Capital Stock and Other Securities         *

     19     Purchase, Redemption and Pricing      Price of Shares
            of Securities Being Offered


     20     Tax Status                            Dividends, Distributions and
                                                  Federal Taxes

     21     Underwriters                              *

     22     Calculation of Performance Data           *

     23     Financial Statements                  Financial Statements

PART C
     The information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                     [LOGO]

                              SEASONS SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

Seasons Series Trust (the "Trust") is an open-end, management investment company. The Trust consists of six separate portfolios (the "Portfolios"), including four multi-managed portfolios (the "Multi-Managed Portfolios"). Each of the Portfolios has its own investment objective. The Trust seeks to provide investors with an asset allocation strategy consistent with the investment strategy selected in the Seasons Variable Annuity Contract (the "Contract").

The following is a brief statement of the investment objective of each
Portfolio:

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation.

The STOCK PORTFOLIO seeks long-term capital appreciation, and secondarily, increasing dividend income through investments primarily in well-established growth companies.


Each Multi-Managed Portfolio of the Trust, representing a different asset allocation strategy, seeks to achieve its investment objective by investing to varying degrees in a diverse portfolio of common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and cash or cash equivalents. The assets of each Multi-Managed Portfolio are allocated among the same three investment managers, but in differing percentages depending on the Portfolio's overall investment strategy. Each of the three investment managers manages its respective portion or portions of the Multi-Managed Portfolios according to a separate investment strategy or strategies as described below.


As a result of the market risk inherent in any investment, there is no assurance that the investment objectives of any of the Portfolios will be achieved. INVESTMENTS IN A PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY OTHER ENTITY OR PERSON. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


Shares of the Portfolios are issued and redeemed only in connection with investments in and payments under the Contract and may be sold to fund other variable annuity or variable life insurance contracts issued in the future, subject to obtaining any required regulatory relief. The Contract involves fees and expenses not described in this Prospectus and may also involve certain restrictions on the allocation of purchase payments or contract values to one or more of the Portfolios. See the Contract prospectus for information regarding Contract fees and expenses and any restrictions or limitations.



This Prospectus explains concisely the information a prospective investor should know before investing in the Trust. Please read it carefully and retain it for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Further information about the performance of the Portfolios is contained in the Trust's Annual Report to Shareholders. The Statement of Additional Information and Annual Report may be obtained upon request and without charge by writing to the Trust at the above address or by calling (800)-445-7862. Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated July 28, 1998

TABLE OF CONTENTS


                                                                                                                         PAGE
                                                                                                                         -----
Financial Highlights................................................................................................           3
The Trust...........................................................................................................           4
Investment Objectives, Policies and Restrictions....................................................................           4
Multi-Managed Portfolios............................................................................................           5
Asset Allocation: Diversified Growth Portfolio......................................................................           8
Stock Portfolio.....................................................................................................           8
Investment Techniques and Risk Factors..............................................................................           9
Management..........................................................................................................          17
Portfolio Turnover and Brokerage....................................................................................          20
Dividends, Distributions and Federal Taxes..........................................................................          21
Price of Shares.....................................................................................................          21
Purchases and Redemptions...........................................................................................          21
Shareholder Voting Rights...........................................................................................          22
Independent Accountants and Legal Counsel...........................................................................          23
General Information.................................................................................................          23
Inquiries...........................................................................................................          23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following Financial Highlights for the period April 15, 1997 (commencement of operations) through March 31, 1998 have been audited by PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP), the Trust's independent accountants, whose report on the financial statements containing such information is included in the Trust's Annual Report to Shareholders. These Financial Highlights should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.


-------------------------------------------------------------------------------------------------------------------------

                                                                    DIVIDENDS
                                                                    DECLARED     DIVIDENDS     NET                  NET
            NET ASSET                 NET REALIZED &                FROM NET     FROM NET     ASSET               ASSETS
              VALUE        NET          UNREALIZED     TOTAL FROM    INVEST-     REALIZED     VALUE               END OF
  PERIOD    BEGINNING   INVESTMENT    GAIN(LOSS) ON    INVESTMENT     MENT        GAIN ON     END OF    TOTAL     PERIOD
  ENDED     OF PERIOD  INCOME(1)(2)    INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   PERIOD  RETURN(3)   (000'S)
-------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Growth Portfolio

4/15/97-
3/31/98      $10.00       $0.18           $2.95          $3.13        $(0.08)      $(0.20)    $12.85    31.55%    $32,481

                                         Multi-Managed Moderate Growth Portfolio

4/15/97-
3/31/98       10.00        0.27            2.40           2.67        (0.13)       (0.17)     12.37     26.86      32,622

                                          Multi-Managed Income/Equity Portfolio

4/15/97-
3/31/98       10.00        0.41            1.68           2.09        (0.20)       (0.10)     11.79     21.10      25,957

                                             Multi-Managed Income Portfolio

4/15/97-
3/31/98       10.00        0.51            1.15           1.66        (0.27)       (0.10)     11.29     16.81      18,378

                                     Asset Allocation: Diversified Growth Portfolio

4/15/97-
3/31/98       10.00        0.23            1.76           1.99        (0.12)       (0.16)     11.71     20.09      50,384

                                                     Stock Portfolio

4/15/97-
3/31/98       10.00        0.03            4.80           4.83        (0.02)       (0.15)     14.66     48.59      42,085

----------
            ---------------------------------------

                           RATIO OF NET
              RATIO OF      INVESTMENT
            EXPENSES TO     INCOME TO
  PERIOD    AVERAGE NET    AVERAGE NET    PORTFOLIO
  ENDED     ASSETS(4)(5)   ASSETS(4)(5)   TURNOVER
----------
            ---------------------------------------

                Multi-Managed Growth Portfolio
4/15/97-
3/31/98       1.29%          1.52%           114%

            Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       1.21           2.36            101

             Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       1.14           3.72             46

                Multi-Managed Income Portfolio
4/15/97-
3/31/98       1.06           4.69             47

             Asset Allocation: Diversified Growth
                           Portfolio
4/15/97-
3/31/98       1.21           2.06            166

                        Stock Portfolio
4/15/97-
3/31/98       1.21           0.24             46


----------------------------------


(1) Calculated based upon average shares outstanding



(2) After fee waivers and expense reimbursements by the investment adviser



(3) Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.



(4) Annualized



(5) During the period April 15, 1997 (commencement of operations) through March 31, 1998, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:



                                                    EXPENSES(4)    NET INVESTMENT INCOME(4)
                                                    ------------   -------------------------
    Multi-Managed Growth Portfolio................      1.44%                1.37%
    Multi-Managed Moderate Growth Portfolio.......      1.40                 2.17
    Multi-Managed Income/Equity Portfolio.........      1.43                 3.43
    Multi-Managed Income Portfolio................      1.50                 4.25
    Asset Allocation: Diversified Growth
    Portfolio.....................................      1.53                 1.74
    Stock Portfolio...............................      1.26                 0.19

THE TRUST
--------------------------------------------------------------------------------


The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. It was established to provide a funding medium for the Contract, which is issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.



The Trust currently issues six separate series of shares or Portfolios, each of which represents a separate fully managed portfolio of securities with its own investment objective. The Board of Trustees may establish additional series in the future. The current Portfolios are the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio. All shares may be purchased or redeemed by the Account at net asset value with no sales or redemption charge.



SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for all the Portfolios of the Trust. See "Management." Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC") both serve as subadvisers for each of the Multi-Managed Portfolios. Janus and WMC are each responsible for managing one particular portion of the assets (each, a "Managed Component" or "component") of each of the Multi-Managed Portfolios, subject to the supervision of SunAmerica. Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Asset Allocation: Diversified Growth Portfolio and is responsible for managing the Portfolio, subject to the supervision of SunAmerica. T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as subadviser for the Stock Portfolio and is responsible for managing the Portfolio, subject to the supervision of SunAmerica. (Janus, WMC, Putnam and T. Rowe Price are referred to herein individually as a "Subadviser," and collectively as the "Subadvisers.") In addition to being responsible for overall supervision of each Portfolio, SunAmerica manages one or more particular components of each of the Multi-Managed Portfolios, as more fully described below. As used herein, the term "Manager" shall mean either the Adviser and/or the Subadviser, as the case may be.


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------


A description of each Portfolio's investment objective and a summary of the investment policies of the Portfolios are set forth below. There can be no assurance that any Portfolio's investment objective will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. Contract owners should carefully review the investment objectives and policies of each Portfolio and consider their ability to assume the risks involved before making an investment in a Portfolio. For a more detailed description of the characteristics and risks associated with the Portfolios and the types of securities in which they invest, see "Investment Techniques and Risk Factors."



Each Portfolio has certain fundamental investment restrictions, which are described in the Statement of Additional Information. A Portfolio's fundamental investment restrictions may not be changed without a majority vote of the outstanding voting securities of that Portfolio. Except for its fundamental investment restrictions, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of the shareholders. See "Shareholder Voting Rights."


Each Multi-Managed Portfolio is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")), subject, however, to certain tax diversification requirements. See "Dividends, Distributions and Federal Taxes."


Reference is made in the following sections to ratings assigned to certain types of securities by Standard & Poor's Rating Services, a Division of the McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Thomson BankWatch, Inc. ("BankWatch"), all of which are recognized independent securities ratings institutions. References to the particular ratings categories of the securities in which a Portfolio may invest should be read to include unrated securities deemed by the Manager to be of comparable quality to the rated securities in such categories. A description of the rating categories assigned by S&P, Moody's, Fitch, Duff & Phelps and BankWatch is contained in the Statement of Additional Information.


MULTI-MANAGED PORTFOLIOS

The investment objective of each Multi-Managed Portfolio is as follows:

MULTI-MANAGED GROWTH PORTFOLIO -- long-term growth of capital

MULTI-MANAGED MODERATE GROWTH PORTFOLIO -- long-term growth of capital, with capital preservation as a secondary objective

MULTI-MANAGED INCOME/EQUITY PORTFOLIO -- conservation of principal while maintaining some potential for long-term growth of capital

MULTI-MANAGED INCOME PORTFOLIO -- capital preservation


Each Multi-Managed Portfolio seeks to achieve its investment objective by investing to varying degrees in a diverse portfolio of common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and cash or cash equivalents. In order to diversify the management of its assets through different market sectors and management styles, each Multi-Managed Portfolio allocates its assets among three or four distinct Managed Components. The four current Managed Components are SunAmerica/Aggressive Growth, Janus/Growth, SunAmerica/Balanced and WMC/Fixed Income. The following chart sets forth the Managed Component asset allocation percentages for each Multi-Managed Portfolio.


                                   MANAGED COMPONENTS AS A PERCENTAGE
                                    OF EACH MULTI-MANAGED PORTFOLIO
                ------------------------------------------------------------------------
                   SunAmerica/                           SunAmerica/       WMC/ Fixed
                Aggressive Growth    Janus/Growth         Balanced           Income
PORTFOLIO           component          component          component         component
--------------  -----------------  -----------------  -----------------  ---------------
Multi-Managed
 Growth
 Portfolio                 20%                40%                20%               20%
Multi-Managed
 Moderate
 Growth
 Portfolio                 18%                28%                18%               36%
Multi-Managed
 Income/
 Equity
 Portfolio                  0%                18%                28%               54%
Multi-Managed
 Income
 Portfolio                  0%                 8%                17%               75%


The asset allocation percentages of the Multi-Managed Portfolios are based largely on each Portfolio's investment objective. The Multi-Managed Growth and the Multi-Managed Moderate Growth Portfolios seek long-term growth of capital and therefore allocate a relatively larger percentage of their assets to the SunAmerica/Aggressive Growth and Janus/Growth components than do the other two Multi-Managed Portfolios. In contrast, the Multi-Managed Income/ Equity and the Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the SunAmerica/Balanced and WMC/Fixed Income components than do the other two Multi-Managed Portfolios. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the SunAmerica/Aggressive Growth component. None of the Multi-Managed Portfolios contains an "unmanaged" component.



Investments in each Multi-Managed Portfolio (and redemption requests) are allocated among the Managed Components of such Portfolio as described in the percentages indicated above. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.



Although each Multi-Managed Portfolio has a distinct investment objective and its assets allocated in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Portfolio. However, as described below under "SunAmerica/Balanced component," the equity/ debt weightings of the SunAmerica/Balanced component under normal market conditions (I.E., the "neutral" weightings) will vary depending on the objective of the Multi-Managed Portfolio. Each Managed Component of a Multi-Managed Portfolio is treated as a separate investment account by the Manager; however, the assets of each Managed Component that comprises a particular Multi-Managed Portfolio belong to that Portfolio. Percentage limitations contained in investment policies and restrictions of each Multi-Managed Portfolio are applied at the time of purchase and on a component by component basis for that Portfolio. The Adviser, however, is ultimately responsible for overseeing compliance with respect to percentage limitations by each Multi-Managed Portfolio as a whole, and accordingly it verifies that in the aggregate the investments of each Multi-Managed Portfolio comply with applicable percentage limitations. The investment policies relating to each Managed Component are described below.


SUNAMERICA/AGGRESSIVE GROWTH COMPONENT


This component is intended to represent 20% and 18% of the assets in the Multi-Managed Growth and Moderate Growth Portfolios, respectively. Neither the Multi-Managed Income/Equity nor Income Portfolio has a SunAmerica/Aggressive Growth component. In managing this component, SunAmerica generally invests a significant portion of the component's total assets in the equity securities of small, lesser known or new growth companies or industries, such as telecommunications, media and biotechnology. Such "Small Cap" companies typically have market capitalizations of under $1 billion and have achieved, or are expected to achieve, growth or earnings over various major business cycles. The Adviser may also invest the component's assets in the equity securities of medium-sized companies ("Mid-Cap" companies) with market capitalizations of $1 billion to $5 billion. The SunAmerica/Aggressive Growth component may invest in securities issued by well known and established domestic or foreign companies, as well as in newer and less-seasoned companies. Such securities may be listed on an exchange or traded over-the-counter. See "Investment Techniques and Risk Factors."



The Adviser may, under normal circumstances, invest up to 35% of the SunAmerica/Aggressive Growth component's total assets in debt securities that have the potential for capital appreciation due to anticipated market conditions. The Adviser may invest the assets of the SunAmerica/Aggressive Growth component in securities rated as low as BBB. See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.


JANUS/GROWTH COMPONENT


This component is intended to represent 40%, 28%, 18% and 8% of the assets in the Multi-Managed Growth, Moderate Growth, Income/Equity and Income Portfolios, respectively. In managing this component, Janus, as Subadviser, invests primarily in common stocks (of both U.S. and foreign issuers) selected for their growth potential. The Subadviser generally takes a "bottom up" approach to building the portfolio. In other words, the Subadviser generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on investments will be incidental.



The Subadviser may invest the assets of the Janus/ Growth component to a lesser degree in other types of U.S. and foreign securities, including preferred stock, warrants, convertible securities and corporate and government fixed income securities, including up to 35% of the Janus/Growth component's net assets in high-yield/high-risk securities rated below Baa by Moody's or BBB by S&P, or unrated bonds determined by the Subadviser to be of comparable quality (I.E., "junk bonds"). Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.


SUNAMERICA/BALANCED COMPONENT


This component is intended to represent 20%, 18%, 28% and 17% of the assets in the Multi-Managed Growth, Moderate Growth, Income/Equity and Income Portfolios, respectively. In managing this component, SunAmerica has the flexibility to select among different types of investments for capital growth and income and may alter the composition of the investment portfolio as economic and market trends change. The Adviser considers both the opportunity for gain and the risk of loss in making investments. The Adviser anticipates that the investment portfolio of the SunAmerica/Balanced component, over the long term, will consist of equity investments in the form of common and preferred stocks, warrants and other rights, as well as long-term bonds and other debt securities such as convertible securities, short-term debt securities and U.S. government securities. The Adviser may cause this component to invest in both U.S. and foreign securities. See "Investment Techniques and Risk Factors."



In selecting equity investments, the Adviser typically seeks companies of medium to large capitalizations (generally $1 billion or more) which, based on their future prospects or opportunities, are believed to be undervalued in the marketplace. The Adviser intends to limit investments in companies with market capitalizations of less than $1 billion to 20% of the SunAmerica/Balanced component's total assets. See "Investment Techniques and Risk Factors."


In selecting debt investments, the Adviser is primarily concerned with determining the most appropriate time to buy and sell debt securities. The Adviser seeks debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. The Adviser generally selects long-term debt securities from high quality bonds (rated AA or higher, or determined by the Adviser to be of equivalent quality if unrated) that offer income and capital gains. The Adviser may also invest in high quality, short-term debt securities (such as commercial paper rated A-1 or Prime-1, or determined by the Adviser to be of equivalent quality if unrated). However, the Adviser may invest up to 10% of the value of the component's total assets (measured at the time of investment) in securities rated as low as BBB (or determined by the Adviser to be of equivalent quality if unrated). See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.


Under normal circumstances, the "neutral" equity/debt weightings for the SunAmerica/Balanced component will be 70% / 30% for the Multi-Managed Growth and Moderate Growth Portfolios, and 50% / 50% for the Multi-Managed Income/Equity and Income Portfolios. This means that 30% of the total assets of the SunAmerica/Balanced component of the Multi-Managed Growth and Moderate Growth Portfolios, and at least 50% of the total assets of the SunAmerica/ Balanced component of the Multi-Managed Income/ Equity and Income Portfolios, will generally be invested in fixed income securities; however, such investments may differ from such percentages when the Adviser believes such an adjustment in portfolio mix to be necessary given market conditions.


WMC/FIXED INCOME COMPONENT


This component is intended to represent 20%, 36%, 54% and 75% of the assets in the Multi-Managed Growth, Moderate Growth, Income/Equity and Income Portfolios, respectively. In managing this component, WMC, as Subadviser, invests primarily in a portfolio of fixed income securities of varying maturities and risk/ return characteristics. The types of fixed income securities in which the Subadviser may invest include the following: obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, U.S. and foreign corporate and other debt obligations, U.S. and foreign mortgage-backed securities including CMOs, asset-backed securities, preferred stock, convertible securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. See "Investment Techniques and Risk Factors."



The Subadviser may invest up to 20% of the WMC/ Fixed Income component's assets in securities rated below Baa by Moody's or BBB by S&P and no more than 10% of the assets of the WMC/Fixed Income component in bonds rated as low as C by Moody's or D by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality) (I.E., "junk bonds"). Any subsequent change in a rating to a security which is assigned by any rating service, or change in the percentage of assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the net assets, will not require the Subadviser to dispose of an investment. In the event that ratings services assign different ratings to the same securities, the Subadviser will determine which rating it believes best reflects the security's quality and risk at the time which may be the higher of the several assigned ratings. See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.


ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO


The Asset Allocation: Diversified Growth Portfolio seeks to achieve its objective of capital appreciation through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets to an "equity class" of securities and approximately 20% (with a range of 5-35%) of its assets to a "fixed income class" of securities. The percentage limitations are applied at the time of purchase. Putnam, as Subadviser, may also select other investments that do not fall within these two asset classes, including cash and cash equivalents. A significant portion of both the equity class and fixed income class may consist of foreign securities. See "Investment Techniques and Risk Factors."



The "equity class" consists of a diversified portfolio of equity securities that the Subadviser believes have the potential for capital appreciation. This includes: (i) equity securities of companies with market capitalizations of over $1 billion that the Subadviser believes have potential for capital appreciation due to above-average earnings growth or are undervalued at the time of purchase;
(ii) equity securities of smaller, less well-known companies; and (iii) equity securities principally traded on foreign equity markets. In selecting equity securities the Subadviser considers, among other things, an issuer's financial strength, competitive position and projected future earnings and dividends. Although common stocks are normally the main type of equity investment, the Portfolio may also purchase preferred stocks, convertible securities, warrants and other equity-type securities. See "Investment Techniques and Risk Factors."



The "fixed income class" consists of a diversified portfolio of fixed income securities, including both U.S. and foreign government obligations and corporate obligations. The Subadviser may take advantage of the entire range of fixed income securities and may adjust the average maturity of the Portfolio's holdings from time to time depending on its assessment of relative yields on securities of different maturities and its expectation of future changes in interest rates. The Portfolio may invest up to 20% of its total assets in securities rated below Baa by Moody's or BBB by S&P, including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody's or CCC by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality) (I.E., "junk bonds"). See "Investment Techniques and Risk Factors." See also the Statement of Additional Information for a description of securities ratings.


STOCK PORTFOLIO


The Stock Portfolio seeks to achieve its investment objective of long-term capital appreciation and, secondarily, increasing dividend income through investment primarily in well-established growth companies. In managing this Portfolio, T. Rowe Price, as Subadviser, invests, under normal circumstances, at least 65% of the Portfolio's total assets in the common stocks of a diversified group of growth companies. The companies in which the Stock Portfolio invests normally (but not always) pay dividends, which are generally expected to rise in future years as earnings increase. Most of the Portfolio's assets are invested in U.S. common stocks; however, a significant portion of the Portfolio may be invested in foreign securities from time to time. See "Investment Techniques and Risk Factors."


The theory of growth stock investing, which is followed by the Subadviser in managing this Portfolio, is based on the premise that inflation represents a more serious long-term threat to an investor's portfolio than stock market fluctuations or recessions. In the opinion of the Subadviser, when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings. However, investors should be aware that during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.


Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.


INVESTMENT TECHNIQUES AND RISK FACTORS
--------------------------------------------------------------------------------


Unless otherwise specified, each Portfolio, including each Managed Component of the Multi-Managed Portfolios, may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.


CONVERTIBLE SECURITIES, PREFERRED STOCKS, WARRANTS AND RIGHTS -- Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


INVESTMENT IN SMALL CAP COMPANIES -- The SunAmerica/Aggressive Growth component of the Multi-Managed Growth and Moderate Growth Portfolios, and the Asset
Allocation: Diversified Growth Portfolio, Stock Portfolio and other Managed Components of the Multi-Managed Portfolios may invest in small companies having market capitalizations of under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies.



FOREIGN SECURITIES -- The Asset Allocation: Diversified Growth Portfolio may invest up to 60% of its total assets, the Stock Portfolio may invest up to 30% of its total assets, the SunAmerica/Balanced component of each Multi-Managed Portfolio may invest up to 25% of its total assets, the WMC/Fixed Income component of each Multi-Managed Portfolio may invest up to 15% of its total assets, and the Janus/Growth and SunAmerica/ Aggressive Growth components of each Multi-Managed Portfolio may invest without limitation, in foreign securities.

Each Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, including American Depositary Receipts (ADRs), as well as European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The WMC/Fixed Income component may invest in U.S. dollar denominated foreign debt securities without limitation. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets." See the Statement of Additional Information for a further discussion of these types of securities.


RISKS OF FOREIGN SECURITIES. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations and costs will be incurred in connection with conversions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.


EURO CONVERSION. Effective January 1, 1999, several European countries will irrevocably fix their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.



EMERGING MARKETS. Investments may be made from time to time in issuers domiciled in, or government securities of, developing countries or emerging markets as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates. To the extent the WMC/Fixed Income component of a Portfolio invests in the debt securities of issuers domiciled in emerging market countries, these investments will be included in the 20% limitation on high yield-bonds.


FOREIGN CURRENCY TRANSACTIONS. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts.


Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of a Portfolio's securities.


Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Each Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when a Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions.


Each Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Trust believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.


FIXED INCOME SECURITIES -- Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. government include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the

U.S. Treasury (such as Government National Mortgage Association certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

CORPORATE DEBT INSTRUMENTS -- These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

Investment Grade -- A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by a nationally recognized statistical rating organization such as, for example, S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Manager to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.


Lower Grade -- A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds." These include bonds rated below BBB by S&P or Baa by Moody's, or which are unrated but considered by the Manager to be of equivalent quality. These securities are considered speculative. See the Statement of Additional Information for a complete description of bond ratings. The Stock Portfolio and the SunAmerica/ Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Portfolios will not invest in these types of securities.



The following table sets forth the weighted average ratings by Moody's as a percentage of all bonds held by the Portfolios for the period April 15, 1997 (commencement of operations) through March 31, 1998.



                                                                                     NOT
     PORTFOLIO          AAA          AA          A          BAA          BA         RATED
-------------------  ----------    -----       -----     ----------    -----        ------
Multi-Managed
 Growth Portfolio         75.2%        1.7%        5.6%        9.6%        4.9%         3.0%
Multi-Managed
 Moderate Growth
 Portfolio                72.2%        1.9%        6.2%       11.0%        5.3%         3.4%
Multi-Managed
 Income/Equity
 Portfolio                74.7%        1.6%        5.7%       10.0%        4.9%         3.1%
Multi-Managed
 Income Portfolio         69.3%        1.8%        6.9%       12.2%        6.1%         3.7%
Asset-Allocation:
 Diversified Growth
 Portfolio                71.5%        3.3%        9.9%       14.0%        1.3%          --



RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS -- High-yield, high-risk bonds are subject to greater fluctuations in value than are higher rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. Historically, the growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

Sensitivity to Interest Rate and Economic Changes -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

Payment Expectations -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, a Manager would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation -- There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. The Managers attempt to reduce these risks through diversification of the assets under its control and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a component is downgraded, the Managers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.


Credit Ratings -- Credit ratings evaluate the safety of principal and interest payments and not the risk of fluctuations in market value of high-yield, high-risk bonds. The success of a Portfolio's investment in such bonds may be more dependent on the credit analysis of the Manager than is the case for higher quality bonds.



ASSET-BACKED SECURITIES -- These securities represent an interest in a pool of consumer or other types of loans ("asset-backed securities"). Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. See the Statement of Additional Information for further information on these securities. Janus will not cause the Janus/Growth component of any Multi-Managed Portfolio to invest more than 25% of its total assets in mortgage-and asset-backed securities.



ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK
BONDS. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations. Janus will not cause the Janus/ Growth component of any Multi-Managed Portfolio to invest more than 10% of its total assets in zero coupon bonds, step-coupon bonds, deferred interest bonds and PIK bonds.


SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS -- In addition to their primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments for reasons which may include (a) liquidity purposes (to meet redemptions and expenses) or
(b) to
generate a return on idle cash held by a Portfolio during periods when a Manager is unable to locate favorable investment opportunities. In order to facilitate quarterly rebalancing of the Portfolios as described above and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Manager to be of equivalent quality). Money market instruments may include, for all Portfolios, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus may invest idle cash of the Janus/Growth component of each Multi-Managed Portfolio in money market mutual funds that it manages. Such an investment may entail additional fees for the Multi-Managed Portfolios. See the Statement of Additional Information for a description of short-term debt securities and the Appendix to the Statement of Additional Information for a description of securities ratings.


REPURCHASE AGREEMENTS -- Under these types of agreements, a Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain appropriate collateral with the Trust's custodian (or at an appropriate sub-custodian in the case of tri-or quad-party repurchase agreements). A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Manager, subject to the guidance of the Board of Trustees. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.


HEDGING AND INCOME ENHANCEMENT STRATEGIES -- Each Portfolio may write covered calls to enhance income. After writing such a covered call up to 10% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). For hedging purposes or income enhancement, each Portfolio may use interest rate futures, and stock and bond index futures, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). In addition, the Asset
Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets. All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by a Portfolio will normally either be listed on (1) a national securities or commodities exchange or (2) over-the-counter markets. However, the Asset Allocation: Diversified Growth Portfolio and the Janus/Growth component of each Multi-Managed Portfolio may buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of the Asset Allocation: Diversified Growth Portfolio and the Janus/Growth component of each Multi-Managed Portfolio to engage in such transactions may be limited.


Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective such as hedging or managing risk, but not for speculation. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Manager's ability to correctly predict movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. A transaction is "covered" when the Portfolio owns the security subject to the option on such security, or some other security acceptable for applicable escrow requirements. See the Statement of Additional Information for further information concerning income enhancement and hedging strategies and the regulation requirements relating thereto.


ILLIQUID AND RESTRICTED SECURITIES -- No more than 15% of the value of a Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Trustees, or the Manager pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

HYBRID INSTRUMENTS -- These instruments, including indexed or structured securities, can combine the characteristics of equity or debt securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption (or sale) value of such an investment could be zero. See the Statement of Additional Information for a further discussion of these types of securities.

BORROWING -- As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes.


In seeking to enhance investment performance, each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets allocated to this Managed Component in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the component's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the component as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the component's assets would be reduced due to the added expense of interest on borrowed monies. Each of the Multi-Managed Growth and Moderate Growth Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets); provided, that such limitation will be calculated with respect to the net assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Portfolio. The time and extent to which the SunAmerica/Aggressive Growth component may employ leverage will be determined by the Manager in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.


SECURITIES LENDING -- Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS -- These generally involve the purchase of a security with payment and delivery at some time in the future -- I.E., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. One form of when-issued or delayed delivery security that the Asset Allocation:
Diversified Growth Portfolio and the WMC/Fixed Income component of each Multi-Managed Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.



SHORT SALES -- Each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/ Aggressive Growth component, may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Multi-Managed Portfolio must borrow the security to make delivery to the buyer. The Multi-Managed Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Multi-Managed Portfolio. Until the security is replaced, the Multi-Managed Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Multi-Managed Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Multi-Managed Portfolio replaces a borrowed security, the Multi-Managed Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Multi-Managed Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Multi-Managed Portfolio replaces the borrowed security. A Multi-Managed Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Multi-Managed Portfolio may be required to pay in connection with a short sale.

Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, the same securities or securities substantially similar to those sold short. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.


SPECIAL SITUATIONS -- A "special situation" arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

FUTURE DEVELOPMENTS -- Each Portfolio may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

See the Statement of Additional Information for further information concerning these and other types of securities and investment techniques in which the Portfolios may from time to time invest, including dollar rolls, standby commitments and reverse repurchase agreements.

MANAGEMENT
--------------------------------------------------------------------------------

TRUSTEES -- The Trust's Board of Trustees is responsible for the overall supervision of the operations of the Trust and performs various duties imposed on trustees of investment companies by the 1940 Act. The Board has retained others to provide certain services to the Trust.


INVESTMENT ADVISER -- SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is an indirect, wholly owned subsidiary of the Life Company, which is an indirect subsidiary of SunAmerica Inc., an investment-grade financial services company. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. The Adviser managed, advised and/or administered assets of approximately $15 billion as of June 30, 1998 for investment companies, individuals, pension accounts, and corporate and trust accounts.



The Trust, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SunAmerica. The Management Agreement authorizes SunAmerica to retain one or more Subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. SunAmerica has hired the Subadvisers described below to manage the Asset Allocation:
Diversified Growth Portfolio, the Stock Portfolio and two of the Managed Components of each of the Multi-Managed Portfolios. SunAmerica and its affiliates, monitor the activities of the Subadvisers, and from time to time will recommend the replacement of a Subadviser on the basis of investment performance or other considerations.


SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has obtained an exemptive order from the Securities and Exchange Commission which would permit SunAmerica, subject to certain conditions, to enter into

Subadvisory Agreements relating to the Trust with Subadvisers approved by the Board without obtaining shareholder approval. The exemptive order would also permit SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate such agreements for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified when SunAmerica intends to commence relying on the exemptive order, and would be notified of any Subadviser changes effected thereafter.



Pursuant to the Management Agreement entered into between the Adviser and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee, payable monthly, computed daily at the annual rates of 0.89% of Assets for the Multi-Managed Growth Portfolio, 0.85% of Assets for the Multi-Managed Moderate Growth Portfolio, 0.81% of Assets for the Multi-Managed Income/Equity Portfolio, 0.77% of Assets for the Multi-Managed Income Portfolio, 0.85% of Assets for the Asset Allocation: Diversified Growth Portfolio and 0.85% of Assets for the Stock Portfolio. For the period April 15, 1997 (commencement of operations) through March 31, 1998, each Portfolio paid to the Adviser a fee equal to the percentages listed above.


The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:
Multi-Managed Growth Portfolio 1.29%, Multi-Managed Moderate Growth Portfolio 1.21%, Multi-Managed Income/Equity Portfolio 1.14%, Multi-Managed Income Portfolio 1.06%, Asset Allocation: Diversified Growth Portfolio 1.21% and Stock Portfolio 1.21%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

The term "Assets" means the average daily net assets of each Portfolio.


In addition to serving as the Adviser to the Trust and supervising activities of the Subadvisers, SunAmerica manages portions of the Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Portfolios.



The Aggressive Growth and the equity portion of the SunAmerica/Balanced components of the Multi-Managed Portfolios are managed by SunAmerica's Domestic Equity Investment Team. The Team is composed of eight investment professionals and traders, some of whom may focus more heavily on particular portfolios or particular aspects of the domestic equity markets. Donna M. Calder has primary responsibility for the Aggressive Growth component. Ms. Calder is a Vice President of SunAmerica and has been a portfolio manager with the firm since March 1998. Prior to joining SunAmerica, Ms. Calder was the Founder and General Partner of Manhattan Capital Partners, L.P. Francis D. Gannon has primary responsibility for the equity portion of the SunAmerica/Balanced component. Mr. Gannon is a Vice President of SunAmerica and has been a portfolio manager with the firm since 1996. He joined SunAmerica as an equity analyst in 1993.



SunAmerica's Fixed Income Investment Team, headed by P. Christopher Leary, is responsible for managing the fixed-income portion of the SunAmerica/Balanced component. Mr. Leary is an Executive Vice President and Director of Fixed Income of SunAmerica and has been a portfolio manager with the firm since 1990.


SUBADVISERS -- The organizations described below serve as subadvisers to the Portfolios pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, Putnam manages the investment and reinvestment of the assets of the Asset Allocation: Diversified Growth Portfolio, T. Rowe Price manages the investment and reinvestment of the assets of the Stock Portfolio, and the other Subadvisers manage the investment and reinvestment of the assets of the respective Managed Component of each Multi-Managed Portfolio for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. All subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses.


Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Subadviser. SunAmerica has agreed to pay Janus a composite fee of 0.60% on the first $200 million and 0.55% on Assets over $200 million, and WMC a composite fee of 0.225% on the first $100 million, 0.125% on the next $100 million and 0.10% on Assets over $200 million, in each case based on the aggregate Assets it manages in the four Multi-Managed Portfolios. In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rates, expressed as a percentage of the Assets of the respective Portfolio: Asset Allocation: Diversified Growth Portfolio, 0.55% on the first $150 million, 0.50% on the next $150 million, and 0.40% on Assets over $300 million; and Stock Portfolio, 0.50% on the first $40 million, and 0.45% on Assets over $40 million. For the period April 15, 1997 (commencement of operations) through March 31, 1998, the Adviser paid to Janus and WMC, with respect to each of the four Multi-Managed portfolios, a fee equal to 0.60% and 0.225%, respectively, of average daily net assets. With respect to the Asset Allocation: Diversified Growth Portfolio, the Adviser paid to Putnam a fee equal to 0.55% of average daily net assets. In addition, the Adviser paid to
T. Rowe Price a fee equal to 0.50% of average daily net assets with respect to the Stock Portfolio.



JANUS CAPITAL CORPORATION. Janus is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts, and, as of June 30, 1998, had assets under management of approximately $89 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by Agreement with KCSI, selects a majority of Janus' Board. Warren B. Lammert serves as the portfolio manager for the Janus/Growth component of each Multi-Managed Portfolio. Mr. Lammert first joined Janus in 1987 and has been a portfolio manager with the firm since 1993. He is a Chartered Financial Analyst.



PUTNAM INVESTMENT MANAGEMENT, INC. Putnam is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of approximately $278 billion as of June 30, 1998. Putnam is a subsidiary of Putnam Investments, Inc., which, other than a minority interest owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam's Global Asset Allocation Committee has primary responsibility for the day-to-day management of the Asset Allocation: Diversified Growth Portfolio.



T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed assets in excess of $140 billion as of June 30, 1998. T. Rowe Price is a publicly traded company. The Stock Portfolio is managed by an Investment Advisory Committee composed of the following members: Robert W. Smith, Chairman; Charles A. Morris; Larry J. Puglia; and Daniel Theriault. Mr. Smith has day-to-day responsibility for managing the Stock Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Smith joined T. Rowe Price in 1992 and is a Vice President and Equity Portfolio Manager for T. Rowe Price and Rowe Price-Fleming International Inc. Mr. Smith is the manager of the T. Rowe Price Growth Stock Fund and is also co-manager of the
T. Rowe Price Global Stock Fund, responsible for North American securities. In addition to his work with the Global Stock Fund, Mr. Smith manages the North American component of several other Rowe Price-Fleming global accounts. Additionally, he has been on the Investment Advisory Committee for the T. Rowe Price Growth Stock Fund since 1994. He previously served on the Investment Advisory Committee for T. Rowe Price Blue Chip Growth Fund and the T. Rowe Price Value Fund.



WELLINGTON MANAGEMENT COMPANY, LLP. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan. The principal offices of WMC are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of June 30, 1998, WMC had discretionary management authority with respect to approximately $200.8 billion of assets. Thomas L. Pappas serves as the portfolio manager of the WMC Fixed Income component of each Multi-Managed Portfolio. Mr. Pappas is a Senior Vice President of WMC and joined the company in 1987.



CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT -- State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian, transfer agent and dividend paying agent.


PORTFOLIO TURNOVER AND BROKERAGE
--------------------------------------------------------------------------------


All Portfolios effect portfolio transactions without regard to the length of time particular investments have been held. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover, I.E., over 100%. The quarterly rebalancing of the Portfolios as described under "Investment Objectives, Policies and Restrictions -- Multi-Managed Portfolios" above may also result in relatively higher portfolio turnover. Because each Managed Component of each Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components of the same Multi-Managed Portfolio, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover rates for the Portfolios are not expected to exceed 200%. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Portfolio involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Portfolio, which would normally affect the taxable income of the Portfolio's shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code of 1986, as amended (the "Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made). Corporate bonds and U.S. government securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Adviser and Subadvisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The Adviser or a Subadviser also may select broker-dealers which provide it with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's or Subadviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Further, the Adviser or a Subadviser may effect portfolio transactions through broker-dealer affiliates of the Trust, Adviser or Subadvisers.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
--------------------------------------------------------------------------------


Under the Code each Portfolio is treated as a separate regulated investment company provided qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities), and (c) distribute to shareholders at least 90% of its investment company taxable income (which does not include net long-term capital gains, if any, of the Portfolio). So long as the Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gains dividends. Each Portfolio is intended to meet these qualification requirements.


It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net long-term capital gains realized during each fiscal year. All distributions are reinvested in shares of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, each Contract generally will be treated as invested in the underlying assets of the applicable Portfolios, and all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts for tax purposes.

See the Contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

PRICE OF SHARES
--------------------------------------------------------------------------------


The Portfolios are open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares of each Portfolio of the Trust are sold at the net asset value per share calculated once daily at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The current value of the Portfolio's total assets, less liabilities, is divided by the total number of shares outstanding, and the result is the net asset value per share. Assets are generally valued at their market value, where available, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. For a complete description of the procedures involved in valuing various Trust assets, see the Statement of Additional Information.


PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

Shares of the Trust currently are offered only to the Account, a separate account of the Life Company. At present, Trust shares are only used as the investment vehicle for the Contract, an annuity contract. The Life

Company may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Company nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies which are affiliates of the Life Company.


All shares may be purchased or redeemed by the separate account without any sales or redemption charge at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the separate account without delay, and are generally allocated among the applicable Portfolios based on the target allocations set forth in the Contract prospectus.


Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

SHAREHOLDER VOTING RIGHTS
--------------------------------------------------------------------------------

All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL
--------------------------------------------------------------------------------


PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP) has been selected as independent accountants for the Trust. The firms of Shereff, Friedman, Hoffman & Goodman, LLP and Blazzard, Grodd & Hasenauer, P.C. have been selected to provide legal counsel to the Trust.



GENERAL INFORMATION

--------------------------------------------------------------------------------


YEAR 2000 READINESS -- Many services provided to the Trust and its shareholders by the Adviser rely on both the smooth functioning of the Adviser's computer and computer-based systems as well as those of its outside service providers. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way systems encode and calculate dates. This Year 2000 Issue potentially could have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. The Adviser recognizes the importance of the Year 2000 Issue and is taking the appropriate steps necessary in preparation for the year 2000. The Adviser fully anticipates that its systems and those of its outside service providers will be adapted in time for the year 2000, and to further this goal it has coordinated a plan to repair, adapt or replace systems that are not Year 2000 compliant, and has obtained similar assurances from its outside service providers. The Adviser expects to significantly complete its plan by the end of the 1998 calendar year and then perform appropriate systems testing during the 1999 calendar year.


INQUIRIES
--------------------------------------------------------------------------------

Contract owner inquiries should be directed to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, telephone number (800) 445-7862.

                         Statement of Additional Information



                                 SEASONS SERIES TRUST




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectus of Seasons Series Trust (the "Trust"). Capitalized terms used herein but not defined, have the meanings assigned to them in the Prospectus. The Prospectus may be obtained by writing to the Trust at the following address:


                                    P.O. Box 54299
                          Los Angeles, California 90054-0299



                                     July 28, 1998

                                  TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . .B-3
Investment Objectives and Policies . . . . . . . . . . . . . . .B-3
Description of Commercial Paper and Bond Ratings . . . . . . . B-29
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . B-33
Investment Restrictions. . . . . . . . . . . . . . . . . . . . B-34
Trust Officers and Trustees. . . . . . . . . . . . . . . . . . B-36
Investment Advisory and Management Agreement . . . . . . . . . B-38
Subadvisory Agreements . . . . . . . . . . . . . . . . . . . . B-39
Dividends, Distributions and Federal Taxes . . . . . . . . . . B-41
Price of Shares. . . . . . . . . . . . . . . . . . . . . . . . B-42
Execution of Portfolio Transactions. . . . . . . . . . . . . . B-42
General Information. . . . . . . . . . . . . . . . . . . . . . B-45
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . B-45
     Independent Accountants and Legal Counsel . . . . . . . . B-45
     Reports to Shareholders . . . . . . . . . . . . . . . . . B-45
     Shareholder and Trustee Responsibility. . . . . . . . . . B-45
     Registration Statement. . . . . . . . . . . . . . . . . . B-45
Financial Statements . . . . . . . . . . . . . . . . . . . . . B-46

                                      THE TRUST

     The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of six separate series or portfolios (each, a "Portfolio" and collectively the "Portfolios"), including four multi-managed Portfolios (each, a "Multi-Managed Portfolio," and collectively, the "Multi-Managed Portfolios"), the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, as described in the Prospectus.

      Shares of the Trust are held by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company ("Life Company"), an Arizona life insurance company. The Life Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by SunAmerica Inc., a Maryland corporation.


     SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each, a "Subadviser" and collectively, the "Subadvisers") to assist in management of one or more Portfolios. The Adviser and Subadvisers are sometimes referred to herein as the "Managers" or individually as a "Manager."



                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Portfolios are described in the Trust's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices which the Portfolios may employ, which are described under "Investment Techniques and Risk Factors" in the Prospectus, are discussed more fully below.


     WARRANTS. A Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.


     INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a

Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.


     Companies with a market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.


     FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Trust's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.


     PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") -- The Asset Allocation:
Diversified Growth Portfolio may invest, and Janus Capital Corporation may invest the assets of the Janus/Growth component of each Multi-Managed Portfolio, in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, the tax laws may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid the imposition of tax at the Portfolio level.


     U.S. GOVERNMENT SECURITIES. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     MORTGAGE-RELATED SECURITIES. A Portfolio may also invest in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA CERTIFICATES. GNMA certificates ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

     FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

     The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

     Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.


     Another type of mortgage-backed security in which the Asset Allocation:
Diversified Growth Portfolio and the SunAmerica/Balanced and WMC/Fixed Income components of the Multi-Managed Portfolios may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the Trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.


     Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.


     The Asset Allocation: Diversified Growth Portfolio and the SunAmerica/Balanced and WMC/Fixed Income components of the Multi-Managed Portfolios may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a component invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.



     CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS. The WMC/Fixed Income and Janus/Growth components of the Multi-Managed Portfolios and the Asset
Allocation: Diversified Growth Portfolio may invest in high-yield bonds. These bonds present certain risks which are discussed below:



          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

          PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

          LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

     ASSET-BACKED SECURITIES. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     SHORT-TERM DEBT SECURITIES. In addition to their primary investments, a Portfolio may also invest in the following types of money market and fixed-income securities:

          MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

          COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks.

          SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations.

          COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with master demand note arrangements, the Manager, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand.
     The Manager also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Manager has reason to believe that the borrower could not make timely repayment upon demand.

          CORPORATE BONDS AND NOTES - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

          GOVERNMENT SECURITIES - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities".

     REPURCHASE AGREEMENTS. A Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Managers in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     HEDGING AND INCOME ENHANCEMENT STRATEGIES. Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


     Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies; and each Multi-Managed Portfolio may, through its WMC/Fixed Income component, invest in yield curve options (up to 5% of total assets allocated to the WMC/Fixed Income component) (all the foregoing referred to as "Hedging Instruments"). In addition, the Asset Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);

(ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.


     A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including, in the case of the Multi-Managed Portfolios, yield curve options) on equity and debt securities.

     When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold.
Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     OPTIONS ON FOREIGN CURRENCIES.   Each Portfolio may write and purchase puts
and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

     FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, each Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     OPTIONS ON FUTURES. As noted above, the Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS

     A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS

     Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.




POSSIBLE RISK FACTORS IN HEDGING

     In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Manager then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

     ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Manager will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Manager will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Manager has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Manager the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Manager to take into account the same factors described above for other restricted securities and require the Manager to perform the same monitoring and reporting functions.

     HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

     WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENT. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)


     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy. On termination of the loan, the borrower is required to return the securities to a component; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy.

     Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

     REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Manager to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     DOLLAR ROLLS. Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Manager's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     STANDBY COMMITMENTS -- Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolio's investments are traded, each Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

     A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Manager to present minimal credit risk in accordance with guidelines established by the Board of Trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

     PORTFOLIO TRADING. A Portfolio may engage in portfolio trading when it is believed by the Manager that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income.
A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.


                   DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     COMMERCIAL PAPER RATINGS. Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Standard and Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated
with numbers  1, 2, and 3 to indicate the relative degree of safety.    A-1 -
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. B - Issues in this category are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D - The rating indicates that the issues are either in default or are expected to be in default upon maturity.

     Duff & Phelps, Inc. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

     Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 - Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

     The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as good as it is for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality - Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. F-5 Weak Credit Quality - Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

     Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

     CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

     Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

     Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong. AA
- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -
Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 - Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

                                  PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated for each Portfolio by dividing
(a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys of sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


     The quarterly rebalancing of the Portfolios as described in the Prospectus may also result in relatively higher portfolio turnover. Because each particular component (each, a "Managed Component" or "component") of the portfolio of each Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components of the same Multi-Managed Portfolio, resulting in higher brokerage commissions for the Portfolio.

     High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.


                               INVESTMENT RESTRICTIONS

     The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

     1. With respect to the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

     2. With respect to the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer.

     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. (Industry shall be determined for this purpose by reference to Standard Industrial Classification codes.) Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

     4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

     5. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

     6.   Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.


     7. Borrow money, except that (i) each Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets for temporary or emergency purposes,
(ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Portfolio), and
(iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


     8. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     9. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

     10.  Purchase securities on margin.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     12. Sell securities short, including short sales "against the box" (I.E., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.


     13. Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law and (ii) that Janus may invest uninvested cash balances of the Janus/Growth component of each Multi-Managed Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.


     14. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                             TRUST OFFICERS AND TRUSTEES

     The trustees and executive officers of the Trust, their business addresses, ages and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.





NAME, AGE AND         POSITION WITH    PRINCIPAL OCCUPATIONS
ADDRESS               THE TRUST        DURING PAST FIVE YEARS
-------------         --------------   ----------------------
Richards D. Barger,   Trustee          Senior Partner, Law Firm
*69                                    of Barger & Wolen;
                                       formerly, Director,
                                       Anchor National Life
                                       Insurance Company
                                       ("Anchor National")
                                       (1980-1986); Trustee,
                                       Anchor Pathway Fund and
                                       SunAmerica Series Trust.

James K. Hunt, *46    Trustee,         Executive Vice
                      Chairman and     President, SunAmerica
                      President        Investments, Inc. (1993
                                       to Present); President,
                                       SunAmerica Corporate
                                       Finance,  since January
                                       1994;  Senior Vice
                                       President, SunAmerica
                                       Investments,  Inc.
                                       (1990-1993); Trustee,
                                       Anchor Pathway Fund and
                                       SunAmerica Series Trust.

Norman J. Metcalfe,   Trustee          Vice Chairman and Chief
*55                                    Financial Officer, The
                                       Irvine Company (March
                                       1993 to Present);
                                       Executive Vice President
                                       (1986-1992) and Director
                                       (1984-1993), SunAmerica
                                       Inc.; Trustee, Anchor
                                       Pathway Fund and
                                       SunAmerica Series Trust.

Allan L. Sher, 66     Trustee          Director, Board of
                                       Governors, American
                                       Stock Exchange (1991 to
                                       Present); Trustee,
                                       Anchor Pathway Fund and
                                       SunAmerica Series Trust.

William M. Wardlaw,   Trustee          Partner, Freeman Spogli
51                                     & Co., Incorporated
                                       (privately owned
                                       merchant banking firm)
                                       (1988 to Present);
                                       Trustee, Anchor Pathway
                                       Fund and SunAmerica
                                       Series Trust.


                                         B-36

Scott L. Robinson,    Senior Vice      Senior Vice President
52                    President,       and Controller,
                      Treasurer and    SunAmerica Inc., since
                      Controller       1991; Senior Vice
                                       President of Anchor
                                       National, since 1988;
                                       Senior Vice President,
                                       Treasurer and Controller,
                                       Anchor Pathway Fund and
                                       SunAmerica Series Trust;
                                       Joined SunAmerica Inc.
                                       in 1978.

Susan L. Harris, 41   Vice President,  Senior Vice President,
                      Counsel and      since November 1995,
                      Secretary        Secretary, since 1989,
                                       and General Counsel-
                                       Corporate Affairs, since
                                       December 1994,
                                       SunAmerica Inc.; Senior
                                       Vice President and
                                       Secretary, Anchor
                                       National, since 1990;
                                       Vice President, Counsel
                                       and Secretary, Anchor
                                       Pathway Fund and
                                       SunAmerica Series Trust;
                                       Joined SunAmerica Inc.
                                       in 1985.

Peter C. Sutton, 33   Vice President   Senior Vice President,
The SunAmerica        and Assistant    SunAmerica, since April
Center                Treasurer        1997;  Treasurer,
733 Third Avenue                       SunAmerica Mutual Funds,
New York, NY 10017-                    Anchor Series Trust and
3204                                   Style Select Series,
                                       Inc. since 1996; Vice
                                       President and Assistant
                                       Treasurer, SunAmerica
                                       Series Trust and Anchor
                                       Pathway Fund since
                                       1994; Joined SunAmerica
                                       in 1990.



* A trustee who may be deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.


     The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Life Company or its affiliates. A fee of $500 for each meeting attended and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees.


     The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the period April 15, 1997 (commencement of operations) through March 31, 1998.

                                  COMPENSATION TABLE


--------------------------------------------------------------------------------
                                           PENSION OR          TOTAL
                                           RETIREMENT       COMPENSATION
                          AGGREGATE         BENEFITS       FROM REGISTRANT
                         COMPENSATION      ACCRUED AS         AND FUND
                            FROM          PART OF FUND     COMPLEX PAID TO
TRUSTEE                  REGISTRANT         EXPENSES          TRUSTEES*
--------------------------------------------------------------------------------
Richards D. Barger         $1,500              -               $23,500
--------------------------------------------------------------------------------
Norman J. Metcalfe         $1,500              -               $23,500
--------------------------------------------------------------------------------
Allan L. Sher              $1,500              -               $23,500
--------------------------------------------------------------------------------
William M. Wardlaw         $1,000              -               $21,250
--------------------------------------------------------------------------------



* Information is for the three investment companies in the Complex which pay fees to these Trustees. The Complex consists of Anchor Pathway Fund, SunAmerica Series Trust and the Trust.



                     INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement with SunAmerica to handle the Trust's day-to-day affairs.


     The Investment Advisory and Management Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to Federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

     The Investment Advisory and Management Agreement ("Management Agreement") provides that it will continue in effect until two years from the date of its approval by the Board of Trustees, unless terminated, and may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities on sixty
(60) days written notice to the Adviser, or by the Adviser upon the approval by the Trust of another investment advisory agreement or on six months' written notice, whichever is earlier. The Agreement provides for automatic termination with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act).


     As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each
Portfolio at the rates set forth in the Prospectus.   The following table sets
forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Investment Advisory and Management Agreement for the period April 15, 1997 (commencement of operations) through March 31, 1998.


                                    ADVISORY FEES


         PORTFOLIO              ADVISORY FEE
Multi-Managed Growth              $137,424
Portfolio


Multi-Managed Moderate            $135,378
Growth Portfolio

Multi-Managed                     $101,740
Income/Equity Portfolio

Multi-Managed Income              $ 76,624
Portfolio

Asset Allocation:                 $208,284
Diversified Income
Portfolio

Stock Portfolio                   $178,227

     For the period April 15, 1997 (commencement of operations) through March 31, 1998, the Adviser voluntarily waived fees or reimbursed expenses of each of the following Portfolios: Multi-Managed Growth Portfolio - $23,646; Multi-Managed Moderate Growth Portfolio - $29,927; Multi-Managed Income/Equity Portfolio - $36,590; Multi-Managed Income Portfolio - $43,490; Asset Allocation: Diversified Growth Portfolio - $77,724; and Stock Portfolio - $10,325.



                                SUBADVISORY AGREEMENTS

     Janus Capital Corporation ("Janus"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Putnam Investment Management, Inc. ("Putnam") and Wellington Management Company, LLP ("WMC") act as Subadvisers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the respective Subadvisory Agreements, T. Rowe Price manages the investment and reinvestment of the Stock Portfolio, Putnam manages the investment and reinvestment of the Asset Allocation: Diversified Growth Portfolio, and Janus and WMC each manage the investment and reinvestment of the component of the Multi-Managed Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight of supervision of SunAmerica, which pays the Subadvisers' fees.


     The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:




SUBADVISER     PORTFOLIO                   FEE
Janus          Multi-Managed Growth        .60% on the first
               Portfolio                   $200 million
               Multi-Managed Moderate      .55% thereafter
               Growth Portfolio
               Multi-Managed
               Income/Equity Portfolio
               Multi-Managed Income
               Portfolio

Wellington     Multi-Managed Growth        .225% on the first
               Portfolio                   $100 million
               Multi-Managed Moderate      .125% on the next
               Growth Portfolio            $100 million
               Multi-Managed               .10% thereafter
               Income/Equity Portfolio
               Multi-Managed Income
               Portfolio

Putnam         Asset Allocation:           .55% on the first
               Diversified Growth          $150 million
               Portfolio                   .50% on the next
                                           $150 million
                                           .40% thereafter

T. Rowe Price  Stock Portfolio             .50% on the first
                                           $40 million
                                           .40% thereafter

     The following table sets forth the fees paid to the Subadvisers by the Adviser for the period April 15, 1997 (commencement of operations) through March 31, 1998.




                                SUBADVISORY FEES

SUBADVISER    PORTFOLIO                   FEE
Janus         Multi-Managed Growth        $ 37,947
              Portfolio

              Multi-Managed Moderate      $ 27,549
              Growth Portfolio

              Multi-Managed               $ 14,021
              Income/Equity Portfolio

              Multi-Managed Income        $  4,971
              Portfolio

Wellington    Multi-Managed Growth        $  6,813
              Portfolio

              Multi-Managed Moderate      $ 12,720
              Growth Portfolio

              Multi-Managed               $ 15,084
              Income/Equity Portfolio

              Multi-Managed Income        $ 16,688
              Portfolio

Putnam        Asset Allocation:           $134,772
              Diversified Growth
              Portfolio

T. Rowe       Stock Portfolio             $104,733
Price

     The Subadvisory Agreements will continue in effect for two years from the dates thereof, unless terminated, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by the Adviser, on not less than thirty (30) nor more than sixty (60) days' written notice to the Subadviser, or by the Subadviser, on not less than ninety (90) days' written notice to the Adviser and the Trust; provided, that the Subadviser may not terminate the Subadvisory Agreement unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six (6) months' written notice, whichever is earlier; provided, further, that each may terminate its respective Subadvisory Agreement on sixty (60) days' written notice in the event of a breach of such agreement by the Adviser.


     PERSONAL TRADING. The Trust and the Adviser have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a Trustee. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser during the quarter.



     The Subadvisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Subadvisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser.



                      DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


     FEDERAL TAXES - Each Portfolio of the Trust intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on that portion of any income and net realized capital gains which it distributes to its shareholders. Each Portfolio intends to distribute all income and net realized capital gains to the

Variable Separate Account. If a Portfolio should fail to meet the requirements of Subchapter M, it would be subject to income tax on its income and capital gains.

                                   PRICE OF SHARES


     Shares of the Trust are currently offered only to the Variable Separate Account. The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the shares outstanding.


     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Manager deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Manager, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.





                         EXECUTION OF PORTFOLIO TRANSACTIONS

     It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

     A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Manager.

     The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Manager places the Trust's portfolio transactions, the Manager may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in serving other clients as well as the Trust and research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Trust.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust is subject to an exemptive order from the Securities and Exchange Commission (the "SEC"), permitting the Trust to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of any subadvisory relationship) as a principal in purchases and sales of certain securities.


     Subject to the above considerations, a Manager may use broker-dealer affiliates of a Manager, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law. The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such

Portfolios for the period April 15, 1997 (commencement of operations) through March 31, 1998.


                              1998 BROKERAGE COMMISSIONS


                                         AGGREGATE    AMOUNT PAID TO   PERCENTAGE PAID
          PORTFOLIO                      BROKERAGE      AFFILIATED      TO AFFILIATED
                                        COMMISSIONS   BROKER-DEALERS    BROKER-DEALERS
--------------------------------------------------------------------------------------
Multi-Managed Growth                      $36,894           --               --
--------------------------------------------------------------------------------------
Multi-Managed Moderate Growth             $31,159           --               --
--------------------------------------------------------------------------------------
Multi-Managed Income/Equity               $12,098           --               --
--------------------------------------------------------------------------------------
Multi-Managed Income                      $ 5,374           --               --
--------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth      $84,108          $635             0.75%
--------------------------------------------------------------------------------------
Stock                                     $44,763           --               --
--------------------------------------------------------------------------------------


     The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

     A Manager and its respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

     If determined by a Manager to be beneficial to the interests of the Trust, partners and/or employees of the Manager may serve on investment advisory committees, which will consult with the subadviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

     It is possible that a Portfolio's holdings may include securities of entities for which a Manager or its affiliate performs investment banking services as well as securities of entities in which a subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

     Because each Managed Component of a Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components, resulting in higher brokerage commissions for the Portfolio.

                                 GENERAL INFORMATION

     CUSTODIAN - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.


     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP), 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Trust's independent accountants.
Price Waterhouse LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firms of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, and Blazzard, Grodd & Hasenauer, P.C., 943 Coast Road East, Westport, CT 06881, have been selected to provide legal counsel to the Trust.


     REPORTS TO SHAREHOLDERS - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

     SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

     REGISTRATION STATEMENT - A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

                                 FINANCIAL STATEMENTS


     Set forth following this Statement of Additional Information are the audited financial statements of the Trust with respect to the period April 15, 1997 (commencement of operations) to March 31, 1998.

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 70.7%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.4%
APPAREL & TEXTILES -- 0.5%
Oakley, Inc.+ ..........................          8,200   $      94,813
R.P.M., Inc. ...........................          1,625          28,945
Sola International, Inc.+ ..............            800          33,150

AUTOMOTIVE -- 0.6%
Federal-Mogul Corp. ....................          2,775         147,595
Ford Motor Co. .........................            700          45,369

HOUSING -- 0.0%
Krause's Furniture, Inc.+ ..............          3,900          14,625

RETAIL -- 2.3%
Abercrombie & Fitch Co., Class A+ ......          1,300          54,681
Costco Cos., Inc.+ .....................          2,450         130,769
CVS Corp. ..............................            400          30,200
Cybershop International, Inc.+ .........          1,150          10,781
Duane Reade, Inc.+ .....................          6,493         165,977
Federated Department Stores, Inc.+ .....            900          46,631
Gap, Inc. ..............................            750          33,750
Office Depot, Inc.+ ....................          1,900          59,138
Pacific Sunwear of California+ .........            500          20,750
Sunglass Hut International, Inc.+ ......          8,400          88,200
U.S. Vision, Inc.+ .....................          3,000          30,750
Wal-Mart Stores, Inc. ..................          1,000          50,813
Woolworth Corp.+ .......................          1,000          25,000
                                                          -------------
                                                              1,111,937
                                                          -------------

CONSUMER STAPLES -- 1.2%
FOOD, BEVERAGE & TOBACCO -- 0.7%
DEKALB Genetics Corp., Class B .........          1,780         119,037
Flowers Industries, Inc. ...............          1,000          23,437
Philip Morris Cos., Inc. ...............          1,300          54,194
RJR Nabisco Holdings Corp. .............            700          21,919
UST, Inc. ..............................            600          19,350

HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co. ..................            700          60,638
Gillette Co. ...........................            400          47,475
Procter & Gamble Co. ...................            600          50,625
                                                          -------------
                                                                396,675
                                                          -------------

ENERGY -- 1.5%
ENERGY SERVICES -- 0.3%
Baker Hughes, Inc. .....................            600          24,150
Friede Goldman International, Inc.+ ....            900          25,987

----------------
4

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Schlumberger Ltd. ......................            300   $      22,725
Smedvig ASA, Class B ...................            749          15,030
Transocean Offshore, Inc. ..............            500          25,719

ENERGY SOURCES -- 1.2%
Exxon Corp. ............................            800          54,100
Global Marine, Inc.+ ...................            750          18,563
Mobil Corp. ............................            500          38,312
Nabors Industries, Inc.+ ...............            750          17,766
Noble Affiliates, Inc. .................            800          33,300
Ocean Rig ASA+ .........................         57,031          58,343
Royal Dutch Petroleum Co. ..............            600          34,087
Smith International, Inc.+ .............          1,593          87,715
Texaco, Inc. ...........................            800          48,200
                                                          -------------
                                                                503,997
                                                          -------------

FINANCE -- 10.5%
BANKS -- 4.5%
Ambanc Holding Co., Inc. ...............            325           6,175
Astoria Financial Corp. ................            235          14,526
Banca Commerciale Italiana+ ............         39,668         197,905
Bank of New York Co., Inc. .............          2,125         133,477
BankAmerica Corp. ......................          2,050         169,381
BankBoston Corp. .......................            300          33,075
Chase Manhattan Corp. ..................            400          53,950
Citicorp ...............................            250          35,500
First American Corp. ...................          1,300          63,700
First Chicago NBD Corp. ................            700          61,688
First Defiance Financial Corp. .........            945          14,411
First Union Corp. ......................            700          39,725
Golden State Bancorp, Inc.+ ............          1,600          61,100
Hibernia Corp., Class A ................          3,100          63,744
Klamath First Bancorp, Inc. ............            710          16,330
Mellon Bank Corp. ......................            500          31,750
North Central Bancshares, Inc. .........            130           2,893
PNC Bank Corp. .........................          1,800         107,887
Provident Financial Holdings, Inc.+ ....            525          12,338
Queens County Bancorp, Inc. ............            400          17,600
Sovereign Bancorp, Inc. ................          3,400          61,837
Star Banc Corp. ........................          1,250          73,906
Summit Bancorp. ........................          1,200          60,075
TF Financial Corp. .....................             90           2,520
U.S. Bancorp ...........................          1,055         131,611

FINANCIAL SERVICES -- 3.7%
American Express Co. ...................            600          55,087
Associates First Capital Corp., Class
  A ....................................          2,930         231,470
Beneficial Corp. .......................            490          60,913
Capital One Financial Corp. ............          1,000          78,875
Charles Schwab Corp. ...................          2,052          77,976
CIT Group, Inc., Class A+ ..............          1,300          42,413

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
ContiFinancial Corp.+ ..................            800   $      24,400
Federal Agricultural Mortgage Corp.+ ...            700          39,200
Federal National Mortgage
  Association ..........................            800          50,600
FirstSpartan Financial Corp. ...........            265          11,958
Healthcare Financial Partners, Inc.+ ...          1,400          66,325
Household International, Inc. ..........          1,125         154,969
Jefferies Group, Inc. ..................            200          11,300
Legg Mason, Inc. .......................            500          29,656
Lehman Brothers Holdings, Inc. .........            500          37,438
SLM Holding Corp. ......................          2,820         123,022
T&W Financial Corp.+ ...................          2,000          57,500
Waddell & Reed Financial, Inc., Class
  A+ ...................................          1,050          27,300

INSURANCE -- 2.3%
Aetna, Inc. ............................            300          25,031
Allstate Corp. .........................            400          36,775
Chubb Corp. ............................            300          23,513
Conseco, Inc. ..........................            900          50,962
Reliance Group Holdings, Inc. ..........          4,000          76,500
Stirling Cooke Brown Holdings Ltd.+ ....            500          13,250
Swiss Life Insurance & Pension Co. .....            108          91,316
The Hartford Financial Services Group,
  Inc. .................................            400          43,400
UICI+ ..................................          2,375          82,086
UNUM Corp. .............................          5,700         314,569
                                                          -------------
                                                              3,404,908
                                                          -------------

HEALTHCARE -- 9.2%
DRUGS -- 5.5%
Abbott Laboratories, Inc. ..............            400          30,125
Alkermes, Inc.+ ........................          2,000          49,750
Alza Corp.+ ............................          3,140         140,711
Bristol-Myers Squibb Co. ...............            700          73,019
Centocor, Inc.+ ........................            500          22,313
Eli Lilly & Co. ........................          2,835         169,037
ICN Pharmaceuticals, Inc. ..............          1,400          68,950
Inhale Therapeutic Systems .............          1,000          27,125
Merck & Co., Inc. ......................            500          64,187
Pfizer, Inc. ...........................          3,565         355,386
Sepracor, Inc.+ ........................          1,000          42,625
Smithkline Beecham PLC .................         12,026         151,490
Warner-Lambert Co. .....................          3,475         591,836

HEALTH SERVICES -- 1.8%
Advance Paradigm, Inc.+ ................          1,500          59,437
Assisted Living Concepts, Inc.+ ........          1,000          21,625
Boron, LePore & Associates, Inc.+ ......          1,700          56,313
Columbia/HCA Healthcare Corp. ..........          1,400          45,150
Novoste Corp.+ .........................          2,400          62,250
Omnicare, Inc. .........................          5,599         221,860
Sunrise Assisted Living, Inc.+ .........          1,000          44,750
Tenet Healthcare Corp.+ ................          1,100          39,944

----------------
6

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
United Healthcare Corp. ................            300   $      19,425
Vision Twenty-One, Inc.+ ...............          2,100          24,675

MEDICAL PRODUCTS -- 1.9%
Arterial Vascular Engineering, Inc.+ ...          2,000          73,250
Baxter International, Inc. .............            500          27,563
Cardinal Health, Inc. ..................            765          67,463
Cytyc Corp.+ ...........................          2,500          62,500
Endocardial Solutions, Inc.+ ...........            500           7,000
Johnson & Johnson ......................            600          43,988
Medaphis Corp.+ ........................          5,700          59,494
Respironics, Inc.+ .....................          3,000          86,812
Sofamor Danek Group, Inc.+ .............          2,070         176,467
                                                          -------------
                                                              2,986,520
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 8.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            700          36,488

BUSINESS SERVICES -- 5.0%
Aavid Thermal Technologies, Inc.+ ......          4,400         135,850
Billing Concepts Corp.+ ................            200           5,188
Cendant Corp.+ .........................          1,000          39,625
Cultural Access Worldwide, Inc.+ .......         10,000         158,750
D.R. Horton, Inc. ......................          1,500          31,875
Delta & Pine Land Co. ..................          3,640         189,280
DSET Corp.+ ............................          3,400          63,537
Gartner Group, Inc., Class A+ ..........            700          26,163
GTECH Holdings Corp.+ ..................            400          15,550
Ha-Lo Industries, Inc.+ ................          3,900         136,256
Metro One Telecommunications, Inc.+ ....          5,600          66,500
NCO Group, Inc.+ .......................          1,000          25,000
Network Appliance, Inc. ................          1,900          67,450
Owens-Illinois, Inc.+ ..................            500          21,625
Positron Fiber Systems Corp., Class
  A+ ...................................          9,600          73,800
PSINet, Inc.+ ..........................          5,900          65,637
Ryland Group, Inc. .....................          1,000          27,625
Sealed Air Corp.+ ......................          2,440         159,820
Service Corp. International ............          1,000          42,437
Sysco Corp. ............................            800          20,500
Toll Brothers, Inc.+ ...................          1,500          42,188
Tomra Systems ASA ......................            571          15,128
Transition Systems, Inc.+ ..............          3,300          67,237
Unisys Corp.+ ..........................          4,000          76,000
USA Waste Services, Inc.+ ..............          1,100          49,019

ELECTRICAL EQUIPMENT -- 0.4%
Aeroflex, Inc.+ ........................          4,700          62,275
North American Scientific, Inc.+ .......          2,200          79,200

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                                                                               7

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY -- 0.2%
EVI, Inc.+ .............................          1,100   $      50,944
Varco International, Inc.+ .............            750          19,312

MULTI-INDUSTRY -- 1.9%
Corning, Inc. ..........................            800          35,400
Raision Tehtaat Oy .....................          1,755         251,945
Republic Industries, Inc.+ .............          1,400          36,137
Siebe PLC ..............................          5,571         121,609
Tyco International Ltd. ................          2,880         157,320

TRANSPORTATION -- 0.5%
Atlas Air, Inc.+ .......................          1,600          52,100
Burlington Northern Santa Fe Corp. .....            400          41,600
Comair Holdings, Inc. ..................          1,000          26,500
Trans World Airlines, Inc.+ ............          2,500          30,781
                                                          -------------
                                                              2,623,651
                                                          -------------

INFORMATION & ENTERTAINMENT -- 5.6%
BROADCASTING & MEDIA -- 4.6%
CBS Corp. ..............................          6,385         216,691
Chancellor Media Corp.+ ................          4,805         220,429
Cinar Films, Inc., Class B+ ............          1,000          42,625
Clear Channel Communications, Inc.+ ....            400          39,200
DoubleClick, Inc.+ .....................          2,000          70,250
Forrester Research, Inc.+ ..............            500          17,750
Jacor Communications, Inc.+ ............          1,000          59,000
Lamar Advertising Co., Class A+ ........          2,610          91,350
Outdoor Systems, Inc.+ .................          2,960         103,785
The Petersen Companies, Inc., Class
  A+ ...................................          2,000          50,000
Time Warner, Inc. ......................          7,544         543,168
Univision Communications, Inc., Class
  A+ ...................................          1,250          46,563

ENTERTAINMENT PRODUCTS -- 0.2%
Hasbro, Inc. ...........................            800          28,250
Mattel, Inc. ...........................            800          31,700

LEISURE & TOURISM -- 0.8%
Hilton Hotels Corp. ....................            900          28,688
McDonald's Corp. .......................            800          48,000
Outback Steakhouse, Inc.+ ..............          1,900          74,337
Primadonna Resorts, Inc.+ ..............          6,000          94,500
                                                          -------------
                                                              1,806,286
                                                          -------------

INFORMATION TECHNOLOGY -- 25.4%
COMMUNICATION EQUIPMENT -- 2.1%
CIENA Corp.+ ...........................          1,500          63,937
Lucent Technologies, Inc. ..............            900         115,087
Nokia Corp., Class A ADR ...............          3,060         330,289
Tellabs, Inc.+ .........................            500          33,563
U.S. West Media Group+ .................          3,240         112,590

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8

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT -- 2.0%
Computer Sciences Corp. ................            600   $      33,000
Dell Computer Corp.+ ...................          1,930         130,758
EMC Corp.+ .............................          3,470         131,209
HBO & Co. ..............................          3,905         235,764
Hewlett-Packard Co. ....................            700          44,363
Honeywell, Inc. ........................            400          33,075
International Business Machines
  Corp. ................................            400          41,550

ELECTRONICS -- 4.2%
Analog Devices, Inc.+ ..................         10,300         342,475
Applied Materials, Inc.+ ...............            900          31,781
ASM Lithography Holdings NV+ ...........          2,705         250,043
ATMI, Inc.+ ............................          2,100          63,525
Emerson Electric Co. ...................            700          45,631
General Electric Co. ...................            900          77,569
Hubbell, Inc., Class B .................            600          30,225
Intel Corp. ............................            500          39,031
Lam Research Corp.+ ....................            400          11,250
Maxim Integrated Products, Inc.+ .......          2,180          79,434
Molex, Inc., Class A ...................          1,100          29,494
Motorola, Inc. .........................            500          30,313
Pittway Corp., Class A .................          3,840         276,480
Vitesse Semiconductor Corp.+ ...........          1,330          62,718

SOFTWARE -- 12.7%
America Online, Inc.+ ..................          7,344         501,687
Applied Voice Technology, Inc.+ ........          1,000          39,000
Aspen Technology, Inc.+ ................          5,375         221,719
At Home Corp., Series A+ ...............          3,710         125,444
Cadence Design Systems, Inc.+ ..........          6,680         231,295
Caere Corp.+ ...........................          5,000          54,375
Cambridge Technology Partners, Inc.+ ...            800          39,650
Cisco Systems, Inc.+ ...................          5,855         400,336
Computer Associates International,
  Inc. .................................          1,000          57,750
Computer Task Group, Inc. ..............          1,000          41,188
Compuware Corp.+ .......................          2,500         123,437
CrossKeys Systems Corp.+ ...............          1,000          11,250
Intuit, Inc.+ ..........................          1,930          93,364
ISS Group, Inc.+ .......................            600          23,325
J.D. Edwards & Co.+ ....................          3,800         124,212
Keane, Inc.+ ...........................          1,300          73,450
Microsoft Corp.+ .......................          6,835         611,732
MindSpring Enterprises, Inc.+ ..........          1,000          64,250
Oracle Corp.+ ..........................            900          28,406
Parametric Technology Corp.+ ...........         18,415         613,450
Pegrine Systems, Inc.+ .................          3,500          66,937
PeopleSoft, Inc.+ ......................          3,155         166,229
Reynolds & Reynolds Co., Class A .......          1,000          21,875
Sapient Corp.+ .........................          1,810          85,749
Segue Software, Inc.+ ..................            700           9,100
Sterling Commerce, Inc.+ ...............          1,400          64,925
Storage Technology Corp.+ ..............            850          64,653

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                                                                               9

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
VERITAS Software Corp.+ ................          1,230   $      72,724
VocalTec Communications Ltd.+ ..........          1,000          20,500
Wind River Systems+ ....................          1,865          74,134

TELECOMMUNICATIONS -- 4.4%
Alltel Corp. ...........................          1,000          43,687
Clearnet Communications, Inc., Class
  A ....................................          4,500          63,844
Comcast Corp., Class A+ ................         10,540         372,194
Frontier Corp. .........................          3,500         113,969
GST Telecommunications, Inc+ ...........          3,900          58,744
Intermedia Communications, Inc.+ .......            800          63,700
IWL Communications, Inc. ...............          1,000          17,875
Pacific Gateway Exchange, Inc.+ ........          1,300          74,425
RELTEC Corp.+ ..........................            250           8,859
Saville Systems PLC ADR+ ...............            500          25,625
Star Telecommunications, Inc.+ .........            900          50,062
STARTEC Global Communications Corp.+ ...          2,600          65,000
Tele-Communications, Inc., Series A+ ...         12,896         400,985
Teleport Communications Group Inc.,
  Class A+ .............................          1,200          70,500
                                                          -------------
                                                              8,230,769
                                                          -------------

MATERIALS -- 2.7%
CHEMICALS -- 2.4%
Cabot Corp. ............................          1,985          73,197
du Pont (E.I.) de Nemours & Co. ........            700          47,600
Monsanto Co. ...........................         10,845         563,940
Solutia, Inc. ..........................          3,195          95,051

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co.+ ..............            900           6,525
Boise Cascade Corp. ....................          1,400          50,487
Sonoco Products Co. ....................            300          12,019

METALS & MINERALS -- 0.1%
EASCO, Inc. ............................          1,000          15,250
Martin Marietta Materials, Inc. ........            700          30,231
                                                          -------------
                                                                894,300
                                                          -------------

REAL ESTATE -- 0.3%
REAL ESTATE COMPANIES -- 0.1%
The Rouse Co. ..........................            500          15,750

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Crescent Real Estate Equities Co. ......            700          25,200
ElderTrust+ ............................          1,000          17,875
Equity Office Properties Trust .........            400          12,250
                                                          -------------
                                                                 71,075
                                                          -------------

----------------
10

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES -- 2.8%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ......................            800   $      47,650
GPU, Inc. ..............................          1,000          44,250

GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. ...........            700          40,381
Enron Corp. ............................            900          41,737
US Filter Corp.+ .......................            900          31,613

TELEPHONE-- 2.2%
Ameritech Corp. ........................            900          44,494
AT&T Corp. .............................            800          52,500
Bell Atlantic Corp. ....................            407          41,718
Century Telephone Enterprises, Inc. ....          1,050          64,181
Cincinnati Bell, Inc. ..................          1,800          64,125
GTE Corp. ..............................            600          35,925
MCI Communications Corp. ...............            600          29,700
SBC Communications, Inc. ...............          1,200          52,350
Telecom Italia SpA .....................         17,263         136,030
Winstar Communications, Inc.+ ..........          1,500          64,125
WorldCom, Inc.+ ........................          3,114         134,097
                                                          -------------
                                                                924,876
                                                          -------------
TOTAL COMMON STOCK (cost $19,667,286)...                     22,954,994
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 23.6%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.1%
RETAIL -- 0.1%
J.C. Penney Co., Inc. 7.40% 2037 .......  $      20,000          21,578
Fred Meyer, Inc. 7.38% 2005 ............         25,000          25,071
                                                          -------------
                                                                 46,649
                                                          -------------

CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Panamerican Beverages, Inc. 8.13%
  2003 .................................         30,000          31,890
                                                          -------------

ENERGY -- 0.2%
ENERGY SOURCES-- 0.2%
Newfield Exploration Co., Series B 7.45%
  2007* ................................         10,000           9,956
Petroleos Mexicano 9.00% 2007 ..........         25,000          25,594
YPF Sociedad Anonima 8.00% 2004 ........         15,000          15,238
                                                          -------------
                                                                 50,788
                                                          -------------

FINANCE -- 4.5%
BANKS -- 1.2%
Banc One Corp. 8.00% 2027 ..............         18,000          20,365
Bank One Columbus 7.38% 2002 ...........         25,000          26,112
Banponce Financial Corp. 6.75% 2001 ....         20,000          20,230
Credit National 7.00% 2005 .............         20,000          20,011

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Export Import Bank of Korea 6.50%
  2006 .................................  $      35,000   $      30,259
First Chicago NBD Corp. 7.25% 2004 .....         60,000          62,790
First Republic Bancorp 7.75% 2012 ......         25,000          25,615
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2029 ............         55,000          55,764
Korea Development Bank 7.13% 2001 ......         15,000          14,105
NBD Bank SA 8.25% 2024  ................         25,000          29,525
NCNB Co. 9.38% 2009 ....................         32,000          39,441
United States Bancorp 7.50% 2026 .......         50,000          54,295

FINANCIAL SERVICES -- 3.2%
Allstate Financing II 7.83% 2045 .......         24,000          24,571
Asset Securitization Corp. 6.66%
  2041# ................................         50,000          51,016
Associates Corp. of North America 7.63%
  2004 .................................         60,000          64,261
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................         70,000          73,587
Dime Capital Trust I, Series A 9.33%
  2027 .................................         20,000          22,556
Finova Capital Corp. 6.63% 2001 ........         50,000          50,615
Finova Capital Corp., Series C 6.39%
  2002 .................................         30,000          30,146
Fleet Mortgage Group, Inc. 6.84%
  2003 .................................         30,000          30,507
Ford Motor Credit Company 7.02% 2000 ...         50,000          51,093
GE Capital Mortgage Services Inc. 6.25%
  2023 .................................         16,025          15,935
Lubermens Mutual Casualty Co. 8.30%
  2037* ................................         40,000          42,540
Morgan Stanley Capital I, Inc. 7.22%
  2007* ................................         60,000          63,337
Popular North America, Inc. 6.63%
  2002 .................................         35,000          35,502
Private Export Funding Corp. 6.31%
  2004 .................................        100,000         102,278
Private Export Funding Corp. 6.62%
  2005 .................................        120,000         124,617
Private Export Funding Corp. 7.03%
  2003 .................................         35,000          36,855
Private Export Funding Corp. 7.30%
  2002 .................................        125,000         131,171
Private Export Funding Corp. 7.90%
  2000 .................................         35,000          36,405
US West Capital Funding, Inc. 6.95%
  2037 .................................         40,000          41,701

INSURANCE -- 0.1%
Cigna Corp. 7.88% 2027 .................         19,000          20,671
Jackson National Life Insurance Co.
  8.15% 2027* ..........................         22,000          24,169
                                                          -------------
                                                              1,472,045
                                                          -------------

HEALTHCARE -- 0.4%
HEALTH SERVICES -- 0.3%
Allegiance Corp. 7.00% 2026 ............         55,000          56,825
Tenet Healthcare Corp. 7.88% 2003 ......         20,000          20,300

MEDICAL PRODUCTS -- 0.1%
Beckman Instruments, Inc. 7.10%
  2003* ................................         40,000          40,079
                                                          -------------
                                                                117,204
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.3%
MACHINERY -- 0.1%
Cincinnati Milacron, Inc. 7.88% 2000 ...         35,000          35,814

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12

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION -- 0.2%
AMR Corp. 9.88% 2020 ...................  $      30,000   $      39,169
Continental Airlines 6.65% 2019 ........         40,000          39,777
                                                          -------------
                                                                114,760
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.5%
BROADCASTING & MEDIA -- 0.5%
Comcast Cable Communications 8.50%
  2027 .................................         15,000          17,518
News America Holdings, Inc. 8.00%
  2016 .................................         65,000          70,044
Scholastic Corp. 7.00% 2003 ............         35,000          35,877
Viacom, Inc. 7.75% 2005 ................         40,000          41,950
                                                          -------------
                                                                165,389
                                                          -------------

INFORMATION TECHNOLOGY -- 0.2%
TELECOMMUNICATIONS -- 0.2%
Tele-Communications, Inc. 7.25% 2005 ...         25,000          25,585
Tele-Communications, Inc. 9.25% 2002 ...         25,000          27,362
                                                          -------------
                                                                 52,947
                                                          -------------

MATERIALS -- 0.1%
CHEMICALS -- 0.1%
ICI Wilmington, Inc. 6.95% 2004 ........         35,000          36,016
                                                          -------------

MUNICIPAL BONDS -- 0.5%
MUNICIPAL BONDS -- 0.5%
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........         45,000          45,770
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................         50,000          49,152
Miami Florida Revenue 7.25% 2003 .......         60,000          62,906
                                                          -------------
                                                                157,828
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
FOREIGN GOVERNMENT -- 0.9%
Australian Government 6.75%
  2006 ............................(AUD)        290,000         205,412
Republic of Argentina 11.00% 2006 ......         25,000          27,813
Republic of Columbia 7.25% 2004 ........         33,000          31,521
Republic of Columbia 7.63% 2007 ........         17,000          16,022
Republic of Lithuania 7.13% 2002* ......         19,000          18,620
                                                          -------------
                                                                299,388
                                                          -------------

REAL ESTATE -- 0.4%
REAL ESTATE COMPANIES -- 0.2%
Post Apartment Homes LP 7.02% 2001 .....         60,000          61,045

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Equity Office Properties Operating LP
  6.38% 2003* ..........................         60,000          59,399
                                                          -------------
                                                                120,444
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 14.9%
U.S. GOVERNMENT & AGENCIES -- 14.9%
Federal Home Loan Mortgage Corp. 6.00%
  2006 .................................  $      20,000   $      19,868
Federal Home Loan Mortgage Corp. 6.50%
  2022 .................................         38,000          38,190
Federal Home Loan Mortgage Corp. 6.50%
  2023 .................................         10,000           9,962
Federal Home Loan Mortgage Corp. 6.55%
  2022 .................................         32,000          32,370
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................        105,000         106,241
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................         12,000          12,446
Federal Home Loan Mortgage Corp. 7.50%
  2023 .................................         17,552          18,002
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................         25,434          26,579
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................         31,741          33,496
Federal National Mortgage Association
  5.65% 2005 ...........................         15,000          14,914
Federal National Mortgage Association
  5.75% 2008 ...........................        230,000         225,455
Federal National Mortgage Association
  7.00% 2006 ...........................          8,201           8,223
Federal National Mortgage Association
  7.39% 2021 ...........................         27,948          28,894
Federal National Mortgage Association
  9.35% 2020 ...........................          3,434           3,449
Government National Mortgage Association
  7.00% 2022 ...........................         16,709          16,923
Government National Mortgage Association
  7.25% 2027 ...........................        123,017         125,208
Government National Mortgage Association
  7.50% 2023 ...........................         40,458          41,570
Government National Mortgage Association
  8.50% 2017 ...........................         36,706          39,287
Government National Mortgage Association
  9.00% 2021 ...........................         14,256          15,422
United States Treasury Bonds 6.38%
  2027 .................................         20,000          21,125
United States Treasury Bonds 6.63%
  2027 .................................         90,000          97,650
United States Treasury Bonds 7.13%
  2023 .................................        150,000         171,188
United States Treasury Bonds 7.50%
  2016 .................................         70,000          81,626
United States Treasury Bonds 8.13%
  2021 .................................         55,000          69,274
United States Treasury Bonds 8.50%
  2020 .................................        124,000         161,103
United States Treasury Bonds 11.88%
  2003 .................................        350,000         451,938
United States Treasury Bonds 12.00%
  2013 .................................        700,000       1,028,237
United States Treasury Notes 5.38%
  2001 .................................        100,000          99,406
United States Treasury Notes 5.50%
  2008 .................................        200,000         197,562
United States Treasury Notes 5.88%
  2000 .................................        245,000         246,149
United States Treasury Notes 6.25%
  2002 .................................        225,000         229,781
United States Treasury Notes 6.25%
  2007 .................................        185,000         191,388
United States Treasury Notes 6.63%
  2001 .................................        290,000         298,384
United States Treasury Notes 6.63%
  2002 .................................         50,000          51,664
United States Treasury Notes 6.63%
  2007 .................................         25,000          26,539
United States Treasury Notes 7.25%
  2004 .................................        285,000         307,578
United States Treasury Notes 8.50%
  2000 .................................        280,000         299,295
                                                          -------------
                                                              4,846,386
                                                          -------------

UTILITIES -- 0.5%
ELECTRIC UTILITIES -- 0.4%
Atlantic City Electric Co. 6.38%
  2005 .................................         20,000          20,251
Cleveland Electric Illuminating Co.
  7.19% 2000* ..........................         15,000          15,226
Empresa Nacional de Electricidad SA
  7.33% 2037 ...........................         25,000          24,921
Public Service Electric & Gas Co. 8.88%
  2003 .................................         11,000          12,305
UtiliCorp United, Inc. 6.88% 2004 ......         40,000          41,231

GAS & PIPELINE UTILITIES -- 0.1%
KN Energy, Inc. 6.65% 2005 .............         35,000          35,073

----------------
14

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.0%
WorldCom, Inc. 7.55% 2004 ..............  $      15,000   $      15,798
                                                          -------------
                                                                164,805
                                                          -------------
TOTAL BONDS & NOTES (cost $7,555,530)...                      7,676,539
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
  $27,222,816)..........................                     30,631,533
                                                          -------------

SHORT-TERM SECURITIES -- 0.3%
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.1%
Chase Manhattan Corp. 8.77% due
  2/19/99 ..............................         30,000          30,692
                                                          -------------

FOREIGN SHORT-TERM NOTES -- 0.2%
New Zealand Treasury Bill zero coupon
  due 12/16/98 ....................(NZD)        150,000          78,069
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
  $110,260).............................                        108,761
                                                          -------------

REPURCHASE AGREEMENTS -- 7.7%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.7%
PaineWebber, Inc. Joint Repurchase
  Agreement (Note 3)....................      2,153,000       2,153,000
Swiss Bank Corp. Joint Repurchase
  Agreement (Note 3)....................        350,000         350,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
  $2,503,000)...........................                      2,503,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $29,836,076)                            102.3%         33,243,294
Liabilities in excess of other assets --         (2.3)           (762,733)
                                                -----       -------------
NET ASSETS --                                   100.0%      $  32,480,561
                                                -----       -------------
                                                -----       -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; see Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------
                                                                GROSS
     CONTRACT               IN              DELIVERY          UNREALIZED
    TO DELIVER         EXCHANGE FOR           DATE           APPRECIATION
--------------------------------------------------------------------------
AUD       309,000         USD  206,063         04/28/98     $       1,599
*DEM      110,000         USD   61,312         04/28/98             1,736
FIM       300,000         USD   54,718         07/31/98               913
FIM       200,000         USD   36,308         07/31/98               439
FIM       770,000         USD  139,493         07/31/98             1,395
FIM       380,000         USD   69,834         08/07/98             1,656
ITL    45,000,000         USD   25,378         05/06/98               690
ITL    14,000,000         USD    7,821         05/06/98               140
ITL    14,000,000         USD    7,785         05/06/98               104
ITL   105,000,000         USD   58,761         05/06/98             1,157
ITL   111,000,000         USD   61,696         08/07/98               678
ITL    91,000,000         USD   51,146         08/07/98             1,122
ITL    34,500,000         USD   19,235         08/07/98               271
NLG        97,000         USD   47,271         07/02/98               487
NLG        25,000         USD   12,348         07/31/98               271
NLG       153,000         USD   75,683         08/07/98             1,741
*SEK       64,000         USD    8,073         08/07/98                37
*USD        5,598         SEK   45,000         08/07/98                52
*USD        3,737         SEK   30,000         08/07/98                29
                                                                  -------
                                                                   14,517
                                                                  -------


                                                                GROSS
                                                              UNREALIZED
                                                             DEPRECIATION
--------------------------------------------------------------------------
GBP         8,500         USD   13,862         05/06/98              (340)
GBP        10,000         USD   16,387         05/06/98              (321)
GBP         6,000         USD    9,856         05/06/98              (170)
GBP        11,000         USD   17,856         08/07/98              (444)
GBP        26,500         USD   43,382         08/07/98              (707)
*SEK       11,000         USD    1,375         08/07/98                (6)
USD         6,668       ITL 12,000,000         05/06/98               (84)
USD         7,335          NLG  15,000         08/07/98               (86)
USD        31,799          NLG  65,000         08/07/98              (386)
USD        14,689          NLG  30,000         08/07/98              (190)
*USD       61,274          DEM 110,000         04/28/98            (1,697)
                                                                  -------
                                                                   (4,431)
                                                                  -------
Net Unrealized Appreciation............................     $      10,086
                                                                  -------
                                                                  -------

------------
* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

----------------
16

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 56.5%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.8%
APPAREL & TEXTILES -- 0.4%
Oakley, Inc.+ ..........................          5,100   $      58,969
R.P.M., Inc. ...........................          1,625          28,945
Sola International, Inc.+ ..............            800          33,150

AUTOMOTIVE -- 0.5%
Federal-Mogul Corp. ....................          1,965         104,513
Ford Motor Co. .........................            700          45,369

HOUSING -- 0.0%
Krause's Furniture, Inc.+ ..............          3,600          13,500

RETAIL -- 1.9%
Abercrombie & Fitch Co., Class A+ ......          1,100          46,269
Costco Cos., Inc.+ .....................          1,750          93,406
CVS Corp. ..............................            400          30,200
Cybershop International, Inc.+ .........          1,150          10,781
Duane Reade, Inc.+ .....................          4,654         118,968
Federated Department Stores, Inc.+ .....            700          36,269
Gap, Inc. ..............................            750          33,750
Office Depot, Inc.+ ....................          1,900          59,137
Pacific Sunwear of California+ .........            500          20,750
Sunglass Hut International, Inc.+ ......          7,500          78,750
U.S. Vision, Inc.+ .....................          3,000          30,750
Wal-Mart Stores, Inc. ..................            800          40,650
Woolworth Corp.+ .......................          1,000          25,000
                                                          -------------
                                                                909,126
                                                          -------------

CONSUMER STAPLES -- 1.1%
FOOD, BEVERAGE & TOBACCO -- 0.6%
DEKALB Genetics Corp., Class B .........          1,270          84,931
Flowers Industries, Inc. ...............          1,000          23,437
Philip Morris Cos., Inc. ...............          1,200          50,025
RJR Nabisco Holdings Corp. .............            700          21,919
UST, Inc. ..............................            600          19,350

HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co. ..................            700          60,638
Gillette Co. ...........................            400          47,475
Procter & Gamble Co. ...................            600          50,625
                                                          -------------
                                                                358,400
                                                          -------------

ENERGY -- 1.3%
ENERGY SERVICES -- 0.3%
Baker Hughes, Inc. .....................            600          24,150
Friede Goldman International, Inc.+ ....            900          25,987

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Schlumberger Ltd. ......................            300   $      22,725
Smedvig ASA, Class B....................            557          11,177
Transocean Offshore, Inc. ..............            500          25,719

ENERGY SOURCES -- 1.0%
Exxon Corp. ............................            800          54,100
Global Marine, Inc.+ ...................            750          18,563
Mobil Corp. ............................            400          30,650
Nabors Industries, Inc.+ ...............            750          17,766
Noble Affiliates, Inc. .................            800          33,300
Ocean Rig ASA+ .........................         41,561          42,517
Royal Dutch Petroleum Co. ..............            600          34,087
Smith International, Inc.+ .............          1,135          62,496
Texaco, Inc. ...........................            700          42,175
                                                          -------------
                                                                445,412
                                                          -------------

FINANCE -- 8.3%
BANKS -- 3.7%
Ambanc Holding Co., Inc. ...............            230           4,370
Astoria Financial Corp. ................            165          10,199
Banca Commerciale Italiana + ...........         28,186         140,621
Bank of New York Co., Inc. .............          1,520          95,475
BankAmerica Corp. ......................          1,600         132,200
BankBoston Corp. .......................            300          33,075
Chase Manhattan Corp. ..................            300          40,462
Citicorp................................            250          35,500
First American Corp. ...................          1,200          58,800
First Chicago NBD Corp. ................            600          52,875
First Defiance Financial Corp. .........            675          10,294
First Union Corp. ......................            700          39,725
Golden State Bancorp, Inc.+ ............          1,500          57,281
Hibernia Corp., Class A.................          2,800          57,575
Klamath First Bancorp, Inc. ............            505          11,615
Mellon Bank Corp. ......................            400          25,400
North Central Bancshares, Inc. .........             90           2,003
PNC Bank Corp. .........................          1,800         107,887
Provident Financial Holdings, Inc.+ ....            375           8,813
Queens County Bancorp, Inc. ............            287          12,628
Sovereign Bancorp, Inc. ................          3,000          54,562
Star Banc Corp. ........................            895          52,917
Summit Bancorp. ........................          1,100          55,069
TF Financial Corp. .....................             65           1,820
U.S. Bancorp............................            755          94,186

FINANCIAL SERVICES -- 2.8%
American Express Co. ...................            600          55,087
Associates First Capital Corp., Class
 A......................................          2,075         163,925
Beneficial Corp. .......................            355          44,131
Charles Schwab Corp. ...................          1,455          55,290
CIT Group, Inc., Class A+ ..............          1,300          42,413
ContiFinancial Corp.+ ..................            800          24,400

----------------
18

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Federal Agricultural Mortgage Corp.,
 Class C+ ..............................            700   $      39,200
Federal National Mortgage Association...            600          37,950
FirstSpartan Financial Corp. ...........            185           8,348
Healthcare Financial Partners, Inc.+ ...          1,200          56,850
Household International, Inc. ..........            865         119,154
Jefferies Group, Inc. ..................            200          11,300
Legg Mason, Inc. .......................            500          29,656
Lehman Brothers Holdings, Inc. .........            500          37,438
SLM Holding Corp. ......................          2,015          87,904
T&W Financial Corp.+ ...................          2,000          57,500
Waddell & Reed Financial, Inc., Class
 A+ ....................................          1,050          27,300

INSURANCE -- 1.8%
Aetna, Inc. ............................            300          25,031
Allstate Corp. .........................            300          27,581
Chubb Corp. ............................            300          23,513
Conseco, Inc. ..........................            800          45,300
Reliance Group Holdings, Inc. ..........          4,000          76,500
Stirling Cooke Brown Holdings Ltd. .....            500          13,250
Swiss Life Insurance & Pension Co. .....             78          65,951
The Hartford Financial Services Group,
 Inc. ..................................            400          43,400
UICI+ ..................................          1,690          58,411
UNUM Corp. .............................          4,033         222,571
                                                          -------------
                                                              2,694,706
                                                          -------------

HEALTHCARE -- 7.5%
DRUGS -- 4.3%
Abbott Laboratories, Inc. ..............            400          30,125
Alkermes, Inc.+ ........................          2,000          49,750
Alza Corp.+ ............................          2,220          99,484
Bristol-Myers Squibb Co.................            700          73,019
Centocor, Inc.+ ........................            500          22,313
Eli Lilly & Co. ........................          2,185         130,281
ICN Pharmaceuticals, Inc. ..............          1,400          68,950
Inhale Therapeutic Systems..............          1,000          27,125
Merck & Co., Inc. ......................            500          64,187
Pfizer, Inc. ...........................          2,690         268,159
Sepracor, Inc.+ ........................          1,000          42,625
Smithkline Beecham PLC..................          8,569         107,942
Warner-Lambert Co. .....................          2,460         418,969

HEALTH SERVICES -- 1.6%
Advance Paradigm, Inc.+ ................          1,500          59,437
Assisted Living Concepts, Inc.+ ........          1,000          21,625
Boron, LePore & Associates, Inc.+ ......          1,700          56,313
Columbia/HCA Healthcare Corp. ..........          1,400          45,150
Novoste Corp.+ .........................          2,200          57,063
Omnicare, Inc. .........................          3,962         156,994
Sunrise Assisted Living, Inc.+ .........          1,000          44,750
Tenet Healthcare Corp.+ ................          1,100          39,944
United Healthcare Corp. ................            300          19,425

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Vision Twenty-One, Inc.+ ...............          1,900   $      22,325

MEDICAL PRODUCTS -- 1.6%
Arterial Vascular Engineering, Inc.+ ...          2,000          73,250
Baxter International, Inc. .............            500          27,563
Cardinal Health, Inc. ..................            550          48,503
Cytyc Corp.+ ...........................          2,500          62,500
Endocardial Solutions, Inc.+ ...........            500           7,000
Johnson & Johnson ......................            600          43,987
Medaphis Corp.+ ........................          5,500          57,406
Respironics, Inc.+ .....................          3,000          86,812
Sofamor Danek Group, Inc.+ .............          1,480         126,170
                                                          -------------
                                                              2,459,146
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 6.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            700          36,488

BUSINESS SERVICES -- 4.4%
Aavid Thermal Technologies, Inc.+ ......          3,900         120,412
Billing Concepts Corp.+ ................            200           5,188
Cultural Access Worldwide, Inc.+ .......         10,000         158,750
D.R. Horton, Inc. ......................          1,500          31,875
Delta & Pine Land Co. ..................          2,595         134,940
DSET Corp.+ ............................          3,000          56,062
Gartner Group, Inc., Class A+ ..........            700          26,163
GTECH Holdings Corp.+ ..................            400          15,550
Ha-Lo Industries, Inc.+ ................          3,900         136,256
Metro One Telecommunications, Inc.+ ....          5,400          64,125
NCO Group, Inc.+ .......................          1,000          25,000
Network Appliance, Inc. ................          1,700          60,350
Owens-Illinois, Inc.+ ..................            500          21,625
Positron Fiber Systems Corp., Class
 A+ ....................................          9,200          70,725
PSINet, Inc.+ ..........................          5,700          63,412
Ryland Group, Inc. .....................          1,000          27,625
Sealed Air Corp.+ ......................          1,745         114,297
Service Corp. International.............            900          38,194
Sysco Corp. ............................            800          20,500
Toll Brothers, Inc.+ ...................          1,500          42,188
Tomra Systems ASA ......................            417          11,048
Transition Systems, Inc.+ ..............          2,900          59,087
Unisys Corp.+ ..........................          4,000          76,000
USA Waste Services, Inc.+ ..............          1,000          44,563

ELECTRICAL EQUIPMENT -- 0.4%
Aeroflex, Inc.+ ........................          4,200          55,650
North American Scientific, Inc.+ .......          2,000          72,000

MACHINERY -- 0.2%
EVI, Inc.+ .............................          1,000          46,312
Varco International, Inc.+ .............            750          19,313

----------------
20

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 1.4%
Corning, Inc. ..........................            800   $      35,400
Raision Tehtaat Oy......................          1,242         178,299
Republic Industries, Inc.+ .............          1,100          28,394
Siebe PLC...............................          3,995          87,207
Tyco International Ltd..................          2,040         111,435

TRANSPORTATION -- 0.4%
Atlas Air, Inc.+ .......................          1,500          48,843
Burlington Northern Santa Fe Corp. .....            400          41,600
Comair Holdings, Inc. ..................            900          23,850
Trans World Airlines, Inc. +............          2,300          28,319
                                                          -------------
                                                              2,237,045
                                                          -------------

INFORMATION & ENTERTAINMENT -- 4.5%
BROADCASTING & MEDIA -- 3.6%
CBS Corp. ..............................          4,520         153,397
Chancellor Media Corp.+ ................          3,845         176,389
Cinar Films, Inc., Class B+ ............          1,000          42,625
Clear Channel Communications, Inc.+ ....            400          39,200
DoubleClick, Inc.+ .....................          1,800          63,225
Forrester Research, Inc.+ ..............            500          17,750
Jacor Communications, Inc.+ ............          1,000          59,000
Lamar Advertising Co., Class A+ ........          1,868          65,363
Outdoor Systems, Inc.+ .................          2,118          74,262
The Petersen Companies, Inc., Class
 A+ ....................................          2,000          50,000
Time Warner, Inc. ......................          5,342         384,624
Univision Communications, Inc., Class
 A+ ....................................          1,250          46,563

ENTERTAINMENT PRODUCTS -- 0.2%
Hasbro, Inc. ...........................            700          24,719
Mattel, Inc. ...........................            800          31,700

LEISURE & TOURISM -- 0.7%
Hilton Hotels Corp. ....................            800          25,500
McDonald's Corp. .......................            700          42,000
Outback Steakhouse, Inc.+ ..............          1,800          70,425
Primadonna Resorts, Inc.+ ..............          5,300          83,475
                                                          -------------
                                                              1,450,217
                                                          -------------

INFORMATION TECHNOLOGY -- 19.4%
COMMUNICATION EQUIPMENT -- 1.6%
CIENA Corp.+ ...........................          1,070          45,609
Lucent Technologies, Inc. ..............            900         115,087
Nokia Corp., Class A ADR................          2,165         233,685
Tellabs, Inc.+ .........................            500          33,563
U.S. West Media Group + ................          2,310          80,272

COMPUTERS & BUSINESS EQUIPMENT -- 1.6%
Computer Sciences Corp. ................            600          33,000
Dell Computer Corp.+ ...................          1,370          92,817
EMC Corp.+ .............................          2,460          93,019

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS
 EQUIPMENT (CONTINUED)
HBO & Co. ..............................          3,005   $     181,427
Hewlett-Packard Co. ....................            600          38,025
Honeywell, Inc. ........................            400          33,075
International Business Machines
 Corp. .................................            400          41,550

ELECTRONICS -- 3.3%
Analog Devices, Inc.+ ..................          7,305         242,891
Applied Materials, Inc.+ ...............            900          31,781
ASM Lithography Holdings NV+ ...........          2,205         203,825
ATMI, Inc.+ ............................          1,900          57,475
Emerson Electric Co. ...................            700          45,631
General Electric Co. ...................            900          77,569
Hubbell, Inc., Class B..................            500          25,188
Intel Corp. ............................            400          31,225
Lam Research Corp.+ ....................            600          11,250
Maxim Integrated Products, Inc.+ .......          1,550          56,478
Molex, Inc., Class A....................          1,000          26,813
Motorola, Inc. .........................            500          30,312
Pittway Corp., Class A .................          2,745         197,640
Vitesse Semiconductor Corp.+ ...........            945          44,563

SOFTWARE -- 9.5%
America Online, Inc.+ ..................          5,362         366,292
Applied Voice Technology, Inc.+ ........          1,000          39,000
Aspen Technology, Inc.+ ................          3,800         156,750
At Home Corp., Series A+ ...............          2,675          90,448
Cadence Design Systems, Inc.+ ..........          5,055         175,029
Caere Corp.+ ...........................          5,000          54,375
Cambridge Technology Partners, Inc.+ ...            800          39,650
Cisco Systems, Inc.+ ...................          4,365         298,457
Computer Associates International,
 Inc. ..................................            800          46,200
Computer Task Group, Inc. ..............          1,000          41,188
Compuware Corp.+ .......................          1,000          49,375
CrossKeys Systems Corp.+ ...............          1,000          11,250
Intuit, Inc.+ ..........................          1,375          66,516
ISS Group, Inc.+ .......................            500          19,438
J.D. Edwards & Co.+ ....................          3,400         111,137
Keane, Inc.+ ...........................          1,100          62,150
Microsoft Corp.+ .......................          5,015         448,842
MindSpring Enterprises, Inc.+ ..........          1,000          64,250
Oracle Corp.+ ..........................            900          28,406
Parametric Technology Corp.+ ...........         13,075         435,561
Pegrine Systems, Inc.+ .................          3,200          61,200
PeopleSoft, Inc.+ ......................          2,260         119,074
Reynolds & Reynolds Co., Class A........            800          17,500
Sapient Corp.+ .........................          1,310          62,061
Segue Software, Inc.+ ..................            700           9,100
Sterling Commerce, Inc.+ ...............          1,300          60,287
Storage Technology Corp.+ ..............            750          57,047
VERITAS Software Corp.+ ................            870          51,439
VocalTec Communications Ltd.+ ..........            900          18,450
Wind River Systems+ ....................          1,320          52,470

----------------
22

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 3.4%
Alltel Corp. ...........................          1,000   $      43,688
Clearnet Communications, Inc., Class
 A .....................................          4,000          56,750
Comcast Corp., Class A+ ................          7,460         263,431
Frontier Corp. .........................          1,700          55,356
GST Telecommunications, Inc+ ...........          3,700          55,731
Intermedia Communications, Inc.+ .......            700          55,737
IWL Communications, Inc. ...............          1,000          17,875
Pacific Gateway Exchange, Inc.+ ........          1,200          68,700
RELTEC Corp.+ ..........................            250           8,859
Saville Systems PLC ADR+ ...............            500          25,625
Star Telecommunications, Inc.+ .........            900          50,063
STARTEC Global Communications Corp.+ ...          2,400          60,000
Tele-Communications, Inc., Series A+ ...          9,127         283,793
Teleport Communications Group Inc.,
 Class A+ ..............................          1,200          70,500
                                                          -------------
                                                              6,332,820
                                                          -------------

MATERIALS -- 2.1%
CHEMICALS -- 1.8%
Cabot Corp. ............................          1,700          62,687
du Pont (E.I.) de Nemours & Co. ........            700          47,600
Monsanto Co. ...........................          7,680         399,360
Solutia, Inc. ..........................          2,325          69,169

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co.+ ..............            500           3,625
Boise Cascade Corp. ....................          1,400          50,487
Sonoco Products Co. ....................            300          12,019

METALS & MINERALS -- 0.1%
EASCO, Inc. ............................          1,000          15,250
Martin Marietta Materials, Inc. ........            600          25,913
                                                          -------------
                                                                686,110
                                                          -------------

REAL ESTATE -- 0.2%
REAL ESTATE COMPANIES -- 0.0%
The Rouse Co. ..........................            500          15,750

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Crescent Real Estate Equities Co. ......            700          25,200
ElderTrust+ ............................          1,000          17,875
Equity Office Properties Trust..........            300           9,187
                                                          -------------
                                                                 68,012
                                                          -------------

UTILITIES -- 2.4%
ELECTRIC UTILITIES -- 0.2%
Duke Energy Corp. ......................            700          41,694
GPU, Inc. ..............................            900          39,825

GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. ...........            700          40,381
Enron Corp. ............................            700          32,463

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES (CONTINUED)
US Filter Corp.+ .......................            600   $      21,075

TELEPHONE -- 1.9%
Ameritech Corp. ........................            900          44,494
AT&T Corp. .............................            800          52,500
Bell Atlantic Corp. ....................            330          33,825
Century Telephone Enterprises, Inc. ....            950          58,069
Cincinnati Bell, Inc. ..................          1,800          64,125
GTE Corp. ..............................            600          35,925
MCI Communications Corp. ...............            400          19,800
SBC Communications, Inc. ...............          1,200          52,350
Telecom Italia SpA......................         12,331          97,166
Winstar Communications, Inc.+ ..........          1,500          64,125
WorldCom, Inc.+ ........................          2,225          95,814
                                                          -------------
                                                                793,631
                                                          -------------
TOTAL COMMON STOCK (cost $15,811,458)...                     18,434,625
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 37.9%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
RETAIL -- 0.3%
J.C. Penney Co., Inc. 7.40% 2037 .......  $      40,000          43,157
Fred Meyer, Inc. 7.38% 2005.............         40,000          40,113
                                                          -------------
                                                                 83,270
                                                          -------------
CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Panamerican Beverages, Inc. 8.13%
 2003 ..................................         60,000          63,781
                                                          -------------

ENERGY -- 0.3%
ENERGY SOURCES -- 0.3%
Newfield Exploration Co., Series B 7.45%
 2007*..................................         25,000          24,892
Petroleos Mexicano 9.00% 2007...........         47,000          48,116
YPF Sociedad Anonima 8.00% 2004.........         30,000          30,476
                                                          -------------
                                                                103,484
                                                          -------------

FINANCE -- 7.6%
BANKS -- 2.2%
Banc One Corp. 8.00% 2027...............         34,000          38,467
Bank One Columbus 7.38% 2002............         45,000          47,002
Banponce Financial Corp. 6.75% 2001.....         35,000          35,402
Credit National 7.00% 2005..............         30,000          30,017
Export Import Bank of Korea 6.50%
 2006...................................         60,000          51,872
First Chicago NBD Corp. 7.25% 2004......        110,000         115,115
First Republic Bancorp 7.75% 2012.......         45,000          46,107
First Union-Lehman Brothers Commercial
 Mortgage Corp. 6.60% 2029..............        105,000         106,458
Korea Development Bank 7.13% 2001.......         20,000          18,807
NBD Bank SA 8.25% 2024..................         45,000          53,146
NCNB Co. 9.38% 2009.....................         48,000          59,161

----------------
24

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
United States Bancorp 7.50% 2026........  $      95,000   $     103,160

FINANCIAL SERVICES -- 5.2%
Allstate Financing II 7.83% 2045........         44,000          45,046
Asset Securitization Corp. 6.66% 2041
 #......................................         75,000          76,523
Associates Corp. of North America 7.63%
 2004...................................        110,000         117,812
CS First Boston Mortgage Securities
 Corp. 7.24% 2029.......................        100,000         105,125
Dime Capital Trust I, Series A 9.33%
 2027...................................         35,000          39,473
Finova Capital Corp. 6.63% 2001.........        100,000         101,229
Finova Capital Corp., Series C 6.39%
 2002...................................         45,000          45,219
Fleet Mortgage Group, Inc. 6.84% 2003...         50,000          50,845
Ford Motor Credit Company 7.02% 2000....        100,000         102,186
GE Capital Mortgage Services, Inc. 6.25%
 2023...................................         32,050          31,870
Lubermens Mutual Casualty Co. 8.30%
 2037*..................................         70,000          74,446
Morgan Stanley Capital I, Inc. 7.22%
 2007...................................        100,000         105,563
Popular North America, Inc. 6.63%
 2002...................................         50,000          50,718
Private Export Funding Corp. 6.31%
 2004...................................        100,000         102,278
Private Export Funding Corp. 6.62%
 2005...................................        220,000         228,464
Private Export Funding Corp. 7.03%
 2003...................................         45,000          47,385
Private Export Funding Corp. 7.30%
 2002...................................        225,000         236,108
Private Export Funding Corp. 7.90%
 2000...................................         55,000          57,208
US West Capital Funding, Inc. 6.95%
 2037...................................         75,000          78,189

INSURANCE -- 0.2%
Cigna Corp. 7.88% 2027..................         34,000          36,990
Jackson National Life Insurance Co.
 8.15% 2027*............................         40,000          43,944
                                                          -------------
                                                              2,481,335
                                                          -------------

HEALTHCARE -- 0.7%
HEALTH SERVICES -- 0.5%
Allegiance Corp. 7.00% 2026.............        110,000         113,650
Tenet Healthcare Corp. 7.88% 2003.......         40,000          40,600

MEDICAL PRODUCTS -- 0.2%
Beckman Instruments, Inc. 7.10% 2003*...         70,000          70,138
                                                          -------------
                                                                224,388
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.6%
MACHINERY -- 0.2%
Cincinnati Milacron, Inc. 7.88% 2000....         65,000          66,512

TRANSPORTATION -- 0.4%
AMR Corp 10.20% 2020....................         50,000          66,460
Continental Airlines 6.65% 2019.........         75,000          74,581
                                                          -------------
                                                                207,553
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.9%
BROADCASTING & MEDIA -- 0.9%
Comcast Cable Communications 8.50%
 2027...................................         35,000          40,876
News America Holdings, Inc. 8.00%
 2016...................................        110,000         118,536
Scholastic Corp. 7.00% 2003.............         70,000          71,753

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Viacom, Inc. 7.75% 2005.................  $      65,000   $      68,169
                                                          -------------
                                                                299,334
                                                          -------------

INFORMATION TECHNOLOGY -- 0.3%
TELECOMMUNICATIONS -- 0.3%
Tele-Communications, Inc. 7.25% 2005....         50,000          51,170
Tele-Communications, Inc. 9.25% 2002....         35,000          38,306
                                                          -------------
                                                                 89,476
                                                          -------------

MATERIALS -- 0.2%
CHEMICALS -- 0.2%
ICI Wilmington, Inc. 6.95% 2004.........         65,000          66,886
                                                          -------------

MUNICIPAL BONDS -- 0.9%
MUNICIPAL BONDS -- 0.9%
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002..........         85,000          86,455
Huntsville Alabama Solid Waste Disposal
 Authority 5.95% 2003...................         85,000          83,558
Miami Florida Revenue 7.25% 2003........        110,000         115,328
                                                          -------------
                                                                285,341
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 1.7%
FOREIGN GOVERNMENT -- 1.7%
Australian Government 6.75% 2006 .......
 (AUD)                                          530,000         375,409
Republic of Argentina 11.00% 2006.......         50,000          55,625
Republic of Columbia 7.25% 2004.........         49,000          46,803
Republic of Columbia 7.63% 2007.........         33,000          31,103
Republic of Lithuania 7.13% 2002*.......         35,000          34,300
                                                          -------------
                                                                543,240
                                                          -------------

REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.3%
Post Apartment Homes LP 7.02% 2001......        110,000         111,915

REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Equity Office Properties Operating LP
 6.38% 2003*............................        100,000          98,998
                                                          -------------
                                                                210,913
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 22.7%
U.S. GOVERNMENT & AGENCIES -- 22.7%
Federal Home Loan Mortgage Corp. 6.00%
 2006...................................         35,000          34,770
Federal Home Loan Mortgage Corp. 6.50%
 2022...................................        122,000         122,610
Federal Home Loan Mortgage Corp. 6.50%
 2023...................................         20,000          19,925
Federal Home Loan Mortgage Corp. 6.55%
 2022...................................         32,000          32,370
Federal Home Loan Mortgage Corp. 6.75%
 2022...................................        130,000         131,537
Federal Home Loan Mortgage Corp. 7.00%
 2023...................................         25,000          25,930
Federal Home Loan Mortgage Corp. 7.50%
 2023...................................         17,552          18,002
Federal Home Loan Mortgage Corp. 7.75%
 2022...................................         39,741          41,529

----------------
26

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corp. 8.50%
 2019...................................  $      58,948   $      62,206
Federal National Mortgage Association
 5.65% 2005.............................         30,000          29,828
Federal National Mortgage Association
 5.75% 2008.............................        160,000         156,839
Federal National Mortgage Association
 7.00% 2006.............................         16,401          16,447
Federal National Mortgage Association
 7.39% 2021.............................         46,581          48,156
Federal National Mortgage Association
 9.35% 2020.............................          6,868           6,897
Government National Mortgage Association
 7.00% 2022.............................         17,254          17,475
Government National Mortgage Association
 7.00% 2023.............................         17,006          17,219
Government National Mortgage Association
 7.25% 2027.............................        242,569         246,889
Government National Mortgage Association
 7.50% 2024.............................         63,227          64,886
Government National Mortgage Association
 8.50% 2017.............................         67,295          72,026
Government National Mortgage Association
 9.00% 2021.............................         21,098          22,825
United States Treasury Bonds 6.38%
 2027...................................         15,000          15,844
United States Treasury Bonds 6.63%
 2027...................................         90,000          97,650
United States Treasury Bonds 7.13%
 2023...................................        265,000         302,431
United States Treasury Bonds 7.50%
 2016...................................         75,000          87,457
United States Treasury Bonds 8.13%
 2021...................................         75,000          94,465
United States Treasury Bonds 8.50%
 2020...................................        300,000         389,766
United States Treasury Bonds 9.25%
 2016...................................         40,000          54,193
United States Treasury Bonds 11.88%
 2003...................................        625,000         807,031
United States Treasury Bonds 12.00%
 2013...................................      1,200,000       1,762,692
United States Treasury Notes 5.38%
 2001...................................        100,000          99,406
United States Treasury Notes 5.50%
 2008...................................        200,000         197,562
United States Treasury Notes 5.75%
 2002...................................        100,000         100,281
United States Treasury Notes 5.88%
 2000...................................        245,000         246,149
United States Treasury Notes 6.13%
 2007...................................        100,000         102,844
United States Treasury Notes 6.25%
 2002...................................        150,000         153,187
United States Treasury Notes 6.25%
 2007...................................        120,000         124,144
United States Treasury Notes 6.63%
 2001...................................        565,000         581,334
United States Treasury Notes 6.63%
 2002...................................         50,000          51,664
United States Treasury Notes 6.63%
 2007...................................         25,000          26,539
United States Treasury Notes 7.25%
 2004...................................        185,000         199,656
United States Treasury Notes 8.50%
 2000...................................        670,000         716,170
                                                          -------------
                                                              7,398,831
                                                          -------------
UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.6%
Atlantic City Electric Co. 6.38% 2005...         45,000          45,564
Cleveland Electric Illuminating Co.
 7.19% 2000*............................         20,000          20,302
Empresa Nacional de Electricidad SA
 7.33% 2037.............................         45,000          44,857
Public Service Electric & Gas Co. 8.88%
 2003...................................         21,000          23,492
UtiliCorp United, Inc. 6.88% 2004.......         70,000          72,154
GAS & PIPELINE UTILITIES -- 0.2%
KN Energy, Inc. 6.65% 2005..............         65,000          65,134
TELEPHONE -- 0.1%
Worldcom, Inc. 7.55% 2004...............         35,000          36,863
                                                          -------------
                                                                308,366
                                                          -------------
TOTAL BONDS & NOTES (cost
 $12,152,576)...........................                     12,366,198
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
 $27,964,034)...........................                     30,800,823
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
SHORT-TERM SECURITIES -- 0.6%                AMOUNT           VALUE
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Chase Manhattan Corp. 8.77% due
 2/19/99................................  $      50,000   $      51,153
                                                          -------------

FOREIGN SHORT-TERM NOTES -- 0.4%
New Zealand Treasury Bill zero coupon
 due 12/16/98 .................... (NZD)        270,000         140,525
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
 $194,381)..............................                        191,678
                                                          -------------


REPURCHASE AGREEMENTS -- 6.9%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.9%
PaineWebber, Inc. Joint Repurchase
 Agreement (Note 3) ....................      1,566,000       1,566,000
Swiss Bank Corp. Joint Repurchase
 Agreement (Note 3) ....................        675,000         675,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
 $2,241,000)............................                      2,241,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $30,399,415)                          101.9%         33,233,501
Liabilities in excess of other assets --       (1.9)           (611,337)
                                           ---------      -------------
NET ASSETS --                                 100.0%      $  32,622,164
                                           ---------      -------------
                                           ---------      -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyer
#  Fair valued security; see Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

----------------
28

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------
                                                 GROSS
    CONTRACT             IN        DELIVERY    UNREALIZED
   TO DELIVER       EXCHANGE FOR     DATE     APPRECIATION
-----------------------------------------------------------
AUD      565,000    USD   376,782  04/28/98    $  2,924
*DEM     193,000    USD   107,575  04/28/98       3,045
FIM      200,000    USD    36,478  07/31/98         609
FIM      145,000    USD    26,323  07/31/98         318
FIM      555,000    USD   100,543  07/31/98       1,006
FIM      280,000    USD    51,457  08/07/98       1,221
ITL   35,000,000    USD    19,738  05/06/98         537
ITL    8,000,000    USD     4,469  05/06/98          80
ITL   11,000,000    USD     6,117  05/06/98          82
ITL   72,000,000    USD    40,293  05/06/98         793
ITL   80,000,000    USD    44,466  08/07/98         488
ITL   66,000,000    USD    37,095  08/07/98         814
ITL   24,400,000    USD    13,604  08/07/98         191
NLG       65,000    USD    31,676  07/02/98         326
NLG       15,000    USD     7,409  07/31/98         163
NLG      115,000    USD    56,886  08/07/98       1,309
*SEK      47,000    USD     5,928  08/07/98          27
*USD       4,105   SEK     33,000  08/07/98          38
*USD       2,741   SEK     22,000  08/07/98          21
                                                -------
                                                 13,992
                                                -------


                                                 GROSS
                                               UNREALIZED
                                              DEPRECIATION
-----------------------------------------------------------
GBP        6,800    USD    11,090  05/06/98        (272)
GBP        7,000    USD    11,471  05/06/98        (225)
GBP        4,000    USD     6,571  05/06/98        (112)
GBP        8,000    USD    12,986  08/07/98        (323)
GBP       19,200    USD    31,431  08/07/98        (512)
*SEK       8,000    USD     1,000  08/07/98          (5)
USD        6,668   ITL  12,000,000 05/06/98         (84)
USD        5,379    NLG    11,000  08/07/98         (63)
USD       21,525    NLG    44,000  08/07/98        (261)
USD        9,792    NLG    20,000  08/07/98        (127)
*USD     107,507    DEM   193,000  04/28/98      (2,978)
                                                -------
                                                 (4,962)
                                                -------
Net Unrealized Appreciation................    $  9,030
                                                -------
                                                -------

------------
* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME/EQUITY
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 29.9%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.6%
APPAREL & TEXTILES -- 0.3%
Oakley, Inc.+ ..........................          2,500   $      28,906
R.P.M., Inc. ...........................          1,687          30,050
Sola International, Inc.+ ..............            600          24,862

AUTOMOTIVE -- 0.4%
Federal-Mogul Corp. ....................          1,015          53,985
Ford Motor Co. .........................            700          45,369

RETAIL -- 0.9%
Costco Cos., Inc.+ .....................            895          47,771
CVS Corp. ..............................            300          22,650
Duane Reade, Inc.+ .....................          2,327          59,484
Federated Department Stores, Inc.+ .....            800          41,450
Office Depot, Inc.+ ....................          1,000          31,125
Wal-Mart Stores, Inc. ..................            800          40,650
                                                          -------------
                                                                426,302
                                                          -------------

CONSUMER STAPLES -- 1.0%
FOOD, BEVERAGE & TOBACCO -- 0.5%
DEKALB Genetics Corp., Class B .........            650          43,469
Flowers Industries, Inc. ...............          1,000          23,437
Philip Morris Cos., Inc. ...............            800          33,350
RJR Nabisco Holdings Corp. .............            600          18,788
UST, Inc. ..............................            400          12,900

HOUSEHOLD PRODUCTS -- 0.5%
Colgate-Palmolive Co. ..................            500          43,312
Gillette Co. ...........................            400          47,475
Procter & Gamble Co. ...................            400          33,750
                                                          -------------
                                                                256,481
                                                          -------------

ENERGY -- 1.0%
ENERGY SERVICES -- 0.2%
Baker Hughes, Inc. .....................            500          20,125
Schlumberger Ltd. ......................            300          22,725
Smedvig ASA, Class B ...................            279           5,598

ENERGY SOURCES -- 0.8%
Exxon Corp. ............................            500          33,812
Mobil Corp. ............................            400          30,650
Noble Affiliates, Inc. .................            700          29,138
Ocean Rig ASA+ .........................         19,699          20,152
Royal Dutch Petroleum Co. ..............            300          17,044

----------------
30

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Smith International, Inc.+ .............            575   $      31,661
Texaco, Inc. ...........................            600          36,150
                                                          -------------
                                                                247,055
                                                          -------------

FINANCE -- 4.6%
BANKS -- 1.7%
Ambanc Holding Co., Inc. ...............            115           2,185
Astoria Financial Corp. ................             85           5,254
Banca Commerciale Italiana + ...........         14,192          70,804
Bank of New York Co., Inc. .............            775          48,680
BankAmerica Corp. ......................            865          71,471
BankBoston Corp. .......................            200          22,050
Chase Manhattan Corp. ..................            300          40,463
Citicorp ...............................            250          35,500
First Defiance Financial Corp. .........            345           5,261
First Union Corp. ......................            500          28,375
Klamath First Bancorp, Inc. ............            260           5,980
Mellon Bank Corp. ......................            400          25,400
North Central Bancshares, Inc. .........             50           1,112
Provident Financial Holdings, Inc. + ...            190           4,465
Queens County Bancorp, Inc. ............            147           6,468
Star Banc Corp. ........................            455          26,902
TF Financial Corp. .....................             35             980
U.S. Bancorp ...........................            385          48,029

FINANCIAL SERVICES -- 1.7%
American Express Co. ...................            400          36,725
Associates First Capital Corp., Class
 A .....................................          1,070          84,530
Beneficial Corp. .......................            175          21,754
Capital One Financial Corp. ............          1,000          78,875
Charles Schwab Corp. ...................            750          28,500
CIT Group, Inc., Class A+ ..............          1,200          39,150
ContiFinancial Corp.+ ..................            700          21,350
Federal National Mortgage
 Association ...........................            400          25,300
FirstSpartan Financial Corp. ...........             95           4,287
Household International, Inc. ..........            440          60,610
SLM Holding Corp. ......................          1,027          44,803

INSURANCE -- 1.2%
Aetna, Inc. ............................            400          33,375
Allstate Corp. .........................            300          27,581
Chubb Corp. ............................            300          23,513
Conseco, Inc. ..........................            500          28,313
Swiss Life Insurance & Pension Co. .....             20          16,910
The Hartford Financial Services Group,
 Inc. ..................................            300          32,550
UICI+ ..................................            750          25,922
UNUM Corp. .............................          2,085         115,066
                                                          -------------
                                                              1,198,493
                                                          -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE -- 3.8%
DRUGS -- 2.6%
Abbott Laboratories, Inc. ..............            400   $      30,125
Alza Corp.+ ............................          1,140          51,086
Bristol-Myers Squibb Co. ...............            500          52,156
Eli Lilly & Co. ........................          1,265          75,426
Merck & Co., Inc. ......................            400          51,350
Pfizer, Inc. ...........................          1,520         151,525
Smithkline Beecham PLC .................          4,378          55,149
Warner-Lambert Co. .....................          1,270         216,297

HEALTH SERVICES -- 0.7%
Columbia/HCA Healthcare Corp. ..........          1,000          32,250
Omnicare, Inc. .........................          2,049          81,192
Tenet Healthcare Corp.+ ................          1,100          39,944
United Healthcare Corp. ................            300          19,425

MEDICAL PRODUCTS -- 0.5%
Baxter International, Inc. .............            400          22,050
Cardinal Health, Inc. ..................            280          24,692
Johnson & Johnson ......................            400          29,325
Sofamor Danek Group, Inc.+ .............            755          64,364
                                                          -------------
                                                                996,356
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 2.3%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            600          31,275

BUSINESS SERVICES -- 1.2%
Cendant Corp.+ .........................          1,000          39,625
Delta & Pine Land Co. ..................          1,310          68,120
Gartner Group, Inc., Class A+ ..........            400          14,950
GTECH Holdings Corp.+ ..................            300          11,663
Owens-Illinois, Inc.+ ..................            500          21,625
Sealed Air Corp.+ ......................            860          56,330
Service Corp. International ............            800          33,950
Sysco Corp. ............................            600          15,375
Tomra Systems ASA ......................            215           5,696
USA Waste Services, Inc.+ ..............            600          26,737

MULTI-INDUSTRY -- 0.9%
Corning, Inc. ..........................            300          13,275
Raision Tehtaat Oy .....................            642          92,164
Republic Industries, Inc.+ .............            900          23,231
Siebe PLC ..............................          1,970          43,003
Tyco International Ltd. ................          1,055          57,630

TRANSPORTATION -- 0.1%
Burlington Northern Santa Fe Corp. .....            300          31,200
                                                          -------------
                                                                585,849
                                                          -------------

----------------
32

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 1.9%
BROADCASTING & MEDIA -- 1.5%
CBS Corp. ..............................          2,335   $      79,244
Chancellor Media Corp.+ ................          1,205          55,279
Lamar Advertising Co., Class A+ ........            951          33,285
Outdoor Systems, Inc.+ .................          1,080          37,868
Time Warner, Inc. ......................          2,757         198,504

ENTERTAINMENT PRODUCTS -- 0.2%
Hasbro, Inc. ...........................            600          21,188
Mattel, Inc. ...........................            600          23,775

LEISURE & TOURISM -- 0.2%
Hilton Hotels Corp. ....................            500          15,937
McDonald's Corp. .......................            500          30,000
                                                          -------------
                                                                495,080
                                                          -------------

INFORMATION TECHNOLOGY -- 10.3%
COMMUNICATION EQUIPMENT -- 1.0%
CIENA Corp.+ ...........................            550          23,444
Lucent Technologies, Inc. ..............            300          38,362
Nokia Corp., Class A ADR ...............          1,120         120,890
Tellabs, Inc.+ .........................            400          26,850
U.S. West Media Group + ................          1,180          41,005

COMPUTERS & BUSINESS EQUIPMENT -- 1.0%
Computer Sciences Corp. ................            400          22,000
Dell Computer Corp.+ ...................            700          47,425
EMC Corp.+ .............................          1,260          47,644
HBO & Co. ..............................          1,020          61,582
Hewlett-Packard Co. ....................            300          19,013
Honeywell, Inc. ........................            400          33,075
International Business Machines
 Corp. .................................            300          31,162

ELECTRONICS -- 2.2%
Analog Devices, Inc.+ ..................          3,740         124,355
Applied Materials, Inc.+ ...............            900          31,781
ASM Lithography Holdings NV+ ...........            625          57,773
Emerson Electric Co. ...................            500          32,594
General Electric Co. ...................            900          77,569
Hubbell, Inc., Class B .................            400          20,150
Intel Corp. ............................            400          31,225
Maxim Integrated Products, Inc.+ .......            790          28,786
Molex, Inc., Class A ...................            900          24,131
Motorola, Inc. .........................            300          18,187
Pittway Corp. ..........................          1,380          99,360
Vitesse Semiconductor Corp.+ ...........            485          22,871

SOFTWARE -- 4.8%
America Online, Inc.+ ..................          2,355         160,876
Aspen Technology, Inc.+ ................          1,950          80,437
At Home Corp., Series A+ ...............          1,275          43,111
Cadence Design Systems, Inc.+ ..........          1,785          61,806
Cisco Systems, Inc.+ ...................          2,517         172,100

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
Computer Associates International,
 Inc. ..................................            800   $      46,200
Intuit, Inc.+ ..........................            705          34,104
Microsoft Corp.+ .......................          2,680         239,860
Oracle Corp.+ ..........................            800          25,250
Parametric Technology Corp.+ ...........          6,690         222,861
PeopleSoft, Inc.+ ......................          1,150          60,591
Reynolds & Reynolds Co., Class A .......            800          17,500
Sapient Corp.+ .........................            650          30,794
VERITAS Software Corp.+ ................            450          26,606
Wind River Systems+ ....................            680          27,030

TELECOMMUNICATIONS -- 1.3%
Comcast Corp., Class A+ ................          3,855         136,130
Frontier Corp. .........................          1,500          48,844
Tele-Communications, Inc., Series A+ ...          4,715         146,607
Teleport Communications Group Inc.,
 Class A+ ..............................            200          11,750
                                                          -------------
                                                              2,673,691
                                                          -------------

MATERIALS -- 1.5%
CHEMICALS -- 1.2%
Cabot Corp. ............................            350          12,906
du Pont (E.I.) de Nemours & Co. ........            800          54,400
Monsanto Co. ...........................          3,965         206,180
Solutia, Inc. ..........................          1,150          34,213

FOREST PRODUCTS -- 0.2%
American Pad & Paper Co.+ ..............            400           2,900
Boise Cascade Corp. ....................          1,200          43,275
Sonoco Products Co. ....................            200           8,013

METALS & MINERALS -- 0.1%
EASCO, Inc. ............................            500           7,625
Martin Marietta Materials, Inc. ........            300          12,956
                                                          -------------
                                                                382,468
                                                          -------------

REAL ESTATE -- 0.2%
REAL ESTATE COMPANIES -- 0.0%
The Rouse Co. ..........................            200           6,300

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Crescent Real Estate Equities Co. ......            500          18,000
ElderTrust+ ............................          1,000          17,875
Equity Office Properties Trust .........            200           6,125
                                                          -------------
                                                                 48,300
                                                          -------------

UTILITIES -- 1.7%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ......................            700          41,694
GPU, Inc. ..............................            800          35,400

----------------
34

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. ...........            500   $      28,844
Enron Corp. ............................            500          23,187
US Filter Corp.+ .......................            600          21,075

TELEPHONE -- 1.1%
Ameritech Corp. ........................            800          39,550
AT&T Corp. .............................            500          32,812
Bell Atlantic Corp. ....................            330          33,825
GTE Corp. ..............................            500          29,938
MCI Communications Corp. ...............            500          24,750
SBC Communications, Inc. ...............            800          34,900
Telecom Italia SpA .....................          6,291          49,572
WorldCom, Inc.+ ........................          1,135          48,876
                                                          -------------
                                                                444,423
                                                          -------------
TOTAL COMMON STOCK (cost $6,415,338)....                      7,754,498
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 61.7%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.4%
RETAIL -- 0.4%
J.C. Penney Co., Inc. 7.40% 2037........  $      50,000          53,946
Fred Meyer, Inc. 7.38% 2005.............         55,000          55,156
                                                          -------------
                                                                109,102
                                                          -------------

CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.3%
Panamerican Beverages, Inc. 8.13%
 2003...................................         70,000          74,411
                                                          -------------

ENERGY -- 0.4%
ENERGY SOURCES -- 0.4%
Newfield Exploration Co., Series B 7.45%
 2007*..................................         20,000          19,913
Petroleos Mexicano 9.00% 2007...........         52,000          53,235
YPF Sociedad Anonima 8.00% 2004.........         40,000          40,635
                                                          -------------
                                                                113,783
                                                          -------------

FINANCE -- 10.8%
BANKS -- 3.3%
Banc One Corp. 8.00% 2027...............         43,000          48,650
Bank One Columbus 7.38% 2002............         40,000          41,780
Banponce Financial Corp. 6.75% 2001.....         50,000          50,574
Credit National 7.00% 2005..............         40,000          40,022
Export Import Bank of Korea 6.50%
 2006...................................         65,000          56,194
First Chicago NBD Corp. 7.25% 2004......        135,000         141,277
First Republic Bancorp 7.75% 2012.......         50,000          51,230
First Union-Lehman Brothers Commercial
 Mortgage Corp. 6.60% 2029..............        130,000         131,806
Korea Development Bank 7.13% 2001.......         35,000          32,912
NBD Bank SA 8.25% 2024..................         50,000          59,051
NCNB Co. 9.38% 2009.....................         68,000          83,811

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
United States Bancorp 7.50% 2026........  $     110,000   $     119,449

FINANCIAL SERVICES -- 7.2%
Allstate Financing II 7.83% 2045 .......         49,000          50,165
Asset Securitization Corp. 6.66% 2041
 # .....................................         80,000          81,625
Associates Corp. of North America 7.63%
 2004...................................        130,000         139,233
CS First Boston Mortgage Securities
 Corp. 7.24% 2029.......................        110,000         115,638
Dime Capital Trust I, Series A 9.33%
 2027...................................         40,000          45,112
Finova Capital Corp. 6.63% 2001.........        125,000         126,536
Finova Capital Corp., Series C 6.39%
 2002...................................         60,000          60,292
Fleet Mortgage Group, Inc. 6.84% 2003...         50,000          50,845
Ford Motor Credit Company 7.02% 2000....        125,000         127,732
GE Capital Mortgage Services, Inc. 6.25%
 2023 ..................................         32,050          31,870
Lubermens Mutual Casualty Co. 8.30%
 2037*..................................         80,000          85,081
Morgan Stanley Capital I, Inc. 7.22%
 2007*..................................        120,000         126,675
Popular North America, Inc. 6.63%
 2002...................................         50,000          50,718
Private Export Funding Corp. 6.31%
 2004...................................        100,000         102,278
Private Export Funding Corp. 6.62%
 2005...................................        160,000         166,155
Private Export Funding Corp. 7.03%
 2003...................................         60,000          63,180
Private Export Funding Corp. 7.30%
 2002...................................        270,000         283,330
Private Export Funding Corp. 7.90%
 2000...................................         75,000          78,011
U.S. West Capital Funding, Inc. 6.95%
 2037...................................         80,000          83,401

INSURANCE -- 0.3%
Cigna Corp. 7.88% 2027..................         37,000          40,253
Jackson National Life Insurance Co.
 8.15% 2027*............................         44,000          48,339
                                                          -------------
                                                              2,813,225
                                                          -------------

HEALTHCARE -- 0.9%
HEALTH SERVICES -- 0.6%
Allegiance Corp. 7.00% 2026.............        105,000         108,484
Tenet Healthcare Corp. 7.88% 2003.......         50,000          50,750

MEDICAL PRODUCTS -- 0.3%
Beckman Instruments, Inc. 7.10% 2003*...         75,000          75,148
                                                          -------------
                                                                234,382
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.9%
MACHINERY -- 0.3%
Cincinnati Milacron, Inc. 7.88% 2000....         75,000          76,745

TRANSPORTATION -- 0.6%
AMR Corp. 9.88% 2020....................         70,000          91,395
Continental Airlines 6.65% 2019.........         70,000          69,608
                                                          -------------
                                                                237,748
                                                          -------------

INFORMATION & ENTERTAINMENT -- 1.4%
BROADCASTING & MEDIA -- 1.4%
Comcast Cable Communications 8.50%
 2027...................................         50,000          58,394
News America Holdings, Inc. 8.00%
 2016...................................        125,000         134,700
Scholastic Corp. 7.00% 2003.............         80,000          82,004

----------------
36

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Viacom, Inc. 7.75% 2005.................  $      80,000   $      83,900
                                                          -------------
                                                                358,998
                                                          -------------

INFORMATION TECHNOLOGY -- 0.4%
TELECOMMUNICATIONS -- 0.4%
Tele-Communications, Inc. 7.25% 2005....         50,000          51,171
Tele-Communications, Inc. 9.25% 2002....         50,000          54,722
                                                          -------------
                                                                105,893
                                                          -------------

MATERIALS -- 0.3%
CHEMICALS -- 0.3%
ICI Wilmington, Inc. 6.95% 2004.........         70,000          72,031
                                                          -------------

MUNICIPAL BONDS -- 1.5%
MUNICIPAL BONDS -- 1.5%
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002..........        135,000         137,311
Huntsville Alabama Solid Waste Disposal
 Authority 5.95% 2003...................        100,000          98,303
Miami Florida Revenue 7.25% 2003........        135,000         141,540
                                                          -------------
                                                                377,154
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 2.5%
FOREIGN GOVERNMENT -- 2.5%
Australian Government 6.75% 2006 .......
 (AUD)                                          625,000         442,699
Republic of Argentina 11.00% 2006.......         55,000          61,188
Republic of Columbia 7.25% 2004.........         73,000          69,727
Republic of Columbia 7.63% 2007.........         25,000          23,563
Republic of Lithuania 7.13% 2002*.......         43,000          42,140
                                                          -------------
                                                                639,317
                                                          -------------

REAL ESTATE -- 1.0%
REAL ESTATE COMPANIES -- 0.5%
Post Apartment Homes LP 7.02% 2001......        130,000         132,263

REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Equity Office Properties Operating LP
 6.38% 2003*............................        120,000         118,798
                                                          -------------
                                                                251,061
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 39.4%
U.S. GOVERNMENT & AGENCIES -- 39.4%
Federal Home Loan Mortgage Corp. 6.00%
 2006...................................         45,000          44,704
Federal Home Loan Mortgage Corp. 6.50%
 2022...................................        100,000         100,500
Federal Home Loan Mortgage Corp. 6.50%
 2023...................................         30,000          29,888
Federal Home Loan Mortgage Corp. 6.75%
 2022...................................         45,000          45,532
Federal Home Loan Mortgage Corp. 7.00%
 2023...................................         32,000          33,190
Federal Home Loan Mortgage Corp. 7.50%
 2023...................................         21,063          21,602
Federal Home Loan Mortgage Corp. 7.75%
 2022...................................         55,637          58,141
Federal Home Loan Mortgage Corp. 8.50%
 2019...................................         63,483          66,991

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal National Mortgage Association
 5.65% 2005.............................  $      45,000   $      44,742
Federal National Mortgage Association
 5.75% 2008.............................        185,000         181,345
Federal National Mortgage Association
 7.00% 2006.............................         20,501          20,559
Federal National Mortgage Association
 7.39% 2021.............................         55,897          57,787
Federal National Mortgage Association
 9.35% 2020.............................          8,776           8,813
Government National Mortgage Association
 7.00% 2022.............................         20,373          20,634
Government National Mortgage Association
 7.00% 2023.............................         18,794          19,029
Government National Mortgage Association
 7.25% 2027.............................        361,379         367,815
Government National Mortgage Association
 7.50% 2022.............................         49,649          51,030
Government National Mortgage Association
 7.50% 2024.............................         20,376          20,910
Government National Mortgage Association
 8.50% 2017.............................         85,650          91,671
Government National Mortgage Association
 9.00% 2021.............................         22,809          24,676
United States Treasury Bonds 6.38%
 2027...................................         50,000          52,813
United States Treasury Bonds 6.63%
 2027...................................        140,000         151,900
United States Treasury Bonds 7.13%
 2023...................................        330,000         376,612
United States Treasury Bonds 7.50%
 2016...................................        110,000         128,270
United States Treasury Bonds 8.13%
 2021...................................        230,000         289,692
United States Treasury Bonds 8.50%
 2020...................................        275,000         357,286
United States Treasury Bonds 9.25%
 2016...................................        160,000         216,774
United States Treasury Bonds 10.75%
 2003...................................        150,000         181,968
United States Treasury Bonds 11.88%
 2003...................................        810,000       1,045,912
United States Treasury Bonds 12.00%
 2013...................................      1,400,000       2,056,474
United States Treasury Notes 5.38%
 2001...................................        200,000         198,812
United States Treasury Notes 5.50%
 2008...................................        600,000         592,686
United States Treasury Notes 5.75%
 2002...................................        250,000         250,703
United States Treasury Notes 5.88%
 2000...................................        375,000         376,759
United States Treasury Notes 6.00%
 2000...................................        100,000         100,844
United States Treasury Notes 6.13%
 2007...................................        150,000         154,266
United States Treasury Notes 6.25%
 2002...................................        250,000         255,312
United States Treasury Notes 6.25%
 2007...................................        300,000         310,359
United States Treasury Notes 6.63%
 2001...................................      1,090,000       1,121,512
United States Treasury Notes 6.63%
 2002...................................        100,000         103,328
United States Treasury Notes 6.63%
 2007...................................         50,000          53,078
United States Treasury Notes 7.25%
 2004...................................        335,000         361,539
United States Treasury Notes 8.50%
 2000...................................        165,000         176,370
                                                          -------------
                                                             10,222,828
                                                          -------------

UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 1.0%
Atlantic City Electric Co. 6.38% 2005...         60,000          60,752
Cleveland Electric Illuminating Co.
 7.19% 2000*............................         30,000          30,452
Empresa Nacional de Electricidad SA
 7.33% 2037.............................         50,000          49,841
Public Service Electric & Gas Co. 8.88%
 2003...................................         35,000          39,153
UtiliCorp United, Inc. 6.88% 2004.......         80,000          82,462

GAS & PIPELINE UTILITIES -- 0.3%
KN Energy, Inc. 6.65% 2005..............         80,000          80,166

----------------
38

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------

TELEPHONE -- 0.2%
WorldCom, Inc. 7.55% 2004...............  $      50,000   $      52,661
                                                          -------------
                                                                395,487
                                                          -------------
TOTAL BONDS & NOTES (cost
 $15,733,777)...........................                     16,005,420
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
 $22,149,115)...........................                     23,759,918
                                                          -------------


SHORT-TERM SECURITIES -- 0.8%
-----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Chase Manhattan Corp. 8.77% due
 2/19/99 ...............................         60,000          61,384
                                                          -------------

FOREIGN SHORT-TERM NOTES -- 0.6%
New Zealand Treasury Bill zero coupon
 due 12/16/98 .................... (NZD)        320,000         166,548
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
 $231,134)..............................                        227,932
                                                          -------------

REPURCHASE AGREEMENTS -- 7.2%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.2%
PaineWebber, Inc. Joint Repurchase
 Agreement (Note 3).....................      1,011,000       1,011,000
Swiss Bank Corp. Joint Repurchase
 Agreement (Note 3) ....................        860,000         860,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
 $1,871,000)............................                      1,871,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $24,251,249)                       99.6%            25,858,850
Other assets less liabilities --            0.4                 97,892
                                         ------            -----------
NET ASSETS --                             100.0%           $25,956,742
                                         ------            -----------
                                         ------            -----------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; see Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------
                                                    GROSS
        CONTRACT           IN         DELIVERY    UNREALIZED
       TO DELIVER     EXCHANGE FOR      DATE     APPRECIATION
--------------------------------------------------------------
AUD       666,000      USD   444,135  04/28/98    $  3,446
*DEM      231,000      USD   128,755  04/28/98       3,645
FIM       100,000      USD    18,239  07/31/98         304
FIM        85,000      USD    15,431  07/31/98         186
FIM       290,000      USD    52,536  07/31/98         525
FIM       115,000      USD    21,134  08/07/98         501
ITL    15,000,000      USD     8,459  05/06/98         230
ITL     5,000,000      USD     2,793  05/06/98          50
ITL     4,000,000      USD     2,224  05/06/98          30
ITL    37,000,000      USD    20,706  05/06/98         408
ITL    38,000,000      USD    21,121  08/07/98         232
ITL    36,000,000      USD    20,234  08/07/98         444
ITL    14,400,000      USD     8,028  08/07/98         113
NLG        38,000      USD    18,518  07/02/98         191
NLG        12,000      USD     5,927  07/31/98         130
NLG        50,000      USD    24,733  08/07/98         569
*SEK       22,000      USD     2,775  08/07/98          13
*USD        1,990     SEK     16,000  08/07/98          18
*USD        1,246     SEK     10,000  08/07/98          10
                                                   -------
                                                    11,045
                                                   -------


                                                    GROSS
                                                  UNREALIZED
                                                 DEPRECIATION
--------------------------------------------------------------
GBP         3,000      USD     4,893  05/06/98        (120)
GBP         3,500      USD     5,735  05/06/98        (112)
GBP         2,000      USD     3,285  05/06/98         (56)
GBP         4,000      USD     6,493  08/07/98        (162)
GBP         9,500      USD    15,552  08/07/98        (253)
*SEK        4,000      USD       500  08/07/98          (2)
USD         2,778    ITL   5,000,000  05/06/98         (35)
USD         2,445      NLG     5,000  08/07/98         (29)
USD        12,230      NLG    25,000  08/07/98        (148)
USD         4,896      NLG    10,000  08/07/98         (63)
*USD      128,675      DEM   231,000  04/28/98      (3,565)
                                                   -------
                                                    (4,545)
                                                   -------
Net Unrealized Appreciation...................    $  6,500
                                                   -------
                                                   -------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

----------------
40

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 16.0%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.0%
APPAREL & TEXTILES -- 0.2%
R.P.M., Inc. .........................................            912   $      16,245
Sola International, Inc.+ ............................            600          24,863

AUTOMOTIVE -- 0.3%
Federal-Mogul Corp. ..................................            325          17,286
Ford Motor Co. .......................................            500          32,406

RETAIL -- 0.5%
Costco Cos., Inc.+ ...................................            285          15,212
CVS Corp. ............................................            100           7,550
Duane Reade, Inc.+ ...................................            761          19,453
Federated Department Stores, Inc.+ ...................            300          15,543
Office Depot, Inc.+ ..................................            400          12,450
Wal-Mart Stores, Inc. ................................            300          15,244
                                                                        -------------
                                                                              176,252
                                                                        -------------

CONSUMER STAPLES -- 0.7%
FOOD, BEVERAGE & TOBACCO -- 0.3%
DEKALB Genetics Corp., Class B .......................            205          13,709
Flowers Industries, Inc. .............................            500          11,719
Philip Morris Cos., Inc. .............................            500          20,844
UST, Inc. ............................................            200           6,450

HOUSEHOLD PRODUCTS -- 0.4%
Colgate-Palmolive Co. ................................            500          43,312
Gillette Co. .........................................            200          23,738
Procter & Gamble Co. .................................            200          16,875
                                                                        -------------
                                                                              136,647
                                                                        -------------

ENERGY -- 0.7%
ENERGY SERVICES -- 0.2%
Baker Hughes, Inc. ...................................            300          12,075
Schlumberger Ltd. ....................................            200          15,150
Smedvig ASA, Class B .................................            100           2,007

ENERGY SOURCES -- 0.5%
Exxon Corp. ..........................................            200          13,525
Mobil Corp. ..........................................            300          22,987
Noble Affiliates, Inc. ...............................            300          12,488
Ocean Rig ASA+ .......................................          6,883           7,041
Smith International, Inc.+ ...........................            191          10,517
Texaco, Inc. .........................................            500          30,125
                                                                        -------------
                                                                              125,915
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE -- 2.6%
BANKS -- 0.8%
Ambanc Holding Co., Inc. .............................             35   $         665
Astoria Financial Corp. ..............................             25           1,545
Banca Commerciale Italiana + .........................          4,634          23,119
Bank of New York Co., Inc. ...........................            250          15,703
BankAmerica Corp. ....................................            380          31,397
Chase Manhattan Corp. ................................            100          13,488
Citicorp .............................................             50           7,100
First Defiance Financial Corp. .......................            110           1,678
First Union Corp. ....................................            200          11,350
Klamath First Bancorp, Inc. ..........................             85           1,955
Mellon Bank Corp. ....................................            200          12,700
North Central Bancshares, Inc. .......................             15             334
Provident Financial Holdings, Inc. +..................             60           1,410
Queens County Bancorp, Inc. ..........................             47           2,068
Star Banc Corp. ......................................            145           8,573
TF Financial Corp. ...................................             10             280
U.S. Bancorp .........................................            125          15,594

FINANCIAL SERVICES -- 1.2%
American Express Co. .................................            500          45,906
Associates First Capital Corp., Class A ..............            340          26,860
Beneficial Corp. .....................................             60           7,459
Capital One Financial Corp. ..........................            500          39,438
Charles Schwab Corp. .................................            242           9,196
CIT Group, Inc., Class A+ ............................            800          26,100
ContiFinancial Corp.+ ................................            500          15,250
Federal National Mortgage Association ................            300          18,975
FirstSpartan Financial Corp. .........................             10             451
Household International, Inc. ........................            110          15,153
SLM Holding ..........................................            330          14,396

INSURANCE -- 0.6%
Aetna, Inc. ..........................................            100           8,344
Allstate Corp. .......................................            100           9,194
Chubb Corp. ..........................................            100           7,837
Conseco, Inc. ........................................            400          22,650
Swiss Life Insurance & Pension Co. ...................              8           6,764
The Hartford Financial Services Group, Inc. ..........            100          10,850
UICI+ ................................................            225           7,776
UNUM Corp. ...........................................            665          36,700
                                                                        -------------
                                                                              478,258
                                                                        -------------

HEALTHCARE -- 1.8%
DRUGS -- 1.1%
Alza Corp.+ ..........................................            365          16,357
Eli Lilly & Co. ......................................            740          44,122
Merck & Co., Inc. ....................................            100          12,838
Pfizer, Inc. .........................................            360          35,887
Smithkline Beecham PLC ...............................          1,403          17,673
Warner-Lambert Co. ...................................            405          68,977

----------------
42

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES -- 0.5%
Columbia/HCA Healthcare Corp. ........................          1,000   $      32,250
Omnicare, Inc. .......................................            652          25,835
Tenet Healthcare Corp.+ ..............................            700          25,419
United Healthcare Corp. ..............................            100           6,475

MEDICAL PRODUCTS -- 0.2%
Cardinal Health, Inc. ................................             90           7,937
Johnson & Johnson ....................................            200          14,663
Sofamor Danek Group, Inc.+ ...........................            240          20,460
                                                                        -------------
                                                                              328,893
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 1.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.0%
Boeing Co. ...........................................            200          10,425

BUSINESS SERVICES -- 0.7%
Cendant Corp.+ .......................................            500          19,812
Delta & Pine Land Co. ................................            430          22,360
GTECH Holdings Corp.+ ................................            200           7,775
Owens-Illinois, Inc.+ ................................            200           8,650
Sealed Air Corp.+ ....................................            285          18,668
Service Corp. International ..........................            100           4,244
Sysco Corp. ..........................................            600          15,375
Tomra Systems ASA+ ...................................             77           2,040
USA Waste Services, Inc.+ ............................            500          22,281

MULTI-INDUSTRY -- 0.4%
Raision Tehtaat Oy ...................................            205          29,430
Republic Industries, Inc.+ ...........................            500          12,906
Siebe PLC ............................................            653          14,254
Tyco International Ltd. ..............................            335          18,299
                                                                        -------------
                                                                              206,519
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 1.0%
BROADCASTING & MEDIA -- 0.7%
CBS Corp. ............................................            745          25,283
Chancellor Media Corp.+ ..............................            385          17,662
Lamar Advertising Co., Class A+ ......................            304          10,640
Outdoor Systems, Inc.+ ...............................            344          12,062
Time Warner, Inc. ....................................            882          63,504

ENTERTAINMENT PRODUCTS -- 0.1%
Hasbro, Inc. .........................................            200           7,063
Mattel, Inc. .........................................            300          11,887

LEISURE & TOURISM -- 0.2%
Hilton Hotels Corp. ..................................            400          12,750
McDonald's Corp. .....................................            300          18,000
                                                                        -------------
                                                                              178,851
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 5.2%
COMMUNICATION EQUIPMENT -- 0.5%
CIENA Corp.+ .........................................            175   $       7,459
Lucent Technologies, Inc. ............................            200          25,575
Nokia Corp., Class A ADR .............................            355          38,318
Tellabs, Inc.+ .......................................            200          13,425
U.S. West Media Group + ..............................            375          13,031

COMPUTERS & BUSINESS EQUIPMENT -- 0.6%
Computer Sciences Corp. ..............................            200          11,000
Dell Computer Corp.+ .................................            225          15,244
EMC Corp.+ ...........................................            405          15,314
HBO & Co. ............................................            325          19,622
Hewlett-Packard Co. ..................................            300          19,012
Honeywell, Inc. ......................................            200          16,537
International Business Machines Corp. ................            100          10,388

ELECTRONICS -- 1.1%
Analog Devices, Inc.+ ................................          1,205          40,066
Applied Materials, Inc.+ .............................            400          14,125
ASM Lithography Holdings NV+ .........................            200          18,487
General Electric Co. .................................            400          34,475
Intel Corp. ..........................................            200          15,613
Maxim Integrated Products, Inc.+ .....................            255           9,292
Molex, Inc., Class A .................................            500          13,406
Motorola, Inc. .......................................            300          18,188
Pittway Corp., Class A ...............................            450          32,400
Vitesse Semiconductor Corp.+ .........................            155           7,309

SOFTWARE -- 2.4%
America Online, Inc.+ ................................            754          51,508
Aspen Technology, Inc.+ ..............................            625          25,781
At Home Corp., Series A+ .............................            425          14,370
Cadence Design Systems, Inc.+ ........................            570          19,736
Cisco Systems, Inc.+ .................................            945          64,615
Computer Associates International, Inc. ..............            300          17,325
Intuit, Inc.+ ........................................            225          10,885
Microsoft Corp.+ .....................................            930          83,235
Oracle Corp.+ ........................................            500          15,781
Parametric Technology Corp.+ .........................          2,150          71,622
PeopleSoft, Inc.+ ....................................            365          19,231
Reynolds & Reynolds Co., Class A .....................            400           8,750
Sapient Corp.+ .......................................            200           9,475
VERITAS Software Corp.+ ..............................            145           8,573
Wind River Systems+ ..................................            219           8,705

TELECOMMUNICATIONS -- 0.6%
Comcast Corp., Class A+ ..............................          1,230          43,434
SBC Communications, Inc. .............................            400          17,450
Tele-Communications, Inc., Series A+ .................          1,503          46,734
Teleport Communications Group Inc., Class A+ .........            100           5,875
                                                                        -------------
                                                                              951,371
                                                                        -------------

----------------
44

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
MATERIALS -- 0.7%
CHEMICALS -- 0.6%
Cabot Corp. ..........................................            115   $       4,240
du Pont (E.I.) de Nemours & Co. ......................            300          20,400
Monsanto Co. .........................................          1,265          65,780
Solutia, Inc. ........................................            385          11,454

FOREST PRODUCTS -- 0.1%
American Pad & Paper Co.+ ............................            200           1,450
Boise Cascade Corp. ..................................            400          14,425
Sonoco Products Co. ..................................            200           8,012

METALS & MINERALS -- 0.0%
Martin Marietta Materials, Inc. ......................            200           8,638
                                                                        -------------
                                                                              134,399
                                                                        -------------

REAL ESTATE -- 0.0%
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
Crescent Real Estate Equities Co. ....................            300          10,800
                                                                        -------------

UTILITIES -- 1.2%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ....................................            413          24,599
GPU, Inc. ............................................            600          26,550

GAS & PIPELINE UTILITIES -- 0.3%
Consolidated Natural Gas Co. .........................            600          34,612
Enron Corp. ..........................................            300          13,913
US Filter Corp.+ .....................................            200           7,025

TELEPHONE -- 0.6%
Ameritech Corp. ......................................            700          34,606
AT&T Corp. ...........................................            200          13,125
GTE Corp. ............................................            300          17,963
MCI Communications Corp. .............................            300          14,850
Telecom Italia SpA ...................................          2,014          15,870
WorldCom, Inc.+ ......................................            364          15,675
                                                                        -------------
                                                                              218,788
                                                                        -------------
TOTAL COMMON STOCK (cost $2,414,759)..................                      2,946,693
                                                                        -------------


                                                          PRINCIPAL
BONDS & NOTES -- 77.2%                                     AMOUNT
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.7%
RETAIL -- 0.7%
J.C. Penney Co., Inc. 7.40% 2037......................  $      60,000          64,736
Fred Meyer Inc. 7.38% 2005............................         55,000          55,156
                                                                        -------------
                                                                              119,892
                                                                        -------------

CONSUMER STAPLES -- 0.5%
FOOD, BEVERAGE & TOBACCO -- 0.5%
Panamerican Beverages, Inc. 8.13% 2003................         80,000          85,041
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
ENERGY -- 0.8%
ENERGY SOURCES -- 0.8%
Newfield Exploration Co., Series B 7.45% 2007*........  $      30,000   $      29,870
Petroleos Mexicano 9.00% 2007.........................         56,000          57,330
YPF Sociedad Anonima 8.00% 2004.......................         60,000          60,952
                                                                        -------------
                                                                              148,152
                                                                        -------------

FINANCE -- 15.5%
BANKS -- 5.1%
Banc One Corp. 8.00% 2027.............................         55,000          62,227
Bank One Columbus 7.38% 2002..........................         40,000          41,780
Banponce Financial Corp. 6.75% 2001...................         65,000          65,747
Credit National 7.00% 2005............................         60,000          60,033
Export Import Bank of Korea 6.50% 2006................         80,000          69,162
First Chicago NBD Corp. 7.25% 2004....................        135,000         141,277
First Republic Bancorp 7.75% 2012.....................         55,000          56,353
First Union-Lehman Brothers Commercial Mortgage Corp
 6.60% 2029...........................................        125,000         126,736
Korea Development Bank 7.13% 2001.....................         30,000          28,210
NBD Bank SA 8.25% 2024................................         55,000          64,956
NCNB Co. 9.38% 2009...................................         80,000          98,602
United States Bancorp 7.50% 2026......................        110,000         119,449

FINANCIAL SERVICES -- 9.9%
Allstate Financing II 7.83% 2045 .....................         53,000          54,260
Asset Securitization Corp. 6.66% 2041# ...............         85,000          86,727
Associates Corp. of North America 7.63% 2004..........        130,000         139,233
CS First Boston Mortgage Securities Corp. 7.24%
 2029.................................................        110,000         115,638
Dime Capital Trust I, Series A 9.33% 2027.............         45,000          50,751
Finova Capital Corp. 6.63% 2001.......................        125,000         126,536
Finova Capital Corp., Series C 6.39% 2002.............         65,000          65,316
Fleet Mortgage Group, Inc. 6.84% 2003.................         50,000          50,845
Ford Motor Credit Company 7.02% 2000..................        125,000         127,733
GE Capital Mortgage Services, Inc. 6.25% 2023 ........         48,076          47,805
Lubermens Mutual Casualty Co. 8.30% 2037*.............         85,000          90,398
Morgan Stanley Capital I, Inc. 7.22% 2007*............        130,000         137,231
Popular North America, Inc. 6.63% 2002................         40,000          40,574
Private Export Funding Corp. 6.31% 2004...............        100,000         102,278
Private Export Funding Corp. 7.03% 2003...............        100,000         105,300
Private Export Funding Corp. 7.30% 2002...............        265,000         278,083
Private Export Funding Corp. 7.90% 2000...............        100,000         104,015
U.S. West Capital Funding, Inc. 6.95% 2037............         90,000          93,827

INSURANCE -- 0.5%
Cigna Corp. 7.88% 2027................................         40,000          43,517
Jackson National Life Insurance Co. 8.15% 2027*.......         49,000          53,832
                                                                        -------------
                                                                            2,848,431
                                                                        -------------
HEALTHCARE -- 1.4%
HEALTH SERVICES -- 1.0%
Allegiance Corp. 7.00% 2026...........................        120,000         123,981
Tenet Healthcare Corp. 7.88% 2003.....................         50,000          50,750

----------------
46

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.4%
Beckman Instruments, Inc. 7.10% 2003*.................  $      75,000   $      75,148
                                                                        -------------
                                                                              249,879
                                                                        -------------
INDUSTRIAL & COMMERCIAL -- 1.2%
MACHINERY -- 0.4%
Cincinnati Milacron, Inc. 7.88% 2000..................         75,000          76,744
TRANSPORTATION -- 0.8%
AMR Corp. 10.20% 2020.................................         50,000          66,460
Continental Airlines 6.65% 2019.......................         75,000          74,581
                                                                        -------------
                                                                              217,785
                                                                        -------------
INFORMATION & ENTERTAINMENT -- 2.2%
BROADCASTING & MEDIA -- 2.2%
Comcast Cable Communications 8.50% 2027...............         80,000          93,431
News America Holdings, Inc. 8.00% 2016................        130,000         140,088
Scholastic Corp. 7.00% 2003...........................         85,000          87,129
Viacom, Inc. 7.75% 2005...............................         80,000          83,900
                                                                        -------------
                                                                              404,548
                                                                        -------------
INFORMATION TECHNOLOGY -- 0.6%
TELECOMMUNICATIONS -- 0.6%
Tele-Communications, Inc. 7.25% 2005..................         40,000          40,936
Tele-Communications, Inc. 9.25% 2002..................         60,000          65,667
                                                                        -------------
                                                                              106,603
                                                                        -------------
MATERIALS -- 0.4%
CHEMICALS -- 0.4%
ICI Wilmington, Inc. 6.95% 2004.......................         80,000          82,322
                                                                        -------------
MUNICIPAL BONDS -- 2.4%
MUNICIPAL BONDS -- 2.4%
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002..................................        200,000         203,424
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003...........................................        105,000         103,218
Miami Florida Revenue 7.25% 2003......................        130,000         136,297
                                                                        -------------
                                                                              442,939
                                                                        -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 3.7%
FOREIGN GOVERNMENT -- 3.7%
Australian Government 6.75% 2006 ............... (AUD)        665,000         471,032
Republic of Argentina 11.00% 2006.....................         60,000          66,750
Republic of Columbia 7.25% 2004.......................         70,000          66,937
Republic of Columbia 7.63% 2007.......................         25,000          23,563
Republic of Lithuania 7.13% 2002*.....................         53,000          51,940
                                                                        -------------
                                                                              680,222
                                                                        -------------

REAL ESTATE -- 1.4%
REAL ESTATE COMPANIES -- 0.7%
Post Apartment Homes LP 7.02% 2001....................        130,000         132,263

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Equity Office Properties Operating LP 6.38% 2003*.....  $     120,000   $     118,798
                                                                        -------------
                                                                              251,061
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 43.8%
U.S. GOVERNMENT & AGENCIES -- 43.8%
Federal Home Loan Mortgage Corp. 6.50% 2022...........         60,000          60,300
Federal Home Loan Mortgage Corp. 6.50% 2023...........         40,000          39,850
Federal Home Loan Mortgage Corp. 7.00% 2023...........         45,000          46,673
Federal Home Loan Mortgage Corp. 7.50% 2023...........         35,104          36,004
Federal Home Loan Mortgage Corp. 7.75% 2022...........         79,482          83,058
Federal Home Loan Mortgage Corp. 8.50% 2019...........         72,552          76,562
Federal National Mortgage Association 5.65% 2005......         60,000          59,656
Federal National Mortgage Association 5.75% 2008......        425,000         416,602
Federal National Mortgage Association 7.00% 2006......         28,702          28,783
Federal National Mortgage Association 7.39% 2021......         55,897          57,787
Federal National Mortgage Association 9.35% 2020......         19,078          19,159
Government National Mortgage Association 7.00% 2023...         58,401          59,131
Government National Mortgage Association 7.25% 2027...        549,494         559,280
Government National Mortgage Association 7.50% 2022...         25,002          25,697
Government National Mortgage Association 7.50% 2023...         84,696          87,024
Government National Mortgage Association 8.50% 2017...         89,316          95,596
Government National Mortgage Association 9.00% 2021...         25,660          27,760
United States Treasury Bonds 6.38% 2027...............         20,000          21,125
United States Treasury Bonds 6.63% 2027...............        110,000         119,350
United States Treasury Bonds 7.13% 2023...............        365,000         416,556
United States Treasury Bonds 7.50% 2016...............        150,000         174,913
United States Treasury Bonds 8.13% 2021...............        220,000         277,097
United States Treasury Bonds 8.50% 2020...............        180,000         233,860
United States Treasury Bonds 9.25% 2016...............        115,000         155,807
United States Treasury Bonds 10.75% 2003..............        170,000         206,230
United States Treasury Bonds 11.88% 2003..............        740,000         955,525
United States Treasury Bonds 12.00% 2013..............      1,220,000       1,792,070
United States Treasury Notes 5.63% 1999...............        160,000         160,026
United States Treasury Notes 5.88% 2000...............        185,000         185,868
United States Treasury Notes 6.13% 2007...............         50,000          51,422
United States Treasury Notes 6.25% 2002...............         40,000          40,850
United States Treasury Notes 6.25% 2007...............        150,000         155,179
United States Treasury Notes 6.63% 2001...............        835,000         859,140
United States Treasury Notes 6.63% 2002...............         65,000          67,163
United States Treasury Notes 6.63% 2007...............         25,000          26,539
United States Treasury Notes 7.25% 2004...............        155,000         167,279
United States Treasury Notes 8.50% 2000...............        195,000         208,437
                                                                        -------------
                                                                            8,053,358
                                                                        -------------

UTILITIES -- 2.6%
ELECTRIC UTILITIES -- 1.7%
Atlantic City Electric Co. 6.38% 2005.................         75,000          75,940
Cleveland Electric Illuminating Co., Series B 7.19%
 2000*................................................         40,000          40,603
Empresa Nacional de Electricidad SA 7.33% 2037........         60,000          59,809

----------------
48

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Public Service Electric & Gas Co. 8.88% 2003..........  $      47,000   $      52,577
UtiliCorp United, Inc. 6.88% 2004.....................         90,000          92,770

GAS & PIPELINE UTILITIES -- 0.4%
KN Energy, Inc. 6.65% 2005............................         80,000          80,165

TELEPHONE -- 0.5%
WorldCom, Inc. 7.55% 2004.............................         80,000          84,259
                                                                        -------------
                                                                              486,123
                                                                        -------------
TOTAL BONDS & NOTES (cost $13,893,743)................                     14,176,356
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $16,308,502)........                     17,123,049
                                                                        -------------


SHORT-TERM SECURITIES -- 1.2%
-------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.3%
Chase Manhattan Corp. 8.77% due 2/19/99...............         60,000          61,384
                                                                        -------------

FOREIGN SHORT-TERM NOTES -- 0.9%
New Zealand Treasury Bill coupon due 12/16/98 ........
 (NZD)                                                        300,000         156,139
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $220,520)...........                        217,523
                                                                        -------------

REPURCHASE AGREEMENTS -- 5.4%
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.4%
PaineWebber, Inc. Joint Repurchase Agreement (Note
 3) ..................................................        256,000         256,000
Swiss Bank Corp. Joint Repurchase Agreement (Note
 3) ..................................................        745,000         745,000
                                                                        -------------
TOTAL REPURCHASE AGREEMENTS (cost $1,001,000).........                      1,001,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $17,530,022)                                       99.8%           18,341,572
Other assets less liabilities --                            0.2                36,211
                                                        -------         -------------
NET ASSETS --                                             100.0%        $  18,377,783
                                                        -------         -------------
                                                        -------         -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; See Note 2
ADR -- American Depository Receipt
AUD -- Australian Dollar
NZD -- New Zealand Dollar

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------
                                                                 GROSS
       CONTRACT             IN               DELIVERY          UNREALIZED
      TO DELIVER       EXCHANGE FOR            DATE           APPRECIATION
---------------------------------------------------------------------------
AUD      709,000         USD   472,811          04/28/98     $       3,669
*DEM     253,000         USD   141,018          04/28/98             3,992
FIM       40,000         USD     7,296          07/31/98               122
FIM       20,000         USD     3,631          07/31/98                44
FIM       85,000         USD    15,398          07/31/98               154
FIM       45,000         USD     8,270          08/07/98               196
ITL    4,000,000         USD     2,256          05/06/98                61
ITL    1,500,000         USD       838          05/06/98                15
ITL    1,500,000         USD       834          05/06/98                11
ITL   12,000,000         USD     6,715          05/06/98               132
ITL   11,000,000         USD     6,114          08/07/98                67
ITL   14,500,000         USD     8,150          08/07/98               179
ITL    4,000,000         USD     2,230          08/07/98                31
NLG       12,000         USD     5,848          07/02/98                60
NLG        3,000         USD     1,482          07/31/98                33
NLG       18,000         USD     8,904          08/07/98               205
*SEK       6,000         USD       757          08/07/98                 4
*USD         622        SEK      5,000          08/07/98                 6
*USD         249        SEK      2,000          08/07/98                 2
                                                                    ------
                                                                     8,983
                                                                    ------


                                                                 GROSS
                                                               UNREALIZED
                                                              DEPRECIATION
---------------------------------------------------------------------------
GBP        1,200         USD     1,957          05/06/98               (48)
GBP        1,200         USD     1,966          05/06/98               (38)
GBP          500         USD       821          05/06/98               (14)
GBP        1,000         USD     1,623          08/07/98               (40)
GBP        3,100         USD     5,075          08/07/98               (83)
*SEK       1,000         USD       125          08/07/98                (1)
USD          833       ITL   1,500,000          05/06/98               (11)
USD        1,222         NLG     2,500          08/07/98               (14)
USD        3,180         NLG     6,500          08/07/98               (38)
USD        2,448         NLG     5,000          08/07/98               (32)
*USD     140,929         DEM   253,000          04/28/98            (3,904)
                                                                    ------
                                                                    (4,223)
                                                                    ------
Net Unrealized Appreciation.............................     $       4,760
                                                                    ------
                                                                    ------

-------------

* Represents fully offsetting forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

AUD -- Australian Dollar    GBP -- Great British Pound  SEK -- Swedish Krona
DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NLG -- Netherlands Guilder

See Notes to Financial Statements

----------------
50

----------------

SEASONS SERIES TRUST
ASSET ALLOCATION:
DIVERSIFIED GROWTH
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 77.0%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.7%
APPAREL & TEXTILES -- 0.2%
Adidas-Salomon AG ....................................            307   $      54,435
Jones Apparel Group, Inc.+ ...........................            700          38,544
Onward Kashiyama Co. Ltd. ............................          3,000          37,155

AUTOMOTIVE -- 2.7%
Bayerische Motoren Werke AG ..........................            138         152,583
Bridgestone Corp. ....................................          2,000          45,337
Chrysler Corp. .......................................         11,500         477,969
Michelin Corp., Class B ..............................          2,360         140,857
Lear Corp.+ ..........................................          8,800         496,100
Renault SA+ ..........................................            838          37,320

HOUSING -- 0.5%
CRH PLC ..............................................         10,202         153,296
Masco Corp. ..........................................          1,400          83,300

RETAIL -- 4.3%
CompUSA, Inc.+ .......................................          1,700          44,200
Costco Cos., Inc.+ ...................................          2,600         138,775
CVS Corp. ............................................          2,700         203,850
Dayton Hudson Corp. ..................................          1,300         114,400
Fred Meyer, Inc.+ ....................................            900          41,569
Home Depot, Inc. .....................................            900          60,694
Ito-Yokado Co. Ltd. ..................................          1,000          54,194
Kmart Corp.+ .........................................         35,700         595,744
Office Max, Inc.+ ....................................         22,100         395,037
Safeway, Inc.+ .......................................          1,800          66,487
TJX Cos., Inc. .......................................          2,000          90,500
Vendex International NV ..............................          1,435          90,851
Wal-Mart Stores, Inc. ................................          3,600         182,925
Walgreen Co. .........................................          2,500          87,969
                                                                        -------------
                                                                            3,884,091
                                                                        -------------

CONSUMER STAPLES -- 5.0%
FOOD, BEVERAGE & TOBACCO -- 3.0%
B.A.T. Industries PLC ................................         13,806         140,632
Coca-Cola Enterprises, Inc. ..........................          2,600          95,388
Goodman Fielder Ltd. .................................          6,571          10,195
Nestle SA ............................................            142         271,332
Quaker Oats Co. ......................................          8,700         498,075
RJR Nabisco Holdings Corp. ...........................         13,700         428,981
Sara Lee Corp. .......................................          1,100          67,788

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS -- 2.0%
Clorox Co. ...........................................          1,200   $     102,825
Colgate-Palmolive Co. ................................          1,000          86,625
Estee Lauder Cos., Inc., Class A .....................            700          47,513
KAO Corp. ............................................          6,000          78,814
Kimberly-Clark Corp. .................................          8,700         436,087
Procter & Gamble Co. .................................          1,900         160,312
Shiseido Co. Ltd. ....................................          3,000          34,453
Unilever PLC .........................................          6,297          59,558
                                                                        -------------
                                                                            2,518,578
                                                                        -------------

ENERGY -- 5.5%
ENERGY SERVICES -- 1.7%
Halliburton Co. ......................................         14,600         732,737
Mobil Corp. ..........................................            600          45,975
VA Technologie AG ....................................            137          21,583
Western Atlas, Inc.+ .................................            500          38,688

ENERGY SOURCES -- 3.8%
Amoco Corp. ..........................................          7,100         613,262
Atlantic Richfield Co. ...............................          7,700         605,412
British Petroleum Co. PLC ............................          7,992         114,989
Burmah Castrol PLC ...................................          6,516         132,857
Elf Aquitaine SA .....................................            977         128,007
ENI SpA ..............................................          7,570          51,574
Exxon Corp. ..........................................          1,500         101,438
Iberdrola SA .........................................          3,022          45,931
Total SA, Class B ....................................          1,281         153,782
                                                                        -------------
                                                                            2,786,235
                                                                        -------------

FINANCE -- 17.1%
BANKS -- 6.7%
ABN Amro Holdings NV .................................          3,900          89,973
Allied Irish Banks ...................................         11,374         139,538
Asahi Bank Ltd. ......................................          1,000           4,091
Banco Comercial Portugues SA+ ........................            877          28,322
Banco Frances del Rio de la Plata+ ...................          2,022          20,223
Bank of Ireland ......................................          7,795         154,095
Bank of Nova Scotia ..................................          4,991         135,444
BankAmerica Corp. ....................................          2,400         198,300
Bankers Trust New York Corp. .........................          4,000         481,250
Banque Nationale de Paris+ ...........................          2,126         165,175
Charter One Financial, Inc. ..........................            200          13,388
Comerica, Inc. .......................................            900          95,231
Commonwealth Bank of Australia .......................          3,842          45,642
Credit Commerce France ...............................            610          50,099
Dao Heng Bank Group Ltd. .............................          7,000          20,687
Deutsche Bank AG+ ....................................          1,543         116,087
Development Bank of Singapore Ltd. ...................          6,600          48,230
Fifth Third Bancorp ..................................            600          51,300
First Chicago NBD Corp. ..............................          1,400         123,375

----------------
52

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Foreningsbanken AB+ ..................................            887   $      29,232
Julius Baer Holdings AG ..............................             25          60,676
MBNA Corp. ...........................................          3,800         136,087
Nordbanken Holding+ ..................................          4,234          28,066
Overseas Chinese Banking Corp. Ltd. ..................          8,000          45,084
Overseas Union Bank Ltd. .............................         13,000          50,720
Royal Bank of Canada .................................          1,068          63,431
Schweizerische BankGesellschaft ......................            110         179,665
Skandinaviska Enskilda Banken, Series A ..............          2,279          33,207
Societe Generale .....................................            706         141,257
Southtrust Corp. .....................................            550          23,031
Summit Bancorp. ......................................          9,400         470,587
SunTrust Banks, Inc. .................................            100           7,538
Svenska Handelsbank, Series A ........................            640          29,617
United Overseas Bank Ltd. ............................         12,000          66,512
Westpac Banking Corp. Ltd. ...........................          6,588          44,093

FINANCIAL SERVICES -- 8.3%
Acom Co. Ltd. ........................................          1,000          49,916
American Express Co. .................................          1,600         146,900
Associates First Capital Corp., Class A ..............          1,200          94,800
Assurance General de France+ .........................          1,822         102,514
Federal Home Loan Mortgage Corp. .....................          2,300         109,106
Guoco Group Ltd. .....................................          4,000           9,808
HSBC Holdings PLC ....................................          5,200         159,044
Internatiionale Nedederlanden Groep NV ...............          2,602         147,637
KeyCorp.+ ............................................         13,200         499,125
Lehman Brothers Holdings, Inc. .......................          6,700         501,663
Morgan Stanley, Dean Witter, Discover & Co. ..........          1,200          87,450
Nikko Securities Co. Ltd. ............................         18,000          58,097
P & O Finance BV .....................................          3,979          59,148
Transamerica Corp. ...................................          3,900         454,350
Travelers Group, Inc. ................................          3,000         180,000
Unidanmark A/S .......................................            245          19,458
Union Planters Corp. .................................          7,700         478,844
Washington Mutual, Inc. ..............................          7,470         535,739
Wells Fargo & Co. ....................................          1,500         496,875

INSURANCE -- 2.1%
Aetna, Inc. ..........................................          5,700         475,594
Allianz AG ...........................................            150          45,295
American International Group, Inc. ...................          1,000         125,937
Conseco, Inc. ........................................          1,500          84,937
Munchener Ruckversicherungs...........................             94          40,658
Prudential Corp. PLC .................................          7,054         103,737
QBE Insurance Group Ltd. .............................          3,532          15,417
Royal & Sun Alliance Insurance Group PLC .............          8,207         104,413
Zurich Versicherungs-Gesellschaft ....................             86          49,925
                                                                        -------------
                                                                            8,625,640
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE -- 5.9%
DRUGS -- 3.5%
Astra AB .............................................          1,799   $      37,125
Bristol-Myers Squibb Co. .............................          1,500         156,469
Eli Lilly & Co. ......................................            800          47,700
Glaxo Wellcome PLC ...................................          2,869          77,035
Merck & Co., Inc. ....................................          1,000         128,375
Novartis AG ..........................................             76         134,502
Pfizer, Inc. .........................................          1,600         159,500
Pharmacia & Upjohn, Inc. .............................         11,600         507,500
Pharmacia & Upjohn, Inc. (SEK)........................          2,177          93,936
Sankyo Co. Ltd. ......................................          3,000          83,318
Schering-Plough Corp. ................................          1,800         147,037
Warner-Lambert Co. ...................................          1,100         187,344

HEALTH SERVICES -- 1.4%
HEALTHSOUTH Corp.+ ...................................          2,800          78,575
Wellpoint Health Networks, Inc. ......................          9,100         614,250

MEDICAL PRODUCTS -- 1.0%
Cardinal Health, Inc. ................................            800          70,550
U.S. Surgical Corp. ..................................         13,900         458,700
                                                                        -------------
                                                                            2,981,916
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 9.0%
AEROSPACE & MILITARY TECHNOLOGY -- 1.0%
Boeing Co. ...........................................          9,200         479,550
Rolls Royce PLC ......................................          8,258          38,430

BUSINESS SERVICES -- 1.0%
Cendant Corp.+ .......................................          4,600         182,275
Dai Nippon Printing Co. Ltd. .........................          4,000          66,054
Franklin Resources, Inc. .............................          1,200          63,600
Interpublic Group of Cos., Inc. ......................          1,300          80,762
USA Waste Services, Inc.+ ............................          1,400          62,387
Yamato Transport Co. Ltd. ............................          4,000          47,439

ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co. .................................            500          32,594
Premier Farnell PLC ..................................          1,300           8,313
Siebe PLC ............................................          3,427          74,808

MACHINERY -- 1.7%
Caterpillar, Inc. ....................................          8,000         440,500
Cooper Cameron Corp.+ ................................            800          48,300
Illinois Tool Works, Inc. ............................            100           6,475
Ingersoll-Rand Co. ...................................          1,900          91,081
Mannesmann AG ........................................            274         200,587
Molins PLC ...........................................          1,520           7,176
Rieter Holdings Ltd. AG ..............................             83          46,876
Sandvik AB, Class B ..................................          1,070          30,445

MULTI-INDUSTRY -- 3.4%
BTR PLC ..............................................         28,898          95,178
Compagnie Generale des Eaux ..........................            964         156,480

----------------
54

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY (CONTINUED)
Cookson Group PLC ....................................          8,496   $      32,854
Ogden Corp. ..........................................         15,100         434,125
Securicor Group PLC ..................................          7,653          52,397
Smiths Industries ....................................          5,224          76,606
Tomkins PLC ..........................................         20,294         124,083
Tyco International Ltd. ..............................          4,300         234,888
Whitman Corp. ........................................         25,800         509,550

TRANSPORTATION -- 1.6%
AMR Corp.+ ...........................................            500          71,594
Bombardier, Inc., Class B ............................          2,769          68,499
British Airways PLC ..................................          6,898          70,092
Burlington Northern Santa Fe Corp. ...................          4,800         499,200
Deutsche Lufthansa AG ................................          2,169          45,677
Quintiles Transnational Corp.+ .......................            900          43,369
                                                                        -------------
                                                                            4,522,244
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 3.5%
BROADCASTING & MEDIA -- 2.5%
CBS Corp. ............................................          3,600         122,175
Gannett Co., Inc. ....................................          2,800         201,250
Time Warner, Inc. ....................................          6,700         482,400
Times Mirror Co., Series A ...........................          7,500         475,313

ENTERTAINMENT PRODUCTS -- 0.1%
Fuji Photo Film Co. Ltd. .............................          1,000          37,230

LEISURE & TOURISM -- 0.9%
Bass PLC, Class B ....................................            500             820
Bass PLC .............................................          7,300         140,166
Carnival Corp., Class A ..............................          1,400          97,650
Hutchison Whampoa Ltd. ...............................         13,000          91,433
Marriott International, Inc.+ ........................          1,500          55,781
Marriott International, Inc., Class A+ ...............          1,500          53,719
                                                                        -------------
                                                                            1,757,937
                                                                        -------------

INFORMATION TECHNOLOGY -- 14.5%
COMMUNICATION EQUIPMENT -- 0.7%
Lucent Technologies, Inc. ............................          1,200         153,450
Newbridge Networks Corp. ADR+ ........................          1,000          26,644
Nokia Corp., Class A .................................            943         101,196
Tellabs, Inc.+ .......................................          1,300          87,262

COMPUTERS & BUSINESS EQUIPMENT -- 5.2%
Canon, Inc. ..........................................          2,000          45,187
Dell Computer Corp.+ .................................            900          60,975
EMC Corp.+ ...........................................          2,400          90,750
HBO & Co. ............................................          2,000         120,750
International Business Machines Corp. ................          4,900         508,987
NCR Corp.+ ...........................................         13,900         459,569
Pitney Bowes, Inc. ...................................          1,600          80,300

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Ricoh Co. Ltd. .......................................          2,000   $      20,116
Seagate Technology, Inc.+ ............................         10,000         252,500
Texas Instruments, Inc. ..............................          8,800         476,300
Xerox Corp. ..........................................          4,600         489,613

ELECTRONICS -- 3.1%
Dixons Group PLC .....................................          7,277          64,076
General Electric Co. .................................          3,300         284,419
General Electric Co. PLC+ ............................         15,083         119,238
Linear Technology Corp. ..............................            800          55,200
Omron Corp. ..........................................          5,000          75,812
Philips Electronics NV ...............................          1,828         134,144
SGS Thomson Microelectronics NV + ....................          1,774         137,596
Sony Corp. ...........................................          1,400         118,746
Tokyo Electron Ltd. ..................................          2,000          67,405
Vishay Intertechnology, Inc. + .......................         20,055         471,292

SOFTWARE -- 1.5%
America Online, Inc.+ ................................            700          47,819
BMC Software, Inc.+ ..................................          1,400         117,337
Computer Associates International, Inc. ..............          2,700         155,925
Compuware Corp.+ .....................................          1,500          74,062
Microsoft Corp.+ .....................................          2,400         214,800
Parametric Technology Corp.+ .........................          2,100          69,956
PeopleSoft, Inc.+ ....................................          1,400          73,763

TELECOMMUNICATIONS -- 4.0%
3Com Corp.+ ..........................................         13,200         474,375
AirTouch Communications, Inc.+ .......................          1,300          63,619
China Telecom+ .......................................         18,000          36,470
Deutsche Telekom AG ..................................          2,305          50,037
Ericsson (LM) Telecommunications Co., Series B .......          1,814          86,214
Northern Telecom Ltd. ................................          1,990         128,865
SBC Communications, Inc. .............................          1,800          78,525
Tele-Communications TCI Ventures Group, Series A+ ....          4,100          72,006
Tele-Communications, Inc., Series A+ .................          2,700          83,953
Telecom Italia SpA ...................................         13,100         103,226
Telecomunicacoes de Brasileiras SA ADR+ ..............            400          51,925
Telefonica de Espana SA ..............................          2,366         104,338
U.S. West Communications Group .......................          8,700         476,325
Vodafone Group PLC ...................................         21,085         219,013
                                                                        -------------
                                                                            7,284,080
                                                                        -------------

MATERIALS -- 4.0%
CHEMICALS -- 0.5%
Akzo Nobel NV ........................................            738         149,905
Bayer AG .............................................          2,708         123,866

FOREST PRODUCTS -- 2.5%
Boise Cascade Corp. ..................................         13,300         479,631
Svenska Cellulosa AB, Class B ........................          3,133          86,206
Unisource Worldwide, Inc. ............................         15,300         189,338

----------------
56

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co. .....................................          8,800   $     497,200

METALS & MINERALS -- 1.0%
Aluminum Co. of America ..............................          3,800         261,487
Cimpor-Cimentos de Portugal SA .......................            648          22,840
Lafarge Corp. ........................................          1,190         101,191
Rio Tinto PLC+ .......................................          7,532         101,184
                                                                        -------------
                                                                            2,012,848
                                                                        -------------

REAL ESTATE -- 2.1%
REAL ESTATE COMPANIES -- 0.1%
Henderson Land Development Co. Ltd. ..................         10,000          50,718

REAL ESTATE INVESTMENT TRUSTS -- 2.0%
Equity Residential Properties Trust ..................          9,700         487,425
Starwood Hotels & Resorts ............................          9,800         523,687
                                                                        -------------
                                                                            1,061,830
                                                                        -------------

UTILITIES -- 2.7%
ELECTRIC UTILITIES -- 1.9%
Electricidad de Portugal SA ..........................          4,612         107,049
Hong Kong Electric Holdings Ltd. .....................          7,000          24,029
Potomac Electric Power Co. ...........................         18,300         458,644
Scottish Power PLC ...................................         21,808         205,532
VEBA AG ..............................................          1,840         130,523

TELEPHONE -- 0.8%
AT&T Corp. ...........................................          2,100         137,813
Ote Greek Telecom ....................................          2,100          52,566
Portugal Telecom SA ..................................          1,382          71,899
Sprint Corp. .........................................          2,200         148,912
                                                                        -------------
                                                                            1,336,967
                                                                        -------------
TOTAL COMMON STOCK (cost $35,379,179).................                     38,772,366
                                                                        -------------


                                                          PRINCIPAL
BONDS & NOTES -- 18.8%                                     AMOUNT
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
RETAIL -- 0.3%
Federated Department Stores, Inc. 8.50% 2003..........  $      40,000          43,655
Rite Aid Corp. 6.70% 2001.............................        100,000         101,532
                                                                        -------------
                                                                              145,187
                                                                        -------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Philip Morris Cos, Inc. 6.80% 2003....................        100,000         101,484
Philip Morris Cos, Inc. 7.50% 2004....................         20,000          20,965
                                                                        -------------
                                                                              122,449
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
ENERGY -- 0.4%
ENERGY SERVICES -- 0.2%
Petroleum Geo Services ASA 7.50% 2007.................  $     100,000   $     105,918

ENERGY SOURCES -- 0.2%
KN Energy, Inc. 6.45% 2003............................         40,000          40,032
Saga Petroleum ASA 7.25% 2027.........................         40,000          39,851
                                                                        -------------
                                                                              185,801
                                                                        -------------
FINANCE -- 4.6%
BANKS -- 1.0%
ABN Amro Bank Nv Chicago Branch 7.25% 2005............         40,000          41,821
First Union Lehman Brothers Mortgage Trust 6.65%
 2007.................................................         25,000          25,310
Merita Bank Ltd. 6.50% 2006...........................         40,000          39,721
Nationsbank Corp. 6.88% 2005..........................         45,000          46,253
Popular, Inc., 6.40% 2000.............................        100,000         100,379
Provident Cos., Inc. 7.41% 2038.......................         50,000          50,032
St. Paul Bancorp 7.13% 2004...........................        100,000         101,952
Svenska Handelsbank 8.13% 2007........................         65,000          71,768

FINANCIAL SERVICES -- 3.1%
Advanta Mortgage Loan Trust 6.69% 2017................         25,000          25,200
Advanta Mortgage Loan Trust 7.05% 2021................         25,000          25,347
Amresco Residential Securities 6.60% 2018.............         20,000          20,061
Associates Corp. of North America 6.50% 2002..........         60,000          60,574
Commercial Mortgage Acceptance Corp. 6.53% 2007#......         15,000          15,183
Commercial Mortgage Acceptance Corp. 6.57% 2030#......         40,000          40,462
Ford Motor Credit Co. 7.00% 2001......................         60,000          61,618
Ford Motor Credit Co. 8.00% 2002......................         40,000          42,551
General Motors Acceptance Corp. 6.63% 2002............         40,000          40,628
Green Tree Financial Corp. 6.24% 2016#................         90,000          89,747
Green Tree Financial Corp. 6.93% 2028.................         55,000          56,339
Green Tree Recreational Equipment 6.18% 2019#.........        290,000         289,819
Green Tree Recreational Equipment 6.55% 2028..........         36,395          36,612
Harley Davidson Eagle Motorcycle Trust 6.20% 2003.....        150,000         151,000
Lehman Brothers Holdings, Inc. 6.50% 2002.............        105,000         105,101
Merrill Lynch Mortgage Investors, Inc. 6.22% 2030#....        105,000         106,378
Merrill Lynch Mortgage Investors, Inc. 6.54% 2029#....         80,000          80,225
Money Store, Inc. 8.05% 2002..........................         20,000          21,163
Morgan Stanley Capital I, Inc. 7.22% 2028#............         55,000          57,836
PaineWebber Group, Inc., 6.65% 2002...................        135,000         135,652
PNC Mortgage Securities Corp. 6.60% 2027 .............         21,041          21,158
United States West Capital Funding, Inc. 6.85% 2002...        100,000         101,873

INSURANCE -- 0.5%
Hartford Life, Inc. 7.10% 2007........................        100,000         103,700
TIG Holdings, Inc. 8.13% 2005.........................         40,000          42,891
Travelers Capital II 7.75% 2036.......................        100,000         102,844
                                                                        -------------
                                                                            2,311,198
                                                                        -------------
INDUSTRIAL & COMMERCIAL -- 0.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
Lockheed Martin Corp. 7.25% 2006......................        115,000         120,628
Raytheon Co. 6.45% 2002...............................         35,000          35,253

----------------
58

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 0.1%
Williams Cos, Inc. 6.13% 2002.........................  $      40,000   $      39,611

TRANSPORTATION -- 0.5%
Continental Airlines 6.54% 2009.......................         60,000          59,556
Continental Airlines 6.80% 2009.......................         30,000          30,117
CSX Corp. 7.95% 2027..................................        100,000         111,853
Hertz Corp. 7.00% 2028................................         65,000          63,478
                                                                        -------------
                                                                              460,496
                                                                        -------------
INFORMATION & ENTERTAINMENT -- 0.2%
BROADCASTING & MEDIA -- 0.2%
News America Holdings, Inc. 7.70% 2025................         70,000          73,283
Time Warner Entertainment Co LP 8.38% 2033............         25,000          28,677
                                                                        -------------
                                                                              101,960
                                                                        -------------
INFORMATION TECHNOLOGY -- 0.1%
TELECOMMUNICATIONS -- 0.1%
Compania de Telecomunicaciones 7.63% 2006.............         60,000          60,763
                                                                        -------------
MATERIALS -- 0.1%
CHEMICALS -- 0.1%
Solutia, Inc. 6.72% 2037..............................         45,000          45,645
                                                                        -------------
MUNICIPAL BONDS -- 0.1%
MUNICIPAL BONDS -- 0.1%
New Jersey Economic Development Authority, Series A
 7.43% 2029...........................................         40,000          43,813
                                                                        -------------
U.S. GOVERNMENT & AGENCIES -- 11.3%
Federal Home Loan Mortgage Corp. 6.00% 2008...........         75,000          73,265
Federal National Mortgage Association 5.50% 2011......         78,234          75,887
Federal National Mortgage Association 6.00% 2009......         60,000          58,631
Federal National Mortgage Association 7.00% 2023......         10,415          10,256
Federal National Mortgage Association 8.50% 2019......         35,000          37,756
Federal National Mortgage Association 9.00% 2026......         64,123          67,980
Government National Mortgage Association 5.50% TBA....         60,000          60,319
Government National Mortgage Association 6.50% TBA....        225,000         222,678
Government National Mortgage Association 7.00% 2023...         19,249          19,721
Government National Mortgage Association 7.00% 2025...         33,155          33,948
Government National Mortgage Association 7.00% 2012...        130,930         133,870
Government National Mortgage Association 7.00% 2024...        224,248         227,456
Government National Mortgage Association 7.00% 2025...         45,606          46,077
Government National Mortgage Association 7.00% 2026...         81,938          82,782
Government National Mortgage Association 7.00% 2025...         15,445          15,814
Government National Mortgage Association 7.00% 2028...      1,573,969       1,590,196
Government National Mortgage Association 7.38% 2026...         18,197          18,657
Government National Mortgage Association 7.50% 2023...        140,362         144,221
Government National Mortgage Association 7.50% 2026...        337,857         346,408
Government National Mortgage Association 7.50% 2027...        318,620         328,731
Government National Mortgage Association 8.00% 2026...         85,000          88,001
Government National Mortgage Association 8.00% 2027...        151,499         156,849

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Bonds 6.13% 2027...............  $     340,000   $     348,660
United States Treasury Bonds 6.38% 2027...............        105,000         110,906
United States Treasury Notes 5.50% 2000...............        690,000         688,703
United States Treasury Notes 5.50% 2003...............        260,000         258,456
United States Treasury Notes 5.63% 1999...............        460,000         460,216
                                                                        -------------
                                                                            5,706,444
                                                                        -------------
UTILITIES -- 0.6%
ELECTRIC UTILITIES -- 0.5%
Arizona Public Services Co. 6.75% 2006................        160,000         162,950
Southern California Edison Co. 5.88% 2001.............        100,000          99,695

TELEPHONE -- 0.1%
WorldCom, Inc. 7.75% 2007.............................         50,000          53,902
                                                                        -------------
                                                                              316,547
                                                                        -------------

TOTAL BONDS & NOTES (cost $9,441,170).................                      9,500,303
                                                                        -------------


RIGHTS -- 0.0%+
-------------------------------------------------------------------------------------
FINANCE -- 0.0%
BANKS -- 0.0%
Banco Comercial Portugues SA 4/20/98..................            877           3,104
Development Bank of Singapore Ltd. 4/28/98 ...........          1,200           2,452

INSURANCE -- 0.0%
Allianz AG 4/1/98 ....................................            150             742
                                                                        -------------
                                                                                6,298
                                                                        -------------
MATERIALS -- 0.0%
METALS & MINERAL -- 0.0%
LaFarge Corp. 4/8/98..................................          1,190           1,555
                                                                        -------------
TOTAL RIGHTS (cost $0)................................                          7,853
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $44,820,349)........                     48,280,522
                                                                        -------------

----------------
60

                                                          PRINCIPAL
REPURCHASE AGREEMENT -- 5.8%                               AMOUNT           VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
Agreement with Swiss Bank Corp.- Warburg, bearing
 interest of 5.92% dated 3/31/98, to be repurchased
 4/01/98 in the amount of $2,911,479 and
 collateralized by $2,655,000 U.S. Treasury Notes
 6.88% due 8/15/25, approximate aggregate value
 $2,973,059
 (cost $2,911,000)....................................  $   2,911,000   $   2,911,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $47,731,349)                                     101.6%           51,191,522
Liabilities in excess of other assets --                  (1.6)             (807,118)
                                                        ------         -------------
NET ASSETS --                                            100.0%        $  50,384,404
                                                        ------         -------------
                                                        ------         -------------

-------------

+   Non-income producing securities

# Fair valued security; see Note 2

ADR -- American Depository Receipt

SEK -- Swedish Kroner

TBA -- Security purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------
                                                                              GROSS
           CONTRACT                      IN               DELIVERY          UNREALIZED
          TO DELIVER                EXCHANGE FOR            DATE           APPRECIATION
----------------------------------------------------------------------------------------
JPY                24,716,600         USD   195,386          06/12/98     $       7,976
JPY                21,983,400         USD   174,868          06/12/98             8,182
                                                                                -------
Net Unrealized Appreciation..........................................     $      16,158
                                                                                -------
                                                                                -------

-------------

JPY -- Japanese Yen
USD -- United States Dollar

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 1998

COMMON STOCK -- 94.4%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.1%
HOUSING -- 0.9%
Masco Corp. ..........................................          6,600   $     392,700

RETAIL -- 4.2%
AutoZone, Inc.+ ......................................          4,800         162,600
Circuit City Stores, Inc. ............................          1,500          64,125
CVS Corp. ............................................          3,107         234,579
Home Depot, Inc. .....................................          4,300         289,981
Safeway, Inc.+ .......................................         12,700         469,106
Tag Heuer International SA ADR+ ......................         17,400         202,275
Wal-Mart Stores, Inc. ................................          6,500         330,281
                                                                        -------------
                                                                            2,145,647
                                                                        -------------

CONSUMER STAPLES -- 4.8%
FOOD, BEVERAGE & TOBACCO -- 2.7%
PepsiCo, Inc. ........................................         10,700         456,756
Philip Morris Cos., Inc. .............................         16,000         667,000

HOUSEHOLD PRODUCTS -- 2.1%
Gillette Co. .........................................          1,800         213,637
Kimberly-Clark Corp. .................................          6,200         310,775
Kimberly-Clark de Mexico SA de CV, Class A ...........         24,400         126,069
Procter & Gamble Co. .................................          2,800         236,250
                                                                        -------------
                                                                            2,010,487
                                                                        -------------

ENERGY -- 3.3%
ENERGY SERVICES -- 0.8%
Halliburton Co. ......................................          4,200         210,788
Schlumberger Ltd. ....................................          1,700         128,775

ENERGY SOURCES -- 2.5%
Mobil Corp. ..........................................          5,000         383,125
Petroleo Brasileiro SA ADR ...........................          5,600         132,976
Royal Dutch Petroleum Co. ............................          9,000         511,312
                                                                        -------------
                                                                            1,366,976
                                                                        -------------

FINANCE -- 20.2%
BANKS -- 7.5%
BCA Fideuram SpA .....................................         35,500         247,117
Citicorp .............................................          3,000         426,000
First Union Corp. ....................................          6,700         380,225
Mellon Bank Corp. ....................................          3,500         222,250
NationsBank Corp. ....................................          5,705         416,109
Northern Trust Corp. .................................          2,100         156,975
Norwest Corp. ........................................         14,400         598,500
Toronto Dominion Bank ................................          7,000         303,625
Wells Fargo & Co. ....................................          1,200         397,500

----------------
62

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES -- 7.5%
Federal Home Loan Mortgage Corp. .....................         25,000   $   1,185,937
Federal National Mortgage Association ................         10,300         651,475
First Data Corp. .....................................         12,300         399,750
H&R Block, Inc. ......................................          6,100         290,131
SLM Holding ..........................................          5,300         231,213
Travelers Group, Inc. ................................          6,800         408,000

INSURANCE -- 5.2%
Ace Co., Ltd. ........................................         14,300         538,931
Aetna, Inc. ..........................................          1,200         100,125
Fairfax Financial Holdings Ltd.+ .....................            815         280,132
Mutual Risk Management Ltd. ..........................          9,400         318,425
Partner Re Ltd. ......................................          4,100         201,413
Travelers Property Casualty Corp., Class A ...........          5,900         259,600
UNUM Corp. ...........................................          8,900         491,169
                                                                        -------------
                                                                            8,504,602
                                                                        -------------

HEALTHCARE -- 12.2%
DRUGS -- 8.3%
American Home Products Corp. .........................          2,500         238,438
Amgen, Inc.+ .........................................          1,900         115,663
Astra AB .............................................          8,866         176,311
Biogen, Inc.+ ........................................          5,900         284,306
Bristol-Myers Squibb Co. .............................          4,400         458,975
Eli Lilly & Co. ......................................          2,700         160,988
Genentech, Inc.+ .....................................          5,000         352,187
Merck & Co., Inc. ....................................          4,100         526,337
Novartis AG ..........................................            199         352,182
Pfizer, Inc. .........................................          5,200         518,375
Warner-Lambert Co. ...................................          1,800         306,562

HEALTH SERVICES -- 3.0%
HEALTHSOUTH Corp.+ ...................................         15,400         432,162
Pacificare Health Systems, Inc., Class B+ ............          1,400         105,350
Tenet Healthcare Corp.+ ..............................          8,200         297,763
United Healthcare Corp. ..............................          6,300         407,925

MEDICAL PRODUCTS -- 0.9%
Baxter International, Inc. ...........................          1,800          99,225
Guidant Corp. ........................................          1,000          73,375
Johnson & Johnson ....................................          3,100         227,269
                                                                        -------------
                                                                            5,133,393
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 14.2%
AEROSPACE & MILITARY TECHNOLOGY -- 1.9%
AlliedSignal, Inc. ...................................         14,400         604,800
Raytheon Co. .........................................          3,100         180,963

BUSINESS SERVICES -- 4.8%
Cendant Corp.+ .......................................         13,600         538,900
Ikon Office Solutions, Inc. ..........................          7,700         266,131

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Newmont Mining Corp. .................................          9,400   $     287,288
Rentokil Initial PLC+ ................................         55,900         337,811
Service Corp. International ..........................          4,100         173,994
USA Waste Services+ ..................................          9,200         409,975

ELECTRICAL EQUIPMENT -- 0.2%
Teradyne, Inc.+.......................................          2,400          96,150

MACHINERY -- 2.6%
Danaher Corp. ........................................         10,200         774,562
Teleflex, Inc. .......................................          7,800         327,600

MULTI-INDUSTRY -- 4.7%
Berkshire Hathaway, Inc. .............................              6         403,200
Sara Lee Corp. .......................................          5,200         320,450
Swire Pacific Ltd., Class A ..........................         11,000          58,203
Tomkins PLC ..........................................         68,100         416,382
Tyco International Ltd. ..............................         12,046         658,013
Unilever NV ..........................................          2,100         144,112
                                                                        -------------
                                                                            5,998,534
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 10.5%
BROADCASTING & MEDIA -- 5.0%
CBS Corp. ............................................          9,700         329,194
Elsevier NV ..........................................          5,700          93,772
Omnicom Group, Inc. ..................................          8,300         390,619
Reuters Group PLC ....................................          1,326          85,610
Tribune Co. ..........................................          7,100         500,550
Vereenigde Ned Uitgevers .............................         15,100         516,382
Vodafone Group PLC ...................................         18,900         196,317

COMMUNICATION EQUIPMENT -- 0.4%
Cox Communications, Inc., Class A+ ...................          4,300         180,600

ENTERTAINMENT PRODUCTS -- 1.0%
Hasbro, Inc. .........................................          7,500         264,844
Mattel, Inc. .........................................          3,700         146,612

LEISURE & TOURISM -- 4.1%
Carnival Corp., Class A ..............................          4,300         299,925
Disney (Walt) Co. ....................................          4,100         437,675
Granada Group PLC ....................................         14,100         253,500
Hilton Hotels Corp. ..................................          4,700         149,813
Hutchison Whampoa Ltd. ...............................         47,000         330,567
McDonald's Corp. .....................................          2,500         150,000
Mirage Resorts, Inc.+ ................................          3,100          75,369
                                                                        -------------
                                                                            4,401,349
                                                                        -------------

INFORMATION TECHNOLOGY -- 18.0%
COMMUNICATION EQUIPMENT -- 3.2%
AirTouch Communications, Inc.+ .......................          6,000         293,625
CIENA Corp.+ .........................................          3,400         144,925

----------------
64

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
Nokia Corp., Class A ADR .............................          3,900   $     420,956
Telecomunicacoes de Brasileiras SA ADR+ ..............          1,600         207,700
Tellabs, Inc.+ .......................................          4,300         288,638

COMPUTERS & BUSINESS EQUIPMENT -- 2.6%
Automatic Data Processing, Inc. ......................          4,100         279,056
Compaq Computer Corp. ................................          5,800         150,075
EMC Corp.+ ...........................................          5,600         211,750
Hewlett-Packard Co. ..................................          3,200         202,800
Honeywell, Inc. ......................................          2,900         239,794

ELECTRONICS -- 6.0%
Analog Devices, Inc.+ ................................          9,600         319,200
General Electric Co. .................................         13,300       1,146,294
Getronics NV+ ........................................          4,300         184,585
Intel Corp. ..........................................          1,900         148,319
Linear Technology Corp. ..............................          2,000         138,000
Maxim Integrated Products, Inc.+ .....................          8,300         302,431
Molex, Inc., Class A .................................          2,931          78,587
Philips Electronics NV ...............................          2,600         190,796

SOFTWARE -- 6.2%
Adobe Systems, Inc. ..................................          2,900         131,044
BMC Software, Inc.+ ..................................          5,700         477,731
Cadence Design Systems, Inc.+ ........................          5,800         200,825
Cisco Systems, Inc.+ .................................          3,400         232,475
Microsoft Corp.+ .....................................          6,000         537,000
Networks Associates Inc.+ ............................          3,500         231,875
Oracle Corp.+ ........................................         10,050         317,203
Parametric Technology Corp.+ .........................         15,100         503,019
                                                                        -------------
                                                                            7,578,703
                                                                        -------------
MATERIALS -- 0.3%
CHEMICALS -- 0.3%
Rhone-Poulenc Ltd.+ ..................................          2,700         137,189
                                                                        -------------
REAL ESTATE -- 2.3%
REAL ESTATE COMPANIES -- 0.6%
Security Capital U.S. Realty+ ........................         19,600         258,720

REAL ESTATE INVESTMENT TRUSTS -- 1.7%
Crescent Real Estate Equities Co. ....................          7,300         262,800
Starwood Lodging Trust ...............................          8,300         443,531
                                                                        -------------
                                                                              965,051
                                                                        -------------
UTILITIES -- 3.5%
TELEPHONE -- 3.5%
AT&T Corp. ...........................................          4,500         295,312
MCI Communications Corp. .............................          7,900         391,050
Telecel-Comunicacaoes Pessoais, SA+ ..................          2,200         341,590
Telecom Italia SpA+ ..................................         18,239         111,755

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
WorldCom, Inc.+ ......................................          8,000   $     344,500
                                                                        -------------
                                                                            1,484,207
                                                                        -------------
TOTAL COMMON STOCK (cost $32,490,772) ................                     39,726,138
                                                                        -------------


                                                          PRINCIPAL
SHORT-TERM SECURITIES -- 5.4%                              AMOUNT
-------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 3.2%
Northern Illinois Gas Company 5.53% due 4/13/98 ......  $     426,000         425,215
Reed Elsevier 6.05% due 4/1/98 .......................        939,000         939,000
                                                                        -------------
                                                                            1,364,215
                                                                        -------------

FEDERAL AGENCY OBLIGATIONS -- 2.2%
Federal National Mortgage Association Discount Notes
 5.50% due 4/13/98 ...................................        929,000         927,297
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $2,291,512) ........                      2,291,512
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $34,782,284)                      99.8 %      42,017,650
Other assets less liabilities --           0.2            67,040
                                         ------      -----------
NET ASSETS --                            100.0 %     $42,084,690
                                         ------      -----------
                                         ------      -----------

------------
+   Non-income producing securities
ADR -- American Depository Receipt

See Notes to Financial Statements

----------------
66

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

                                                                  MULTI-       MULTI-                      ASSET
                                                     MULTI-       MANAGED      MANAGED      MULTI-      ALLOCATION:
                                                     MANAGED     MODERATE      INCOME/      MANAGED     DIVERSIFIED
                                                     GROWTH       GROWTH       EQUITY       INCOME        GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.................  $30,631,533  $30,800,823  $23,759,918  $17,123,049  $ 48,280,522    $39,726,138
Short-term securities*...........................      108,761      191,678      227,932      217,523            --      2,291,512
Repurchase agreements (cost equals market).......    2,503,000    2,241,000    1,871,000    1,001,000     2,911,000             --
Cash.............................................       30,336           --       24,536        5,947        94,520          1,012
Foreign currency.................................           --           --           --           10        12,372          3,650
Receivables for --
  Dividends and accrued interest.................      133,340      212,385      252,721      228,417       164,076         40,668
  Fund shares sold...............................       78,087       48,629       59,807       17,077        95,448         82,744
  Foreign currency contracts.....................       78,034      140,462      166,473      156,068       146,055         37,171
  Sales of investments...........................       74,354       59,187       22,168        8,157       758,887         96,221
Unrealized appreciation on forward foreign
  currency
  contracts......................................       14,517       13,992       11,045        8,983        16,158             --
Deferred organizational expenses.................       12,994       12.994       12,994       12,994        12,994         12,994
Prepaid expenses.................................          218          229          171          138           338            284
                                                   -------------------------------------------------------------------------------
                                                    33,665,174   33,721,379   26,408,765   18,779,363    52,492,370     42,292,394
                                                   -------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Purchases of investments.......................    1,037,833      807,844      228,876      198,454     1,860,383         99,238
  Foreign currency contracts.....................       79,603      143,285      169,819      159,205       145,751         37,221
  Management fees................................       22,865       21,719       16,455       11,107        33,587         29,565
  Fund shares redeemed...........................        5,504        2,071        1,333        1,000         4,716          4,239
Due to custodian bank............................           --       84,620           --           --            --             --
Unrealized depreciation on forward foreign
  currency
  contracts......................................        4,431        4,962        4,545        4,223            --             --
Other accrued expenses...........................       34,377       34,714       30,995       27,591        63,529         37,441
                                                   -------------------------------------------------------------------------------
                                                     1,184,613    1,099,215      452,023      401,580     2,107,966        207,704
                                                   -------------------------------------------------------------------------------
NET ASSETS.......................................  $32,480,561  $32,622,164  $25,956,742  $18,377,783  $ 50,384,404    $42,084,690
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
Shares of beneficial interest outstanding
  (unlimited shares authorized)..................    2,528,174    2,636,697    2,202,350    1,627,196     4,301,676      2,871,299
Net asset value per share........................       $12.85       $12.37       $11.79       $11.29        $11.71         $14.66
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in..................................  $28,862,140  $29,576,002  $24,017,960  $17,301,664  $ 46,818,807    $33,890,379
Accumulated undistributed (distributions in
  excess of) net investment income...............      103,862      152,216      181,493      170,487       169,315         (7,952)
Accumulated undistributed net realized gain
  (loss) on investments..........................       97,251       50,829      143,205       89,341       (80,064)       967,017
Unrealized appreciation on investments...........    3,407,218    2,834,086    1,607,601      811,550     3,460,173      7,235,366
Unrealized foreign exchange gain (loss) on other
  assets and liabilities.........................       10,090        9,031        6,483        4,741        16,173           (120)
                                                   -------------------------------------------------------------------------------
                                                   $32,480,561  $32,622,164  $25,956,742  $18,377,783  $ 50,384,404    $42,084,690
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

---------------
* Cost
  Investment securities..........................  $27,222,816  $27,964,034  $22,149,115  $16,308,502  $ 44,820,349    $32,490,772
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

  Short-term securities..........................  $   110,260  $   194,381  $   231,134  $   220,520  $         --    $ 2,291,512
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1998#

                                                                      MULTI-      MULTI-                     ASSET
                                                          MULTI-     MANAGED     MANAGED       MULTI-     ALLOCATION:
                                                         MANAGED     MODERATE    INCOME/      MANAGED     DIVERSIFIED
                                                          GROWTH      GROWTH      EQUITY       INCOME       GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest............................................  $  365,941  $  510,705  $  576,100   $  555,748   $  453,579    $   84,456
  Dividends...........................................      67,242      57,559      34,338       16,104      347,227       220,527
                                                        --------------------------------------------------------------------------
    Total income*.....................................     433,183     568,264     610,438      571,852      800,806       304,983
                                                        --------------------------------------------------------------------------
EXPENSES:
  Management fees.....................................     137,424     135,378     101,740       76,624      208,284       178,227
  Custodian fees......................................      52,639      54,445      48,027       45,115      129,107        50,617
  Auditing fees.......................................      14,255      14,355      14,250       14,195       11,335        11,230
  Reports to investors................................      11,380      11,320       9,000        6,527       17,530        15,405
  Legal fees..........................................       2,415       2,403       2,289        2,251        2,491         3,384
  Amortization of organizational expenses.............       2,241       2,241       2,241        2,241        2,241         2,241
  Trustees' fees......................................       1,183       1,199         957          763        1,881         1,606
  Other expenses......................................       1,296       1,300       1,276        1,257        1,352         1,327
                                                        --------------------------------------------------------------------------
    Total expenses before reimbursement...............     222,833     222,641     179,780      148,973      374,221       264,037
    Expenses reimbursed by the investment adviser.....     (23,646)    (29,927)    (36,590)     (43,490)     (77,724)      (10,325)
                                                        --------------------------------------------------------------------------
Net investment income.................................     233,996     375,550     467,248      466,369      504,309        51,271
                                                        --------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain on investments....................     450,946     353,817     281,459      189,755      426,906     1,303,958
  Net realized foreign exchange gain (loss) on
    other assets and liabilities......................      18,930      26,437      23,750       26,463          795       (13,405)
  Net unrealized appreciation on investments..........   3,407,218   2,834,086   1,607,601      811,550    3,460,173     7,235,366
  Net unrealized foreign exchange gain (loss) on other
    assets and liabilities............................      10,090       9,031       6,483        4,741       16,173          (120)
                                                        --------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
    foreign exchange..................................   3,887,184   3,223,371   1,919,293    1,032,509    3,904,047     8,525,799
                                                        --------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...........................  $4,121,180  $3,598,921  $2,386,541   $1,498,878   $4,408,356    $8,577,070
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

---------------
* Net of foreign withholding taxes on interest and
  dividends of........................................  $    1,723  $    1,792  $    1,539   $    1,284   $    7,912    $    5,646
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

# Commenced operations April 15, 1997

  See Notes to Financial Statements

----------------
68

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1998#

                                                                   MULTI-       MULTI-                     ASSET
                                                      MULTI-       MANAGED      MANAGED      MULTI-     ALLOCATION:
                                                      MANAGED     MODERATE      INCOME/     MANAGED     DIVERSIFIED
                                                      GROWTH       GROWTH       EQUITY       INCOME       GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.............................  $   233,996  $   375,550  $   467,248  $  466,369  $    504,309    $    51,271
Net realized gain on investments..................      450,946      353,817      281,459     189,755       426,906      1,303,958
Net realized foreign exchange gain (loss) on
  other assets and liabilities....................       18,930       26,437       23,750      26,463           795        (13,405)
Net unrealized appreciation/depreciation on
  investments.....................................    3,407,218    2,834,086    1,607,601     811,550     3,460,173      7,235,366
Net unrealized foreign exchange gain (loss) on
  other assets and liabilities....................       10,090        9,031        6,483       4,741        16,173           (120)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations......................................    4,121,180    3,598,921    2,386,541   1,498,878     4,408,356      8,577,070
                                                    ------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income............     (145,000)    (240,000)    (295,000)   (310,000)     (350,000)       (50,000)
  Distributions from net realized gain on
    investments...................................     (360,000)    (315,000)    (155,000)   (115,000)     (495,000)      (335,000)
                                                    ------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders....................................     (505,000)    (555,000)    (450,000)   (425,000)     (845,000)      (385,000)
                                                    ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.........................   35,042,648   36,053,150   30,442,119  24,213,091    58,480,233     47,040,730
Proceeds from shares issued for reinvestment of
  dividends and distributions.....................      505,000      555,000      450,000     425,000       845,000        385,000
Cost of shares repurchased........................   (6,683,267)  (7,029,907)  (6,871,918) (7,334,186)  (12,504,185)   (13,533,110)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from capital
  share transactions..............................   28,864,381   29,578,243   24,020,201  17,303,905    46,821,048     33,892,620
                                                    ------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................   32,480,561   32,622,164   25,956,742  18,377,783    50,384,404     42,084,690

NET ASSETS:
Beginning of period...............................            0            0            0           0             0              0
                                                    ------------------------------------------------------------------------------
End of period.....................................  $32,480,561  $32,622,164  $25,956,742  $18,377,783 $ 50,384,404    $42,084,690
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

---------------
Accumulated undistributed (distributions in excess
  of) net investment income.......................  $   103,862  $   152,216  $   181,493  $  170,487  $    169,315    $    (7,952)
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

Shares issued and repurchased:
Sold..............................................    3,051,992    3,193,790    2,768,731   2,243,277     5,347,715      3,890,293
Issued in reinvestment of dividends and
  distributions...................................       43,395       48,593       40,581      39,192        77,457         30,323
Repurchased.......................................     (567,213)    (605,686)    (606,962)   (655,273)   (1,123,496)    (1,049,317)
                                                    ------------------------------------------------------------------------------
Net increase......................................    2,528,174    2,636,697    2,202,350   1,627,196     4,301,676      2,871,299
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

# Commenced operations April 15, 1997

  See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.

The Trust currently issues six separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.
The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.
The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation.

The STOCK PORTFOLIO seeks long-term capital appreciation, and secondarily, increasing dividend income through investments primarily in well-established growth companies.

SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for all the Portfolios of the Trust. Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC") both serve as subadvisers for each of the Multi-Managed Portfolios. Each of Janus and WMC manages one particular portion of the assets (each, a "Managed Component" or "component") of each of the Multi-Managed Portfolios, subject to the supervision of SunAmerica. Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Asset
Allocation: Diversified Growth Portfolio and T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as subadviser for the Stock Portfolio, each subject to the supervision of SunAmerica. (Janus, WMC, Putnam and T. Rowe Price are referred to herein individually as a "Subadviser," and collectively as the "Subadvisers.") In addition to being responsible for overall supervision of each Portfolio, SunAmerica manages one or more particular components of each of the Multi-Managed Portfolios.

Each Multi-Managed Portfolio is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

Investments in each Multi-Managed Portfolio (and redemption requests) will be allocated among the Managed Components of such Portfolio as described in the chart below. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

                           Managed Components As a Target Percentage
                                of each Multi-Managed Portfolio
                 --------------------------------------------------------------
                   SunAmerica/                                        WMC/
                   Aggressive        Janus/        SunAmerica/        Fixed
                     Growth          Growth         Balanced         Income
   PORTFOLIO        component       component       component       component
---------------  ---------------  -------------  ---------------  -------------
Multi-Managed
  Growth
  Portfolio               20%             40%             20%             20%
Multi-Managed
  Moderate
  Growth
  Portfolio               18%             28%             18%             36%
Multi-Managed
  Income/
  Equity
  Portfolio                0%             18%             28%             54%
Multi-Managed
  Income
  Portfolio                0%              8%             17%             75%

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of

----------------
70
the Trust at March 31, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the period then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

Dividends from net investment income and capital gain distributions, if any, are paid annually.

The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

                                                                ----------------

For the period ended March 31, 1998, the reclassification arising from "book/tax" differences resulted in increases (decreases) to the components of net assets as follows:

                         Accumulated     Accumulated
                        Undistributed   Undistributed
                        Net Investment  Net Realized    Paid-In
                        Income/(Loss)    Gain/(Loss)    Capital
                        --------------  -------------  ---------
Multi-Managed Growth
  Portfolio               $   14,866     $   (12,625)  $  (2,241)
Multi-Managed Moderate
  Growth Portfolio            16,666         (14,425)     (2,241)
Multi-Managed Income/
  Equity Portfolio             9,245          (7,004)     (2,241)
Multi-Managed Income
  Portfolio                   14,118         (11,877)     (2,241)
Asset Allocation:
  Diversified Growth
  Portfolio                   15,006         (12,765)     (2,241)
Stock Portfolio               (9,223)         11,464      (2,241)

ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $91,410. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

3. OPERATING POLICIES:
REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

At March 31, 1998, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/ Equity and Multi-Managed Income Portfolios had a 2.2%, 1.6%, 1.0% and 0.3%, respectively, undivided interest, representing $2,153,000, $1,566,000, $1,011,000 and $256,000, respectively, in principal amount, in a joint repo with PaineWebber, Inc., which is dated March 31, 1998, bears interest at the rate of 5.75% per annum, has a principal amount of $97,641,000 and a repurchase price of $97,656,595, matures April 1, 1998 and is collateralized by $50,000,000 of U.S. Treasury Bonds (bearing interest at the rate of 6.375% per annum and maturing January 15, 1999) and $47,885,000 of U.S. Treasury Notes (bearing interest at the rate of 6.25% per annum and maturing June 30, 1998), which together have an approximate value of $99,682,597.

In addition, at March 31, 1998, the above-mentioned Portfolios had a 0.4%, 0.7%, 0.9% and 0.8%, respectively, undivided interest, representing $350,000, $675,000, $860,000 and $745,000, respectively, in principal amount, in a joint repo with Swiss Bank Corp., which is dated March 31, 1998, bears interest at a rate of 5.90% per annum, has a principal amount of $99,645,000 and a repurchase price of $99,661,331, matures April 1, 1998 and is collateralized by $99,160,000 of U.S. Treasury Bonds, which bear interest at a rate of 5.875% per annum, mature November 15, 1999 and have an approximate value of $101,705,597.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

4. PORTFOLIO SECURITIES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

----------------
72

The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities at March 31, 1998, were as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Cost...............................  $  29,856,314   $  30,426,930   $  24,256,123
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $   3,554,293   $   2,960,459   $   1,667,071
Aggregate unrealized
  (loss)...........................       (167,313)       (153,888)        (64,344)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $   3,386,980   $   2,806,571   $   1,602,727
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH          STOCK*
                                     -------------   -------------   -------------
Cost...............................  $  17,531,121   $ 47,831,779    $  34,831,336
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $     863,083   $  3,872,944    $   7,443,311
Aggregate unrealized
  (loss)...........................        (52,632)      (513,201)        (256,997)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $     810,451   $  3,359,743    $   7,186,314
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

*Post 10/31/97 Currency Loss Deferrals: Stock Portfolio $7,952

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SunAmerica.

Pursuant to the Management Agreement entered into between the Adviser and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee, payable monthly, computed daily at the annual rates of .89% of average daily net assets ("Assets") for the Multi-Managed Growth Portfolio, .85% of Assets for the Multi-Managed Moderate Growth Portfolio, .81% of Assets for the Multi-Managed Income/Equity Portfolio, .77% of Assets for the Multi-Managed Income Portfolio,
 .85% of Assets for the Asset Allocation: Diversified Growth Portfolio and .85% of Assets for the Stock Portfolio.

The Management Agreement authorizes SunAmerica to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations below serve as Subadvisers to the portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Subadviser. SunAmerica has agreed to pay Janus a composite fee of .60% on the first $200 million and .55% on Assets over $200 million, and WMC a composite fee of .225% on the first $100 million,
 .125% on the next $100 million and .10% on Assets over $200 million, in each case based on the aggregate Assets it manages in the four Multi-Managed Portfolios. In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rates, expressed as a percentage of the Assets of the respective Portfolio: with regard to the Asset Allocation:
Diversified Growth Portfolio, .55% on the first $150 million, .50% on the next $150 million, and .40% on Assets over $300 million; and, with regard to the Stock Portfolio, .50% on the first
$40 million, and .40% on Assets over $40 million.

The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolio's Assets: Multi-Managed Growth Portfolio, 1.29%; Multi-Managed Moderate Growth Portfolio, 1.21%; Multi-Managed Income/Equity Portfolio, 1.14%; Multi-Managed Income Portfolio, 1.06%; Asset
Allocation: Diversified Growth Portfolio, 1.21%; and Stock Portfolio, 1.21%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

As of March 31, 1998 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/ Equity, Multi-Managed Income, Asset Allocation:
Diversified Growth and Stock Portfolios had $23,646, $29,927, $36,590, $43,490, $77,724 and $10,325, respectively of expenses previously waived or reimbursed by SunAmerica that are subject to recoupment.

                                                                ----------------

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended March 31, 1998 was as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  35,894,408   $  33,135,912   $  14,168,748
Sales of portfolio
  securities.......................     13,873,382      12,617,018       4,454,319
U.S. government securities excluded
  above were as follows:
Purchases of U.S. government
  securities.......................      5,960,693       8,680,405      10,726,571
Sales of U.S. government
  securities.......................      1,161,775       1,345,525         623,050

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH           STOCK
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  12,987,914   $ 57,436,026    $  40,350,278
Sales of portfolio securities......      2,802,873     18,795,159        9,163,643
U.S. government securities excluded
  above were as follows:
Purchases of U.S. government
  securities.......................      7,730,456     24,929,084               --
Sales of U.S. government
  securities.......................      1,450,852     18,958,186               --

----------------
74

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------

                                                                    DIVIDENDS
                                                                    DECLARED     DIVIDENDS     NET                  NET
            NET ASSET                 NET REALIZED &                FROM NET     FROM NET     ASSET               ASSETS
              VALUE        NET          UNREALIZED     TOTAL FROM    INVEST-     REALIZED     VALUE               END OF
  PERIOD    BEGINNING   INVESTMENT    GAIN(LOSS) ON    INVESTMENT     MENT        GAIN ON     END OF    TOTAL     PERIOD
  ENDED     OF PERIOD  INCOME(1)(2)    INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   PERIOD  RETURN(3)   (000'S)
-------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Growth Portfolio

4/15/97-
3/31/98      $10.00       $0.18           $2.95          $3.13        $(0.08)      $(0.20)    $12.85    31.55%    $32,481

                                         Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       10.00        0.27            2.40           2.67        (0.13)       (0.17)     12.37     26.86      32,622

                                          Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       10.00        0.41            1.68           2.09        (0.20)       (0.10)     11.79     21.10      25,957

                                             Multi-Managed Income Portfolio
4/15/97-
3/31/98       10.00        0.51            1.15           1.66        (0.27)       (0.10)     11.29     16.81      18,378

                                     Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98       10.00        0.23            1.76           1.99        (0.12)       (0.16)     11.71     20.09      50,384

                                                     Stock Portfolio
4/15/97-
3/31/98       10.00        0.03            4.80           4.83        (0.02)       (0.15)     14.66     48.59      42,085

----------
            ----------------------------------------------------

                           RATIO OF NET
              RATIO OF      INVESTMENT                 AVERAGE
            EXPENSES TO     INCOME TO                 COMMISSION
  PERIOD    AVERAGE NET    AVERAGE NET    PORTFOLIO      PER
  ENDED     ASSETS(5)(6)   ASSETS(5)(6)   TURNOVER     SHARE(4)
----------
            ----------------------------------------------------

                       Multi-Managed Growth Portfolio
4/15/97-
3/31/98       1.29%          1.52%           114%       $.0493

                  Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98       1.21           2.36            101         .0502

                   Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98       1.14           3.72             46         .0474

                       Multi-Managed Income Portfolio
4/15/97-
3/31/98       1.06           4.69             47         .0520

               Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98       1.21           2.06            166         .0358

                              Stock Portfolio
4/15/97-
3/31/98       1.21           0.24             46         .0339

----------------------------------

(1) Calculated based upon average shares outstanding

(2) After fee waivers and expense reimbursements by the investment adviser

(3) Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

(4) The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

(5) Annualized

(6) During the period April 15, 1997 (commencement of operations) through March 31, 1998, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                    EXPENSES (5)   NET INVESTMENT INCOME (5)
                                                    ------------   -------------------------
Multi-Managed Growth Portfolio....................      1.44%                1.37%
Multi-Managed Moderate Growth Portfolio...........      1.40                 2.17
Multi-Managed Income/Equity Portfolio.............      1.43                 3.43
Multi-Managed Income Portfolio....................      1.50                 4.25
Asset Allocation: Diversified Growth Portfolio....      1.53                 1.74
Stock Portfolio...................................      1.26                 0.19

See Notes to Financial Statements

                                                                ----------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Seasons Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio, and Stock Portfolio (constituting the six portfolios of Seasons Series Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period April 15, 1997 (commencement of operations) through March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
May 12, 1998

----------------
76

----------------

SEASONS SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Seasons Series Trust is required to be provided to the shareholders based upon each Portfolio's income and distributions for the year ended March 31, 1998.

During the year ended March 31, 1998 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                                                                    QUALIFYING %
                                                                                          NET          FOR THE
                                                                             NET       SHORT-TERM   70% DIVIDENDS
                                                               TOTAL      INVESTMENT    CAPITAL       RECEIVED
                                                             DIVIDENDS      INCOME       GAINS        DEDUCTION
                                                             ----------   ----------   ----------   -------------
Multi-Managed Growth Portfolio.............................    $ .28        $ .08        $ .20           7.08%
Multi-Managed Moderate Growth Portfolio....................      .30          .13          .17           5.70
Multi-Managed Income/Equity Portfolio......................      .30          .20          .10           3.75
Multi-Managed Income Portfolio.............................      .37          .27          .10           2.07
Asset Allocation: Diversified Growth Portfolio.............      .28          .12          .16          22.96
Stock Portfolio............................................      .17          .02          .15          10.14

                                                                ----------------
                                                                              77

                                        PART C
                                  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements:

          Set forth in Part B of Registrant's Statement of Additional Information are the audited financial statements of Seasons Series Trust with respect to Registrant's fiscal year ended March 31, 1998. Selected per share data and ratios are set forth in Part A of the Prospectus under the caption "Financial Highlights." No financial statements are included in Part C. All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.


     (b)  Exhibits:

           (1) Declaration of Trust. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.

           (2)      By-Laws.   Incorporated herein by reference to the
                    Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.

           (3)      Inapplicable.

           (4)      Inapplicable.

           (5)(a) Investment Advisory and Management Agreement. Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on February 11, 1997.

           (5)(b) Sub-Advisory Agreements. Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on February 11, 1997.

           (6)      Inapplicable.

           (7)      Inapplicable.

           (8) Custodian Contract. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

           (9) Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Annuity Account Five. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

          (10) Opinion and Consent of Counsel. Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on February 11, 1997.


          (11)      Consent of Independent Accountants.  ATTACHED HEREWITH.

          (12)      Inapplicable.

          (13)      Initial Capitalization Agreement.

          (14)      Inapplicable.

          (15)      Inapplicable.

          (16)      Inapplicable.

          (17) Powers of Attorney. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

          (18)      Inapplicable.

          (27)      Financial Data Schedules.   ATTACHED HEREWITH.

Item 25.  Persons Controlled By or Under Common Control With Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities.

               TITLE OF CLASS                     NUMBER OF RECORD HOLDERS

               Shares of Beneficial Interest                1


          *Held by [Variable Annuity Account Five of Anchor National Life Insurance Company

ITEM 27. INDEMNIFICATION.

     Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                      ARTICLE VI
                                   INDEMNIFICATION

          The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

     (a) the Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith an in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

       (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph
     (d).

     (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or
     (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

     (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

     Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

     (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

     (i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                          * * * * * * * * * * * * * *

          [The Investment Advisory and Management Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser to perform or assist in the performance of its obligations under each Agreement) the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Certain of the Subadvisory Agreements provide for similar indemnification
     of the Subadviser by the    Adviser.]

          [SunAmerica Inc., the parent of Anchor National Life Insurance Company, provides, without cost to the Trust, indemnification of individual trustees. By individual letter Agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorneys' fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee, but only to the extent such expenses and liabilities are not covered by insurance.]

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF ADVISER.

     SunAmerica Asset Management Corp. ("SAAMCo"), the Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.

     T. Rowe Price Associates, Inc., Janus Capital Corporation, and Wellington Management Company, the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of T. Rowe Price Associates, Inc., Janus Capital Corporation, and Wellington Management Company, and other required information:

                                             FILE NO.
     T. Rowe Price Associates, Inc.          801-856
     Janus Capital Corporation               80-13991
     Wellington Management Company           801-15908
     Putnam Investment Management, Inc.      801-7974

ITEM 29. PRINCIPAL UNDERWRITERS.

     There is no Principal Underwriter for the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

     SunAmerica Asset Management Corp., is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
     Janus Capital Corporation is located at 100 Fillmore Street, Suite 300, Denver, Colorado 80296-4923. Wellington Management Company is located at 75 State Street, Boston, Massachusetts 02109. Putnam Investment Management, Inc. is located at One Post Office Square, Boston, Massachusetts 02109. Each of the Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


ITEM 31. MANAGEMENT SERVICES.

     None.

ITEM 32. UNDERTAKINGS

     The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 2 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused the Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of July, 1998.

                                   SEASONS SERIES TRUST

                                   By: /s/ Peter C. Sutton
                                       --------------------------
                                           Peter C. Sutton
                                           Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 2 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       *                 Trustee, Chairman and              July 23, 1998
--------------------
James K. Hunt            President
                         (Principal Executive Officer)

       *                 Senior Vice President,             July 23, 1998
--------------------
Scott L. Robinson        Treasurer and Controller
                         (Principal Financial
                         and Accounting Officer)

       *                 Trustee                            July 23, 1998
--------------------
Richards D. Barger


       *                 Trustee                            July 23, 1998
--------------------
Norman J. Metcalfe


       *                 Trustee                            July 23, 1998
--------------------
Allan L. Sher


       *                 Trustee                            July 23, 1998
--------------------
William M. Wardlaw


*By: /s/ Robert M. Zakem
         Robert M. Zakem
         Attorney-in-Fact

                                SEASONS SERIES TRUST
                                    EXHIBIT INDEX

Exhibit No.               Name


   11          Consent of Independent Accountants

   27          Financial Data Schedules